UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant	Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12
Schneider National, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee: (check the appropriate box)
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SCHNEIDER

2026 PROXY STATEMENT

and Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders
March 17, 2026
To Our Shareholders:
On behalf of the Board of Directors, we would like to invite you to attend Schneider National, Inc.’s 2026 Annual Meeting of Shareholders. The meeting will be held virtually on Thursday, April 30, 2026, at 7:30 a.m. Central Time. The meeting can be accessed by registering at https://web.viewproxy.com/schneider/2026. You will receive a meeting invitation by e-mail with your unique join link, along with a password prior to the meeting date. Once you log into the link with your password, you will be able to listen to the meeting live, submit questions, and vote online.
You will find information regarding the matters to be voted on in the proxy statement which accompanies this notice. We are sending many of our shareholders a notice regarding the internet availability of the proxy statement, our 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other materials on how to vote via the internet, mail or telephone (“Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials also contains instructions on how you may receive a printed copy of the Proxy Statement and 2025 Annual Report on Form 10-K.
Shareholders of record as of the close of business on February 19, 2026 (the “Record Date”) are entitled to vote at the annual meeting and any postponement or adjournment thereof. Please see pages 3-8 of the accompanying proxy statement for additional information regarding joining the meeting and how to vote your shares.
Your vote is important. Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.
If you own shares through a broker, bank or other nominee, you should contact your bank, broker or nominee for additional information.
Thank you for your continued confidence in our Company.
Sincerely,

James L. Welch Chairman of the Board

Mark B. Rourke Chief Executive Officer, President and Director

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on April 30, 2026
This notice of Annual Meeting and the Proxy Statement and the 2025 Annual Report are available at https://web.viewproxy.com/schneider/2026.

ANNUAL MEETING
of shareholders
PROPOSALS AND RECOMMENDATIONS

PROPOSAL #1: Election of each director	The Board of Directors recommends that you vote FOR each director nominee and Proposals #2, #3 and #4 at our Annual Meeting
PROPOSAL #2: Ratification of independent registered public accounting firm
PROPOSAL #3: Approval of amended and restated 2017 Schneider National, Inc. Omnibus Incentive Compensation Plan
PROPOSAL #4: Approval of the compensation of our named executive officers on an advisory basis
HOW TO VOTE
ONLINE https://AALvote.com/ SNDR or by attending the virtual meeting	PHONE In the U.S. or Canada, you can vote your shares toll-free at 1-866-804-9616	MAIL Request a paper copy of the proxy materials, including a proxy card

PROXY STATEMENT
AND GENERAL
INFORMATION
CORPORATE
GOVERNANCE
COMPENSATION OF
DIRECTORS
COMPENSATION
DISCUSSION AND
ANALYSIS

Notice of annual meeting and proxy statement

EXECUTIVE
COMPENSATION
TABLES AND
NARRATIVE
COMMITTEE REPORTS
PROPOSAL #1
PROPOSAL #2
PROPOSAL #3
PROPOSAL #4
BENEFICIAL
OWNERSHIP OF STOCK
ADDITIONAL
INFORMATION

Notice of Annual Meeting of Shareholders
March 17, 2026
The 2026 Annual Meeting of Shareholders of Schneider National, Inc. will be held online on Thursday, April 30, 2026, at 7:30 a.m. Central Time, which you can access by registering at https://web.viewproxy.com/ schneider/2026, to vote on the items listed below.
The following items will be voted on at the Annual Meeting:
1.
To elect ten directors, each to serve until the next annual meeting and until his or her successor is duly elected and qualified;

2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.
A resolution to amend and restate the Schneider National, Inc. 2017 Omnibus Incentive Compensation Plan; and

4.
A resolution to approve, on an advisory basis, the compensation of our named executive officers.

We will also take action upon any other business as may properly come before the Annual Meeting and any adjournments or postponements of that meeting.
The Board of Directors recommends a vote “FOR” the election of each director nominee in item 1 and “FOR” items 2, 3 and 4. The Board of Directors or proxy holders will use their discretion on other matters that may arise at the Annual Meeting.
The Board of Directors has fixed the close of business on February 19, 2026 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.
If you held your shares on the record date, you can vote your shares by any of the following methods:
Online
Shareholders can vote online at https://AALvote.com/SNDR. Shareholders holding shares via a bank or broker, please follow the instructions provided on the notice or proxy card received from your bank or broker.
Phone
In the U.S. or Canada, you can vote your shares toll-free at 1-866-804-9616.

Thomas G. Jackson Corporate Secretary
Green Bay, Wisconsin March 17, 2026

2026 SCHNEIDER PROXY STATEMENT	1

Mail
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Attending the virtual meeting
You may attend the virtual Annual Meeting and vote your shares during the meeting by visiting our Annual Meeting website at https://web.viewproxy.com/schneider/2026. To vote at the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner, but not the shareholder of record, also may be voted electronically during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. The Annual Meeting will begin promptly at 7:30 a.m. Central Time. Online check-in will begin at 7:15 a.m. Central Time, and you should allow ample time for the online check-in procedures.
This proxy statement and accompanying proxy card are first being sent to shareholders on or about March 17, 2026.

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on April 30, 2026
This notice of Annual Meeting and the Proxy Statement and the 2025 Annual Report are available at https://web.viewproxy.com/schneider/2026.

2

PROXY STATEMENT
and general information
Introduction
This proxy statement is being furnished to shareholders by the Board of Directors (“Board”) of Schneider National, Inc. (the “Company,” “Schneider,” “we,” “our,” “us” or similar terms), beginning on or about March 17, 2026.
This proxy statement is being furnished in connection with a solicitation of proxies by the Board for use at the Annual Meeting of Shareholders to be held online on Thursday, April 30, 2026, at 7:30 a.m. Central Time, and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.
Availability of proxy materials
On or about March 17, 2026, we mailed our shareholders a notice regarding the availability of proxy materials on the Internet (“Notice of Internet Availability”) containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report for the year ended December 31, 2025. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Other shareholders, in accordance with their prior requests, have received email notification of how to access our proxy materials and vote over the Internet, or have been mailed paper copies of our proxy materials and a proxy card or a vote instruction form from their bank or broker.
If you want to receive a paper or email copy of the proxy materials, you may request one. There is no charge to you for requesting a copy. Please make your request for a copy of the proxy materials as instructed in the Notice of Internet Availability by April 14, 2026 to facilitate timely delivery.
Record date; voting rights; quorum
Only holders of record of our Class A common stock and Class B common stock (collectively, our “Common Stock”) at the close of business on February 19, 2026 (the “Record Date”) are entitled to vote at the Annual Meeting. On that date, we had outstanding and entitled to vote: (a) 83,029,500 shares of Class A common stock, each of which is entitled to ten votes per share, with an aggregate of 830,295,000 votes; and (b) 92,307,016 shares of Class B common stock, each of which is entitled to one vote per share, with an aggregate of 92,307,016 votes. The presence (by virtual attendance online or by proxy) of a majority of the votes entitled to be cast shall constitute a quorum for the purpose of transacting

2026 SCHNEIDER PROXY STATEMENT	3

business at the Annual Meeting. Abstentions and broker non-votes will be considered present for purposes of determining whether a quorum exists. For additional information, please see “How Proxy Votes Are Tabulated” below.
Shareholders of record; street name shareholders
If your shares of Common Stock are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the “shareholder of record” with respect to those shares, and the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) is sent directly to you. If your shares are held in an account at a bank, broker, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) is forwarded to you by that firm.
If you are a shareholder of record, you may vote your shares over the Internet or by telephone by following the instructions on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing and returning your proxy card to the Company by mail according to the instructions printed on your proxy card. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity. If you are the beneficial owner of shares held in street name, you may be eligible to vote your shares electronically over the Internet or by telephone by following the instructions on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing the voter instruction form provided by your bank or broker and returning it according to the instructions provided by your bank or broker. If you provide specific directions to your broker or nominee on how to vote by mail, telephone or over the Internet, your shares will be voted by your broker or nominee as you have directed.
We may reimburse those firms for reasonable fees and out-of-pocket costs incurred by your bank, broker, or nominee in forwarding the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) to you.
Proxy solicitation
We will bear the cost of our solicitation of proxies. In addition to using the Internet, our directors, officers, and employees may solicit proxies from shareholders in person and by mail, telephone, facsimile, or electronic transmission for which they will not receive any additional compensation. We also have arrangements with brokers and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares of Common Stock held by those persons, and we may reimburse those custodians, nominees, and fiduciaries for reasonable fees and out-of-pocket expenses incurred.

4

HOW TO VOTE
ONLINE https://AALvote.com/ SNDR or by attending the virtual meeting	PHONE In the U.S. or Canada, you can vote your shares toll-free at 1-866-804-9616	MAIL Request a paper copy of the proxy materials, including a proxy card
Attending the virtual meeting
You may attend the virtual Annual Meeting and vote your shares during the meeting by visiting our Annual Meeting website at https://web.viewproxy.com/schneider/2026. To vote at the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. The Annual Meeting will begin promptly at 7:30 a.m. Central Time. Online check-in will begin at 7:15 a.m. Central Time, and you should allow ample time for the online check-in procedures.
Unless you virtually attend and vote your shares at the Annual Meeting, we must receive your vote by 11:59 p.m. Eastern Time the day before the Annual Meeting for your vote by proxy to be counted.
How proxy votes are tabulated
Only the shares of Common Stock represented by valid proxies that have been received and which have not been revoked prior to the time that polls are closed for voting during the meeting will be voted and tallied by the Inspector of Election at the meeting. Votes cast at the meeting by proxy or electronically by attending shareholders will be tabulated by the Inspector of Election. The Inspector of Election will treat shares of Common Stock represented by a valid proxy as present at the meeting for purposes of determining a quorum, whether or not the proxy is marked as casting a vote or abstaining on any or all matters.
If you are a beneficial owner of shares held in street name and you do not provide the firm that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the firm that holds your shares may generally vote on routine matters on your behalf but cannot vote on non-routine matters on your behalf without specific voting instructions from you. Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm — is a routine matter on which brokers can vote on behalf of their clients if clients do not furnish voting instructions. All other proposals are non-routine matters.
If the firm that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, it will indicate on your proxy card that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes are treated as present for purposes of determining a quorum, but are not counted as votes “for” or “against” the matter in question or as abstentions, and they are not counted in determining the number of votes present for the particular matter.

2026 SCHNEIDER PROXY STATEMENT	5

If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the proxy holders (i.e., the persons named in the proxy card provided by the Board) will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting or any adjournment or postponement of the meeting.
If any other business properly comes before the meeting or any adjournment or postponement of the meeting, it is the intention of the proxy holders named in the accompanying proxy card to vote the shares represented by the proxy card on those matters in accordance with their best judgment.
Vote required to approve proposals
Assuming that a quorum is present at the meeting, the votes described in the table below are required under our governing documents and Wisconsin state law. Shares of the Company’s Class A common stock and Class B common stock vote together as a single class in each of the matters described below.
PROPOSAL #1
Election of Directors

Each director will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted. For this purpose, “plurality” means that the nominees receiving the largest number of votes will be elected as directors.
Abstentions and broker non-votes will have no effect on the election of directors. Votes “withheld” will have no effect. Only votes cast “for” a director will have an effect on the election of directors. If your broker holds shares in your name, the broker, in the absence of voting instructions from you, is not entitled to vote your shares.
The Board of Directors recommends that you vote FOR the election of each Director nominee

6

PROPOSAL #2
Ratification of appointment of independent registered public accounting firm

Votes cast “for” this proposal must exceed the votes cast “against” it to be approved.
Abstentions do not count as votes “for” or “against” this proposal and will be disregarded in the calculation of votes cast. If your broker holds shares in your name, the broker, in the absence of voting instructions from you, is entitled to vote your shares.
The Board of Directors and the Audit Committee recommend a vote FOR Proposal #2
PROPOSAL #3
Approval of amended and restated 2017 Schneider National, Inc. Omnibus Incentive Compensation Plan

The votes cast “for” this proposal must exceed the votes cast “against” this proposal for it to be approved.
Abstentions and broker non-votes do not count as votes “for” or “against” this proposal and will be disregarded in the calculation of votes cast. If your broker holds shares in your name, the broker, in the absence of voting instructions from you, is not entitled to vote your shares.
The Board of Directors recommends a vote FOR Proposal #3
PROPOSAL #4
Approve the compensation of our named executive officers on an advisory basis

The votes cast “for” this proposal must exceed the votes cast “against” this proposal for it to be approved.
Abstentions and broker non-votes do not count as votes “for” or “against” this proposal and will be disregarded in the calculation of votes cast. If your broker holds shares in your name, the broker, in the absence of voting instructions from you, is not entitled to vote your shares.
The Board of Directors recommends a vote FOR Proposal #4

2026 SCHNEIDER PROXY STATEMENT	7

How to revoke your proxy
You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may revoke your previously submitted proxy by submitting a written notice of revocation to us, by voting again on a later date over the Internet, by telephone, or by signing and returning a new proxy card by mail (in which case only your latest proxy submitted prior to the Annual Meeting will be counted), or by virtually attending the Annual Meeting and voting during the Annual Meeting. Your virtual attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again.
Information on attending the annual meeting
The Annual Meeting will be held entirely online through an audio webcast to allow broader participation.
Shareholders may attend the virtual Annual Meeting by visiting our Annual Meeting website at https://web.viewproxy.com/schneider/2026. To vote at the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Shares held in your name as the shareholder of record on the record date may be voted electronically during the Annual Meeting. Shares for which you were the beneficial owner as of the record date but not the shareholder of record also may be voted electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting.
The Annual Meeting will begin promptly at 7:30 a.m. Central Time. Online check-in will begin at 7:15 a.m. Central Time and you should allow ample time for the online check-in procedures.
Householding
Pursuant to the rules of the Securities and Exchange Commission (“SEC”), services that deliver our communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Notice of Internet Availability, annual report to shareholders, or proxy statement. Upon written or oral request, we will promptly deliver a separate copy of our Notice of Internet Availability, annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. For future deliveries of Notices of Internet Availability, annual reports to shareholders and/or proxy statements, shareholders may also request that we deliver multiple copies at a shared address to which a single copy of each document was delivered. Shareholders sharing an address who are currently receiving multiple copies of the Notice of Internet Availability, annual report to shareholders, and/or proxy statement may also request delivery of a single copy. Shareholders may notify us of their requests by calling or writing Thomas G. Jackson, Corporate Secretary, at Schneider National, Inc., 3101 South Packerland Drive, Green Bay, WI 54313, or at telephone number (920) 592-2000.
Annual Report to shareholders
Our Annual Report for the year ended December 31, 2025 accompanies this Proxy Statement and is also available on the Internet. Please follow the instructions in the Notice of Internet Availability if you want to review our Annual Report online. Our Annual Report contains financial and other information about us. The Annual Report is not a part of this Proxy Statement.

8

Corporate
GOVERNANCE
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that, in conjunction with our Amended and Restated Bylaws (our “Bylaws”) and the Board committee charters, establish principles and practices relating to the operation of the Board and its committees. The Corporate Governance Guidelines address our director qualification and independence standards, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession planning, and the Board’s annual self-evaluation of its performance. In connection with the leadership transition and changes discussed below under “Leadership Transition” and “Board Structure and Leadership,” the Board intends to revise the Corporate Governance Guidelines prior to July 1, 2026 in order to establish procedures relating to the appointment and term of service of the Lead Independent Director and the Lead Independent Director’s powers and responsibilities.
The Corporate Governance Guidelines are available, free of charge, on our website, https://investors.schneider.com. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other Company report or document on file with or furnished to the SEC. A copy of our Corporate Governance Guidelines is also available free of charge in print to any shareholder who requests a copy by calling or writing to our Corporate Secretary at 3101 South Packerland Drive, Green Bay, WI 54313 or at telephone number (920) 592-2000.
Code of Conduct and Code of Ethics
Schneider seeks to conduct business ethically, honestly, and in compliance with applicable laws and regulations. Schneider’s Code of Conduct sets out the principles that guide our business practices — safety, integrity, respect, and excellence. The Code of Conduct applies to all associates, including our chief executive officer, principal financial officer, and principal accounting officer. Relevant sections of the code also apply to the Board.
In addition to our Code of Conduct, we maintain a Code of Ethics for CEO and Senior Financial Officers (the “Code of Ethics”) that qualifies as a “code of ethics” under applicable SEC regulations and applies to our CEO, principal financial officer, principal accounting officer, and controller.
Our Code of Conduct and Code of Ethics are jointly overseen by our Human Resources organization and our Legal Department, with ultimate oversight by the Audit Committee. Employees receive the Code of Conduct, participate in required training upon joining Schneider, and annually certify their understanding of the Code of Conduct. With input from relevant stakeholders and executive leadership, we regularly review and update our Code of Conduct, Code of Ethics, and related policies to provide clear, actionable guidance to our associates, executive officers, and directors.
Waivers of our Code of Conduct for non-executive officers, managers, or associates may be made only by our CEO, CFO, or General Counsel. Any waiver of our Code of Conduct for directors or executive officers may be made only by the Board of Directors or an appropriate committee of the Board of

2026 SCHNEIDER PROXY STATEMENT	9

Directors and will be promptly disclosed as required by applicable law or exchange listing requirements. Any waiver of our Code of Ethics may be made only by the Board and will be promptly disclosed to our shareholders through publication on our website, https://investors.schneider.com. Our Audit Committee is responsible for annually reviewing the process for communicating and monitoring compliance with the Code of Conduct and our Code of Ethics. Amendments to either Code must be approved by our Board and will be promptly disclosed (other than technical, administrative, or non-substantive changes). Our Corporate Governance Committee is responsible for periodically reviewing the provisions of each of the codes for adequacy and appropriateness. The Code of Conduct or the Code of Ethics are each available on our website, https://investors.schneider.com, and copies are also available free of charge to any shareholder who requests a copy by calling or writing to our Corporate Secretary at 3101 South Packerland Drive, Green Bay, WI 54313 or at telephone number (920) 592-2000.
Review, approval or ratification of transactions with related persons
The Board has adopted a related person transaction policy which delineates the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company (or any of its subsidiaries) and any director or executive officer (or any immediate family member or affiliated entity of any director or executive officer) either is or will be a participant or has a direct or indirect interest, involving an amount greater than $120,000 (“Related Person Transaction”).
Under the policy, each director and executive officer is required to identify any such transaction, arrangement, or relationship that they, their immediate family members, or their affiliated firms are or will be involved in, and of any changes to such transactions, arrangements, or relationships. The Corporate Governance Committee is responsible for reviewing each disclosed covered transaction, arrangement, or relationship to determine whether the transaction qualifies as a Related Person Transaction due to the related person having a direct or indirect material interest. If the Corporate Governance Committee determines a transaction qualifies as a Related Person Transaction, it will take action as it deems necessary and appropriate, including approval, disapproval, ratification, cancellation, or making a recommendation to management regarding the transaction. Only disinterested members of the Corporate Governance Committee participate in those determinations. If it is not practical to convene a meeting of the Corporate Governance Committee, the Chair of the Corporate Governance Committee may make a determination and report it to other members of the Corporate Governance Committee. The factors that the Corporate Governance Committee or the Chair of the Corporate Governance Committee will consider in making the determination as to what action should be taken with respect to a related person transaction include, but are not limited to:
›
The related person involved and his, her, or its relationship to our Company.

›
The related person’s interest and role in the proposed transaction.

›
The proposed terms of the transaction (including aggregate value and value to be derived by the related person).

›
The benefits to our Company of the proposed transaction.

›
If applicable, the availability to us of alternative means or transactions to obtain like benefits.

›
An assessment of whether the proposed transaction is on terms that are comparable to the terms that would exist in a similar transaction with an unaffiliated third party (or other information bearing on whether the proposed transaction is fair to us).

›
An assessment of whether the proposed transaction is consistent with our other policies that also govern the proposed transaction.

10

The Corporate Governance Committee is required to report its action with respect to any related person transaction to the Board.
Related person transactions in 2025
The following is a description of each transaction that has occurred during 2025, and each currently proposed transaction in which:
›
We have been or are to be a participant.

›
The amount involved exceeded or will exceed $120,000.

›
Any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.

Amended and Restated Schneider Family Board Nomination Process Agreement
Pursuant to a 2016 agreement between the Company and certain members of the founding Schneider family (as amended, the “Schneider Family Nomination Agreement”), on an annual, rotating basis or, at any meeting of shareholders at which directors are to be elected, the Board is required to include in the slate of director nominees recommended to our shareholders for election to the Board two director nominees amongst a group of specified members of the Schneider family — originally comprising of Mary P. DePrey, Therese A. Koller, Paul J. Schneider, Thomas J. Schneider, and Kathleen M. Zimmermann (collectively, the “Original Participating Family Members”). The original Schneider Family Nomination Agreement provided that the right to be nominated to the Board would rotate among the Original Participating Family Members through 2025 and anticipated that each Original Participating Family Member would be nominated and serve on the board for three consecutive one year terms on a rotating basis.
In February 2023, the Company and the Original Participating Family Members agreed to amend the Schneider Family Nomination Agreement to extend the term of the Schneider Family Nomination Agreement and continue through 2040 the current director rotation amongst the Original Participating Family Members, other than Thomas J. Schneider (the “Remaining Participating Family Members”), who has irrevocably renounced all of his rights to serve as a director pursuant to the Schneider Family Nomination Agreement. The Schneider Family Nomination Agreement provides that each Remaining Participating Family Member who is nominated in accordance with the Schneider Family Nomination Agreement is required to satisfy the qualifications for service as a director which are set forth in our Bylaws or such qualifications must be waived in accordance with our Bylaws.
If any of the Remaining Participating Family Members is unable or declines to serve all or any portion of such individual’s annual rotation, the Remaining Participating Family Member who is next in the specified order of succession will be appointed to fill the vacancy and will be nominated for election at the next annual meeting of shareholders and each annual meeting of the shareholders thereafter during the duration of such individual’s three-year term. Upon expiration of the agreement, the agreement provides that the Remaining Participating Family Members could, provided that at least 80% of such family members were in agreement, propose an amendment to the agreement to cover nominations in subsequent periods, the approval of which is required by, and is not to be unreasonably withheld by either the Corporate Governance Committee or the Board.
Registration Rights Agreement
Certain holders of shares of our Class A common stock and Class B common stock at the time of our initial public offering are entitled to rights with respect to the registration of their shares of Class B common stock under a registration rights agreement, which was entered into in conjunction with our initial public

2026 SCHNEIDER PROXY STATEMENT	11

offering. The shareholders entitled to these rights are Mary P. DePrey, Therese A. Koller, Paul J. Schneider, Thomas J. Schneider, Kathleen M. Zimmermann, the Donald J. Schneider Childrens Trust #1 f/b/o Mary P. DePrey, the Donald J. Schneider Childrens Trust #2 f/b/o Mary P. DePrey, the Donald J. Schneider Childrens Trust #1 f/b/o Paul J. Schneider, the Donald J. Schneider Childrens Trust #2 f/b/o Paul J. Schneider, the Donald J. Schneider Childrens Trust #1 f/b/o Therese A. Koller, the Donald J. Schneider Childrens Trust #2 f/b/o Therese A. Koller, the Donald J. Schneider Childrens Trust #1 f/b/o Thomas J. Schneider, the Donald J. Schneider Childrens Trust #2 f/b/o Thomas J. Schneider, the Donald J. Schneider Childrens Trust #1 f/b/o Kathleen M. Zimmermann, the Donald J. Schneider Childrens Trust #2 f/b/o Kathleen M. Zimmermann, the Donald J. Schneider 2000 Trust f/b/o Mary P. DePrey, the Donald J. Schneider 2000 Trust f/b/o Therese A. Koller, the Donald J. Schneider 2000 Trust f/b/o Paul J. Schneider, the Donald J. Schneider 2000 Trust f/b/o Thomas J. Schneider, the Donald J. Schneider 2000 Trust f/b/o Kathleen M. Zimmermann, the Paul J. Schneider 2011 Trust, the Mary P. DePrey 2011 Trust, the Therese A. Koller 2011 Trust and the Kathleen M. Zimmermann 2011 Trust (collectively, the “Registration Rights Parties”). The rights provided to these shareholders under the agreement are described below.
Demand Registration Rights
Each of the Registration Rights Parties has the right to demand that we file up to one registration statement within any six-month period, which would register an offering of all or some lesser amount of the securities held by them. These registration rights are subject to specified conditions and limitations, including the right of the underwriters, if any, to limit the number of shares included in any such registration under specified circumstances. Upon such a request, the Company will be required to use reasonable best efforts to effect the registration as expeditiously as possible.
Shelf Registration Rights
So long as the Company remains eligible to file a registration statement on Form S-3, the Registration Rights Parties will be entitled to have their shares of Class B common stock, including shares of Class A common stock that will convert into shares of Class B common stock if such shares of Class A common stock are transferred outside of the Voting Trust as specified in the Voting Trust Agreement and our Articles, registered by the Company on a Form S-3 registration statement at the Company’s expense. These shelf registration rights are subject to specified conditions and limitations.
Expenses and indemnification
The Company will pay all expenses relating to any demand or shelf registration, other than underwriting discounts, commissions, and any transfer taxes, subject to specified conditions and limitations. The registration rights agreement includes customary indemnification provisions, including indemnification by the Company of the participating holders of shares of Class B common stock and their directors, officers, trustees, and employees for any losses, claims, damages, or liabilities in respect thereof and expenses to which such holders may become subject under the Securities Act of 1933, as amended, state law or otherwise.
Termination of registration rights
The registration rights granted under the registration rights agreement will terminate upon the date the holders of shares that are a party thereto no longer hold any such shares that are entitled to registration rights.
Compensation Committee interlocks and insider participation
During 2025, none of the members of our Compensation Committee was an officer or employee of our Company or was formerly an officer of our Company or had any relationship requiring disclosure

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under Item 404 of Regulation S-K. In addition, during 2025, none of our executive officers served as a director or a member of the compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee.
Insider trading and anti-hedging and anti-pledging policies
The Company has an insider trading policy and procedures that govern the purchase, sale, and other trading of its securities by directors, officers, and employees, as well as by the Company itself. We believe the policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. As part of our insider trading policy, our directors, officers, and other employees are prohibited from short selling our securities and from buying or selling options of any kind, including puts, calls, or other derivative securities with respect to our securities, or engage in hedging transactions involving swaps, collars or exchange funds. Our directors, officers, and other designated individuals are also prohibited from pledging our securities or purchasing our securities on margin or incurring any indebtedness secured by a margin or similar account in which our securities are held.
The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy, which is included as Exhibit 19.1 in our Annual Report on Form 10-K filed with the SEC on February 20, 2026.
Director independence
The Board has adopted director independence standards to assist in making determinations regarding whether our directors are independent as that term is defined in the listing standards of the New York Stock Exchange (the “NYSE”). Based on those standards, the Board has determined that each of Jyoti Chopra, James R. Giertz, Robert W. Grubbs, John A. Swainson, Julie K. Streich, and James L. Welch is independent under applicable NYSE rules and the director independence standards adopted by the Board, while Robert M. Knight, Mary P. DePrey, Mark B. Rourke, and Kathleen M. Zimmerman are not deemed to be independent. Mr. Knight is not deemed to be independent because Mr. Knight’s son is currently an audit partner at Deloitte, the Company’s independent registered public accounting firm, however, Mr. Knight’s son is not now, nor has he ever been, assigned as an audit partner to the Company’s audit. Mr. Knight’s son does not have any role or involvement in the audit of our consolidated financial statements for the fiscal year ending December 31, 2025 or any prior period, or any other matters relating to us. Accordingly, six of the ten current members of the Board are independent under the NYSE rules and the standards adopted by the Board.
NYSE controlled company exemptions
While a majority of the members of the Board are independent under the listing standards of the NYSE and the director independence standards adopted by the Board, our Company is eligible for an exemption from certain requirements of the NYSE relating to, among other things, the independence of directors. We currently have a dual class common stock structure consisting of: (1) Class A common stock, entitled to ten votes per share; and (2) Class B common stock, entitled to one vote per share. The Schneider National, Inc. Voting Trust (“Voting Trust”) is the record holder of all shares of Class A common stock, and such shares are beneficially owned by the Schneider family. Since the Voting Trust holds a majority of the total voting power of our outstanding common stock (see “Information Regarding Beneficial Ownership of Principal Shareholders, the Board and Management” later in this proxy statement), our Company is considered a “controlled company” under the corporate governance listing standards of the NYSE. As a controlled company, we are eligible for the NYSE’s exemption of

2026 SCHNEIDER PROXY STATEMENT	13

controlled companies from the obligation to comply with certain of the NYSE’s corporate governance requirements, including the requirements:
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That a majority of the Board consist of independent directors, as defined under the rules of the NYSE.

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That the Company have a corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

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That the Company have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

Of these exemptions, we currently use both the second — the exemption from the requirement to have a corporate governance committee composed entirely of independent directors — and the third — the exemption from the requirement that the Company have a compensation committee that is composed entirely of independent directors.
Leadership transition
On January 26, 2026, the Board appointed Mr. Rourke, our President and Chief Executive Officer, to the position of Executive Chair of the Board effective July 1, 2026. In conjunction with this change, the Board appointed James S. Filter, currently our Executive Vice President, Group President of Transportation and Logistics of the Company, to succeed Mr. Rourke as of our President and CEO. Mr. Filter is expected to be appointed to the Board at a later date, following his transition to his role as President and CEO. Mr. James L. Welch, independent Chairman of the Board, was appointed by the Board to the newly created position of Lead Independent Director. All appointments are effective on July 1, 2026. These changes were part of a planned leadership transition designed to ensure continuity and position the Company for its next phase of growth. In his role as Executive Chairman, Mr. Rourke will continue to contribute to our strategic direction and provide counsel to the Company’s management team and Board.
Board structure and leadership
In accordance with our Amended and Restated Articles of Incorporation (our “Articles”) and Bylaws, each of our directors holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified. Each of our directors and director-nominees must, at a minimum, satisfy certain conditions specified in our Bylaws, including that such individual cannot be 74 years or older, cannot be a material customer or supplier, cannot be an officer of any entity of which any other of our directors is a director, or cannot be a director of any entity of which any other director is an officer. Each of our director-nominees must have his or her nomination approved by the unanimous vote of our full Board if such individual has served on the Board for more than 14 consecutive fiscal years. There is no limit on the number of terms a director may serve on the Board.
The Corporate Governance Guidelines provide that when a director’s principal occupation or business associations change substantially during his or her tenure as a director, the Board expects that director to tender his or her resignation for consideration by the Corporate Governance Committee and the Board. The Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the offer of resignation.
As discussed earlier in this Proxy Statement, pursuant to the Schneider Family Nomination Agreement, through 2040, the Company is obligated to include in the slate of nominees recommended to shareholders of the Company for election as a director at any meeting of shareholders at which directors

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are to be elected two of the Remaining Participating Family Members to serve on the Board on an annual, rotating basis. The two director seats on the Board which have been earmarked in the Nomination Agreement for two family members will rotate among the Remaining Participating Family Members, and the Schneider Family Nomination Agreement anticipates that each eligible Remaining Participating Family Member will be nominated and serve on the Board for consecutive periods ranging from three to nine years, as set forth in the Schneider Family Nomination Agreement. The two Schneider family members currently serving on the Board are Kathleen M. Zimmerman and Mary P. DePrey. Paul J. Schneider and Ms. DePrey have been nominated this year to serve on the Board pursuant to the Schneider Family Nomination Agreement.
Mr. Welch, one of our non-employee independent directors, currently serves as the Chairman of the Board. The Board believes that the separation of the role of CEO and Chairman of the Board is the most appropriate leadership structure for the Board at this time. Separating these positions has allowed our CEO to focus on our day-to-day operations while the Chairman of the Board has led the Board in its role of providing independent oversight and advice to management.
As discussed above, in connection with our CEO succession planning, the Board created the position of Executive Chairman in January 2026. The Board appointed Mr. Rourke to serve as our Executive Chairman, effective July 1, 2026, due to his broad industry experience and strong stewardship of organizational culture. The Board also believes that Mr. Rourke’s service as Executive Chairman will enhance management continuity and provide a valuable resource for Mr. Filter as he transitions to the role of CEO, as well as to the Board.
Given that Mr. Rourke is not an independent director under applicable NYSE rules, the Board determined to continue the strong leadership of independent directors and created the role of Lead Independent Director in January 2026. Mr. Welch was appointed by the Board to serve as Lead Independent Director, effective July 1, 2026.
The Lead Independent Director will preside over all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the non-employee directors and independent directors, and serve as the primary liaison between the independent directors and our Executive Chairman and our CEO. In addition, prior to July 1, 2026, the Board will amend the Corporate Governance Guidelines to establish procedures relating to the appointment and term of service of the Lead Independent Director, as well as the powers and responsibilities of the Executive Chairman and Lead Independent Director.
The Board believes that this structure going forward will provide the Company and the Board with strong leadership, continuity of experience given Mr. Rourke’s role, and appropriate independent oversight. The Board believes that having a Board comprised of a majority of independent directors, a Lead Independent Director vested with key duties and responsibilities and three Board committees chaired by independent directors provides a formal structure for strong independent oversight of the Executive Chairman and the Company’s management team.
Board role in risk oversight
The Board believes that evaluating management’s oversight, administration, and governance of the risks confronting Schneider, including risks related to cybersecurity, is one of its most important areas of oversight. In carrying out this responsibility, the Board is assisted by each of its committees that considers risks within its areas of responsibility and apprises the full Board of any significant risks and management’s response to those risks.

2026 SCHNEIDER PROXY STATEMENT	15

While the Board and its committees exercise oversight of risk management, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees.
AUDIT COMMITTEE
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Oversees our enterprise risk management process.

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Sets expectations and accountability for management and reviewing our internal auditors’ assessment of the effectiveness of our cybersecurity controls including policies and procedures to address the Company’s cyber risks.

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Reviews and discusses with management our approach and processes to identify, assess, monitor, manage and mitigate Schneider’s significant business risks, including financial, operational, privacy, data security, business continuity, tax, legal and regulatory compliance, including antitrust compliance and reputational risks.

COMPENSATION COMMITTEE
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Annually evaluates whether the design and operation of Schneider’s compensation programs or policies encourage our executive officers or our employees to take unnecessary or excessive risks.

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Consider whether Schneider’s compensation programs and policies provide an effective and appropriate mix of incentives to help ensure performance is focused on long-term shareholder value creation and do not encourage short-term risk taking at the expense of long-term results or create risks that are reasonably likely to have a material adverse effect on Schneider.

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Considers the program features that mitigate against potential risks for our executive officers such as fixed base salaries, performance goals tied to company financial measures, payout caps for annual incentives, clawback provisions, a balanced mix of long-term equity incentives, and stock ownership requirements.

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Considers the program features that mitigate against potential risks for our non-executive officer employees.

CORPORATE GOVERNANCE COMMITTEE
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Oversees risks related to Board structure, composition and corporate governance.

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Oversees the annual Board performance self-evaluation process and make recommendations to the Board concerning the size, structure and composition of the Board and its committees and other corporate governance matters.

Corporate responsibility governance structure and oversight
Our Board of Directors has a pivotal role in shaping governance, providing strategic direction, and serving as stewards of long-term enterprise value. The Board oversees our performance and management of various sustainability-related issues, including climate disclosures, reporting, lobbying practices, human capital management, cybersecurity and human rights. The Board’s three standing committees provide oversight and guidance over different aspects of sustainability. The Board’s diverse perspectives and skills also guide how we monitor the sustainability and societal impact of our operations. The Board believes that it should maintain broad oversight over our corporate responsibility strategy, performance, risk assessment, and disclosures. The Board believes that the standing committees of the Board should assist and support it with guiding the continued evolution of our corporate responsibility strategy, including reporting on sustainability-related matters. The Board, with assistance from its standing committees, receives regular updates on our corporate responsibility policies and initiatives, including reporting with respect to sustainability-related topics, such as climate change and corporate social responsibilities that are of significance to the Company and its stakeholders. To ensure that corporate responsibility is appropriately managed throughout the Company, the Board has adopted the following governance structures:

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AUDIT COMMITTEE	COMPENSATION COMMITTEE	CORPORATE GOVERNANCE COMMITTEE
Assists the Board with oversight of the Company’s disclosures and reporting of sustainability-related matters or data.	Assists the Board with oversight of how well the Company’s culture, other Human Capital Management (“HCM”), and sustainability-related processes are managed.
Assists the Board in its oversight of the framework, policies and practices used by management to identify, assess and manage sustainability risks facing the Company and assisting the Board in establishing and maintaining effective corporate governance policies and practices.

Information on our corporate responsibility approach and the various awards we have received is available on our website, www.schneider.com/company/corporate-responsibility/sustainability. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other Company report or document on file with or furnished to the SEC.
Board meetings
During 2025, the Board met four times. The non-management directors met in executive session at all of the Board meetings without any member of management present. The Chairman of the Board presides over the meetings of non-management directors. The independent directors met in executive session on one occasion during 2025, without any member of management present. The Chairman of the Board also presides over the meetings of the independent directors. During 2025, each incumbent director attended, in the aggregate, more than 75% of the Board meetings and meetings of the Board committees on which the director served. Following effectiveness of the leadership transition described under “Leadership Transition” above, the Lead Independent Director will preside over meetings of the non-management and independent directors.
Board committees
The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each of the committees of the Board has responsibilities which are set forth in a formal written charter which has been approved by the Board. Each of the committee charters can be reviewed on our website at https://investors.schneider.com and are also available free of charge in print to any shareholder who requests them by calling or writing to our Corporate Secretary at 3101 South Packerland Drive, Green Bay, WI 54313 or at telephone number (920) 592-2000.

2026 SCHNEIDER PROXY STATEMENT	17

AUDIT COMMITTEE
Each committee member is an “audit committee financial expert” as defined by the SEC and the committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.
Responsibilities
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Assists the Board in overseeing our accounting and financial reporting processes and the audits of our financial statements

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Approves the scope of our annual audit, reviews the report and comments of our independent registered public accounting firm

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Directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm

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Primary responsibility for oversight of risks related to cybersecurity, including protection of customer and employee data, Company trade secrets and other proprietary information, and management’s monitoring of persistent threats and cyber risks.

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Performs any other activities delegated to the Committee by the Board

Independence
The Board has determined that all Audit Committee members are independent within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the NYSE.
Meetings
The Audit Committee met five times during 2025.
Current members
›
James R. Giertz (Chair), Independent

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Julie K. Streich, Independent

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John A. Swainson, Independent

COMPENSATION COMMITTEE
The Compensation Committee has the sole authority under its charter to retain, oversee, or terminate any independent compensation consultant, independent legal counsel, or other advisors. It may, however, select such advisors only after taking into consideration all factors relevant to the advisors’ independence from management, including those specified in the NYSE Listed Company Manual. We provide for appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to advisors retained by the Compensation Committee.
In connection with setting compensation for our named executive officers and our directors for 2025, the Compensation Committee engaged Frederic W. Cook & Co, Inc. (“FW Cook”) as its independent compensation consultant to provide advice concerning our executive and director compensation programs, as described in further detail under “Executive Compensation — Compensation Discussion and Analysis.” Except for this engagement, the Compensation Committee did not retain a compensation consultant and FW Cook did not provide any other services to our Company. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and NYSE listing standards and concluded that FW Cook’s work for the Compensation Committee does not raise any conflict of interest.
Responsibilities
›
Assists the Board in discharging its responsibilities relating to establishing and reviewing the compensation of our officers

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Reviews compensation of the Board

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Approves, oversees and monitors incentive and other benefit plans for our employees

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Perform any other activities delegated to the Committee by the Board

Independence
The Board has determined that Robert W. Grubbs and Jyoti Chopra are independent within the meaning of the listing standards of the NYSE, and that Robert M. Knight, Jr. is not independent.
Meetings
The Compensation Committee met four times during 2025.
Current members
›
Robert W. Grubbs (Chair), Independent

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Jyoti Chopra, Independent

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Robert M. Knight, Jr.

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CORPORATE GOVERNANCE COMMITTEE
Our Bylaws provide that those members of our Corporate Governance Committee who are not members of the Schneider family shall serve as trustees of the Voting Trust in accordance with the terms of the Voting Trust. Our Bylaws also provide that the Chairman of our Corporate Governance Committee will be an individual who is not a member of the Schneider family, and that our Corporate Governance Committee will at all times consist of each director that is a member of the Schneider family and up to six directors who are not members of the Schneider family.
Responsibilities
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Assists the Board in identifying individuals qualified to become members of the Board consistent with criteria established by the Board and in developing our Corporate Governance Guidelines.

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Selects individuals to be proposed for nomination as directors of the Company

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Nominates individuals for election as directors of the Company

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Establishes and nominates directors for appointment to committees of the Board

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Reviews the performance and qualifications of directors

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Reviews and recommends policies to the Board

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Performs any other activities delegated to the Committee by the Board

Independence
The Board has determined that each of the Corporate Governance Committee members is independent except for Mr. Knight, Ms. DePrey and Ms. Zimmermann who are not deemed to be independent.
Meetings
The Corporate Governance Committee met four times during 2025.
Current members
›
John A. Swainson (Chair)

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Jyoti Chopra

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Mary P. DePrey

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James R. Giertz

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Robert M. Knight

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Kathleen Zimmermann

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Robert W. Grubbs

Annual Board and Committee self-evaluations
Annual Board and Director evaluations
The Board separately conducts an annual self-evaluation and an evaluation of individual directors, which are each intended to determine whether the Board, its committees and each member of the Board are functioning effectively, and to provide an opportunity to reflect upon, and improve, Board dynamics, processes and effectiveness.
The independent Chairman of the Board, Mr. James L. Welch, with assistance from the Chairman of the Corporate Governance Committee, leads both evaluation processes. The Board’s annual self-evaluation process consists of a written evaluation which is completed by each member of the Board. The Board’s individual director evaluation process consists of periodic, one-on-one, peer-review discussions with the Chairman and each director on the effectiveness and performance of each member of the Board and Board composition and succession planning. The Chair of the Corporate Governance Committee directly, without the independent Chairman present, conducts one-on-one, peer-review discussions on the effectiveness and performance of the independent Chairman with each director on an annual basis. A summary of the results of both evaluation processes are presented to the Board on an anonymous basis following which the Board discusses any themes or issues that are identified. Prior to the effectiveness of the leadership transition described under “Leadership Transition” above, the Board will consider what changes are appropriate to these evaluation procedures in light of the new roles of Executive Chairman and Lead Independent Director.

2026 SCHNEIDER PROXY STATEMENT	19

Annual Committee self-evaluations
Each committee of the Board annually conducts a self-evaluation and, after discussing the results of its self-evaluation, reports the results of its self-evaluation to the Board. Each committee’s evaluation includes an assessment of the committee’s compliance with our Corporate Governance Guidelines and the committee’s charter, as well as ways in which committee processes and effectiveness may be improved.
Attendance of Directors at annual meetings of shareholders
Schneider expects all of its directors to attend the annual meeting. All directors attended the 2025 annual meeting of shareholders.
Board Committee Chair/Member Rotation
The Board does not have a mandatory committee rotation requirement however, the Corporate Governance Committee considers annually whether the Board’s committee structure and the membership and leadership of each committee is optimal, taking into consideration, among other factors: (1) whether the committee’s most recent self-assessment indicated that leadership was effective, (2) what unique challenges and opportunities are likely to be in the committee’s scope over the next year, (3) mandatory term limits for Directors and other succession planning considerations and (4) the views of the current committee chairperson and Chairman of the Board. As appropriate when a change in a committee chair occurs, the Corporate Governance Committee collaborates with the incoming committee chairperson and the outgoing chair, relevant members of senior management and any outside consultant retained to advise the committee (if applicable), to facilitate an effective transition.
The Corporate Governance Committee has approved the following changes to Committee assignments in 2026, subject to the election of all Director nominees at the 2026 Annual Meeting of Shareholders:
›
Ms. Streich, current member of the Audit Committee, has been appointed as Chair of the Audit Committee.

›
Mr. Ramirez has been appointed to the Audit Committee.

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Mr. Giertz, the current Chair of the Audit committee, will depart the Audit Committee.

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Ms. Chopra, a current member of the Compensation Committee, has been appointed as Chair of the Compensation Committee

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Mr. Giertz has been appointed to the Compensation Committee.

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Ms. Streich has been appointed to the Corporate Governance Committee.

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Mr. Paul Schneider has been appointed to the Corporate Governance Committee (in replacement of Ms. Zimmerman who will rotate off the Board in April in accordance with the Amended and Restated Schneider Family Board Nomination Process Agreement).

The Board has adopted a term limit policy that restricts the number of consecutive terms that a person can be nominated to serve as a director to 14 consecutive years. After years of dedicated and valuable service, Robert Grubbs will be retiring from the Board effective as of the 2026 Annual Meeting, having served as a director for 14 years. Mr. Grubbs currently serves as Chair of the Compensation Committee.
Director nominations
The Corporate Governance Committee identifies director candidates based upon suggestions by current non-employee directors, management members or shareholders. In addition, the Corporate Governance Committee may engage search firms to assist it in identifying director candidates. The Committee will consider director candidates recommended by shareholders and, except as described

20

below with respect to the Schneider Family Nomination Agreement and our Articles and Bylaws, the Committee applies the same criteria to candidates recommended by shareholders and candidates recommended by non-employee directors or management members. In considering candidates submitted by shareholders, as well as candidates submitted by non-employee directors or management members, the Corporate Governance Committee will take into consideration the factors specified in our Corporate Governance Guidelines, as well as the current needs of the Board and the qualifications of the candidate. The Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that those shares have been held. Our Bylaws describe conditions that must be met by any director or director-nominee, including that the individual cannot be 74 years or older, cannot be a material customer or supplier, cannot be an officer of any entity of which any other of our directors is a director or a director of any entity of which any other director is an officer and must have his or her nomination approved by the unanimous vote of our full Board if such individual has served on the Board for more than 14 consecutive fiscal years.
To recommend a candidate for consideration by the Corporate Governance Committee, a shareholder must submit the recommendation in writing, including the following information:
›
The name of the shareholder and evidence of the shareholder’s ownership of Common Stock, including the number of shares owned and the length of time the shares have been owned.

›
The name of the candidate, the candidate’s résumé or a list of the candidate’s qualifications to be a director of the Company, and the candidate’s consent to be named as a director nominee if recommended by the Corporate Governance Committee and nominated by the Board.

Recommendations and the information described above should be sent to the Corporate Secretary at 3101 South Packerland Drive, Green Bay, WI 54313.
As discussed earlier in this Proxy Statement, pursuant to the Schneider Family Nomination Agreement, we must include in any slate of nominees recommended for election as a director, two of the Remaining Participating Family Members on a rotating basis. Each Remaining Participating Family Member nominated in accordance with that agreement must, at a minimum, satisfy the qualifications for service as a director set forth in the Bylaws or such qualifications must be waived in accordance with such Bylaws.
Nominations of persons for election to the Board may be made at a meeting of shareholders by or at the direction of the Board, upon the recommendation of the Corporate Governance Committee, by any shareholder of the Corporation who is a shareholder of record of the Corporation at the time notice of the meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our Bylaws, or pursuant to the Schneider Family Nomination Agreement. Only persons nominated in accordance with all of the procedures set forth in our Articles and Bylaws or the Schneider Family Nomination Agreement will be eligible for election as directors.
For a director nomination made by a shareholder to be timely with respect to an annual meeting, the shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary in proper written form at Schneider National, Inc., 3101 South Packerland Drive, Green Bay, WI 54313 no later than the close of business on the 90th day prior to, and not earlier than the close of business on the 120th day in advance of, the anniversary of the annual meeting of shareholders held in the prior year. If the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the prior year’s annual meeting, or if no annual meeting was held in the prior year, notice must be received not later than the close of business on the 10th day following the day on which we first give notice to shareholders of the annual meeting. However, if the number of directors to be elected to the Board is increased and there has been notice naming all of the nominees for director or indicating the increase in the size of the Board at least 10 days before the last day a shareholder may deliver a notice of

2026 SCHNEIDER PROXY STATEMENT	21

nomination in accordance with the preceding sentence, a shareholder’s notice will be considered timely with respect to nominees for any new positions created by the increase if it is received by our Corporate Secretary at the address indicated above no later than the close of business on the 10th day following the day on which we first give notice of the meeting to shareholders. For a shareholder’s notice of a director nomination to be in proper written form, the notice must include the information set forth in our Bylaws.
The deadline for submission of nominations for the Annual Meeting has passed. Director nominations by shareholders for election at our 2027 annual meeting of shareholders must be received by us no later than January 30, 2027 and no earlier than December 31, 2026.
Director term limits and retirement policy
The Company has a term limit policy for Directors whereby the nomination of any individual for Director who has served as a director for more than fourteen (14) full consecutive fiscal years of the Corporation must be approved by the affirmative unanimous vote of the directors constituting the full Board of Directors.
The Company also has a director retirement policy whereby no individual may be nominated, elected (or re-elected) or serve as a director if the individual is seventy-four (74) years of age or older at any time during the term of office for which such individual would be elected (or re-elected) or serve as a director; provided, however, that an individual shall not be disqualified by reason of this qualification, from continuing to serve as a director until the next annual meeting of shareholders following his or her attainment of age 74.
Corporate responsibility reporting and transparency
The Company discloses substantial information about its business across a number of topics that are important to shareholders or investors concerned about environmental, social, or governance factors, including in our Corporate Responsibility Report which details our commitments, programs, and progress on a range of environmental, social, or sustainability- related topics and metrics outlined by the Sustainability Accounting Standards Board (SASB). Our Corporate Responsibility Report is available at https://www.schneider.com/company/corporate-responsibility/sustainability. The information contained on our website, including our Corporate Sustainability Report and the other information referred to in the preceding sentence, is not incorporated into, and does not form a part of, this proxy statement or any other Company report or document on file with or furnished to the SEC.
Shareholder engagement
The Company proactively engages with shareholders and other stakeholders throughout the year to learn their perspectives on significant issues, including company performance and strategy, corporate governance, executive compensation and sustainability topics. This engagement helps us better understand shareholder priorities and perspectives, gives us an opportunity to elaborate upon our initiatives and practices, and fosters constructive dialogue. We take feedback and insights from our engagement with shareholders and other stakeholders into consideration as we review and evolve our practices and disclosures, and further share them with the Board as appropriate.
Communications with Directors
Shareholders may contact any member (or members) of the Board or any committee, the non-employee directors as a group, or the Chair of any committee, by mail or electronically. If by mail,

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correspondence should be addressed to the appropriate director and sent c/o Schneider National, Inc., Attention: Corporate Secretary, 3101 South Packerland Drive, Green Bay, WI 54313. If electronically, correspondence may be sent to the Board at BoardofDirectors@schneider.com. The Corporate Secretary will forward to the applicable directors each communication received as described in the preceding paragraph other than: junk mail and mass mailings; product complaints, product or service inquiries, and new product or service suggestions; résumés and other job inquiries; surveys; business solicitations or advertisements; and any communication that is deemed unduly hostile, threatening, illegal or similarly unsuitable.
Director skills and qualifications
Schneider is a premier multimodal provider of transportation, intermodal, and logistics services that operates in a dynamic, complex, and competitive environment in North America. Our leaders, including our Directors, must consistently bring to bear the practical wisdom and seasoned judgment gained from significant leadership, business, or practical experience, while remaining agile and adept at overseeing emerging risks and business challenges. Accordingly, the Board looks for Director candidates who embrace strong governance and oversight, exemplify the Company’s Vision, Mission and Values, and provide broad strategic insight and perspective across disciplines in their service on the Board. As described in greater detail on pages 62-65, the Company’s Director nominees bring a variety of diverse skills, backgrounds, and experiences to the Board and reflect an appropriate combination of qualifications to represent and further the long-term interests of the Company’s shareholders.
Our director nominees, skills, experience and background
Each of our Director nominees satisfies the qualifications for service as a director as set forth in the Bylaws and brings valuable and diverse skills, experience, and background to the Board. We have summarized in the table below the core competencies and attributes that each Director particularly exemplifies and that the Corporate Governance Committee and the Board considered in nominating them.
In addition, meaningful skills and experiences are just one aspect of diversity that the Board highly values. Our Bylaws set forth the minimum qualifications for Board members and our Corporate Governance Guidelines specify that the Board “endeavor[s] to have a diverse board representing a range of complementary experience at policy-making levels in business, and technology, and in areas that are relevant to the Corporation’s activities.” Although the Board does not establish specific goals with respect to diversity or apply a strict approach which requires the Board to interview female or ethnic-minority candidates before appointing or selecting a nominee to the Board, the Board’s overall diversity is a significant consideration in the Director nomination process and a component of our direction to any independent search firm that we may engage to help us identify potential candidates. The Corporate Governance Committee oversees our Director nomination process and devotes substantial time, in conjunction with the Board, to prioritizing the Board’s needs and assessing potential candidates for both the short term and for longer-term Board refreshment. The Corporate Governance Committee also ascertains whether the Director nominees (including any properly submitted shareholder nominees) fulfill the requirements of the Corporate Governance Guidelines and our Bylaws. For this year’s election, the Board has nominated 10 individuals to the Board. Their collective experience covers a wide range of sectors and industries. Our 10 director nominees range in age from 47 to 71. Three of our nominees, or 30%, are women, and two are racially/ethnically diverse.

2026 SCHNEIDER PROXY STATEMENT	23

SKILLS AND EXPERIENCE	Chopra	DePrey	Giertz	Knight	Ramirez	Rourke	Schneider	Streich	Swainson	Welch
Strategy development and risk management	●		●	●	●	●	●	●	●	●
CEO experience					●	●			●	●
Communications/ marketing and sales/ customer service	●			●	●	●	●	●		●
Public company officer or director	●		●	●	●	●		●	●	●
Government affairs, public policy, regulatory				●	●	●
Core industry experience		●		●	●	●	●			●
Financial/audit and risk			●	●	●	●	●	●	●	●
Technology and innovation			●	●	●	●	●		●	●
Environment or sustainability	●			●	●	●		●	●	●
Information technology (digital technology, digital marketing, social media)			●		●			●	●
Human capital management/ compensation	●			●	●	●	●		●	●
Cybersecurity				●				●	●

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BACKGROUND	Chopra	DePrey	Giertz	Knight	Ramirez	Rourke	Schneider	Streich	Swainson	Welch
Gender	Female	Female	Male	Male	Male	Male	Male	Female	Male	Male
Race/ethnicity	Asian American	White	White	White	Hispanic	White	White	White	White	White
Age	62	67	69	68	47	61	52	55	71	71
QUICK STATS
	Women	Average age
	Independent	Racially/ethnically diverse

2026 SCHNEIDER PROXY STATEMENT	25

COMPENSATION
of directors
Members of the Board who are not Schneider associates (“Non-Employee Directors”) receive compensation for their service. As a Schneider associate, Mr. Rourke, our CEO, does not receive compensation for his service as a member of the Board. Annually, the Compensation Committee reviews the total compensation of our Non-Employee Directors and each element of our Non-Employee Director compensation program. As part of this process, the Compensation Committee evaluates market data provided by its independent compensation consultant, FW Cook, and makes a recommendation to the Board. The Board determines the form and amount of Non-Employee Director compensation after reviewing the Compensation Committee’s recommendation. We use a combination of cash and stock-based awards to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that directors expend to fulfill their duties, the skill level required of the members of the Board, competitive practices among peer companies (using the same peer group that is used for executive compensation purposes), and we generally target a range around the peer median.
Cash retainers
Our Non-Employee Directors receive an annual cash retainer of $105,000. In addition, each Non-Employee Director appointed to serve as chairperson of a standing board committee receives the following annual cash retainer for service as chair of each such committee: Audit Committee Chair: $25,000; Compensation Committee Chair: $20,000; Corporate Governance Committee Chair: $15,000. The Chairperson of each standing committee of the Board will receive a Committee Chair Retainer in addition to the annual cash retainer paid to Non-Employee Directors. Each Non-Employee Director appointed to serve as a member of the Audit Committee receives a cash Committee Member Retainer in the amount of $5,000. Each Non-Employee Director appointed to serve as a chairperson of a standing board committee is not also eligible to receive any Committee Member Retainer for serving on such board committee. Further, any Non-Employee Director appointed to serve as chairperson of the Board receives an annual cash retainer of $100,000 for service as board chairperson. The Board Chairperson retainer is in addition to the annual cash retainer paid to Non-Employee Directors and is also in addition to any Committee Member retainer or Committee Chair retainer that the Chairman may be entitled to receive. Prior to the effectiveness of the leadership transition described under “Leadership Transition” above, the Board will establish the additional retainer to be paid to the Lead Independent Director. As Executive Chairman of the Board, Mr. Rourke will continue to be paid through the executive compensation program and not through the non-employee director compensation program. All retainers are paid to our Non-Employee directors in quarterly installments.
Equity-based awards
A substantial portion of each Non-Employee Director’s annual retainer is in the form of an equity award. Non-Employee Directors are granted restricted stock units (“RSUs”) on the date of each annual meeting of shareholders (each, an “Annual Director Award”). All Annual Director Awards vest on the earlier of one-year from the date of grant or the date of the Annual Meeting of Shareholders the following year, subject to continued service on the Board through the vesting date. For 2025, the value of the annual equity award granted to all Non-Employee Directors was $170,000. The number of RSUs underlying each Annual Director Award was determined by dividing $170,000 by the per share closing price of Schneider’s Class B common stock on the NYSE on the date of grant.

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Each RSU granted to Non-Employee Directors will be credited with an amount equal to any ordinary dividend paid by Schneider, multiplied by the total number of RSUs subject to the awards that are outstanding immediately prior to the record date for such dividend. The amounts credited to each RSU are referred to as “dividend equivalents.” Any dividend equivalents credited to an RSU granted under the Director Stock Plan will be subject to the same vesting, payment, and other terms and conditions as the RSUs to which the dividend equivalents relate. The dividend equivalents are meant to treat the RSU award holders consistently with shareholders.
Option to receive company stock in lieu of cash compensation plan
Our Non-Employee Directors may elect to receive all or a portion of their annual cash compensation, including Committee Chairperson Retainers, Committee Member Retainers, or Board Chairperson Retainer, in shares of our Class B common stock by timely completing an election form pursuant to the Company’s Director Deferral Program (“DDP”). The number of Class B shares which will be issued to a Director who opts into such conversion is determined by dividing the portion of the director’s cash retainer which is being converted to the Company’s Class B common stock by the closing stock price of the Company’s Class B common stock on the NYSE on the date that Director’s cash retainers are otherwise paid.
Pro rata retainers for new directors
Director compensation is paid for the twelve-month period commencing on January 1. Non-Employee Directors who may be newly appointed to board service after January 1st may receive a prorated portion of the annual cash retainers based on date of appointment. Equity retainers paid to Non-Employee Directors annually on the annual shareholder meeting date will also be prorated for the incoming Non-Employee Director based on date of appointment. If granted, the number of RSUs granted pursuant to any prorated award will be determined in the same manner as used for annual Director equity awards.
Deferred compensation plan
Our Non-Employee Directors may, under the DDP, on an annual basis, elect to defer payment or settlement by the Company of all or a portion of their compensation which will be earned in the succeeding year for a period of time (“Deferral Period”) the expiration of which will coincide with the earliest to occur of following events:
1.
The date on which the Non-Employee Director has a “separation from service” from the Company (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)).

2.
A specified anniversary date of the regularly scheduled payment/settlement date for the compensation which is being deferred.

3.
The date of the Non-Employee Director’s disability (within the meaning of Section 409A of the Code).

4.
The Non-Employee Director’s date of death.

5.
The date of any Change in Control (as defined in the DDP).

Any deferred director compensation under the DDP is paid or settled by the Company in a lump sum on the last business day of the month following the month in which the Deferral Period terminates. The DDP is unfunded and unsecured. We do not provide any matching contributions to Directors under the DDP.
Deferral elections are irrevocable by Non-Employee Directors during the taxable year in which the Director compensation that is subject to Director’s deferral election is earned. Equity compensation which a Director elects to defer under our DDP is recorded by the Company as fully vested Deferred Share

2026 SCHNEIDER PROXY STATEMENT	27

Units (“DSUs”) which are settled in shares of the Company’s Class B common stock according to the terms and conditions of the DDP. The number of DSUs which is credited to a Director who has elected to defer a portion of their equity compensation is determined by dividing the cash value of the equity compensation that is being deferred by the closing stock price on the New York Stock Exchange of a share of Company’s Class B common stock on the date that the Company would have settled such equity compensation. In addition to deferring their Director compensation, Non-Employee Directors may also elect to defer settlement of any portion of their cash compensation which the Director has elected to receive as Class B shares of the Company’s common stock, under the same terms and conditions which are applicable to the deferral of any portion of their equity compensation which they may elect to defer under the DDP.
During the Deferral Period, Directors, at their election, either are paid or are credited with dividends on their DSUs which are declared by our Board on our Class B common shares. At the Director’s election, such dividends are either paid to Directors by the Company when periodically paid to the Company’s eligible shareholders of record or dividends may be deferred by Directors (“Deferred Dividends”) until expiration of the Deferral Period, in which case Deferred Dividends will be paid in cash, in a single lump sum, shortly following the expiration of the Deferral Period.
In 2025, James R. Giertz participated in the DDP.
Medical and dental plan
As a post-IPO transition arrangement, the Original Participating Family Members who have been designated by the Company as being eligible to participate in our health and welfare plans, are eligible to participate in such plans on a basis equivalent to our employees. In 2025, current directors, Mary DePrey and Kathleen M. Zimmermann, and director nominee, Paul J. Schneider, together with the remaining Original Participating Family Members participated in our medical plan and dental plan.
Director stock ownership guidelines
Schneider has stock ownership guidelines for our Non-Employee Directors. Under the guidelines, each Non-Employee Director is expected to own shares of Schneider’s common stock that have a value equal to five times their annual cash retainer for serving as a director, not including any additional cash compensation paid to the Non-Executive Chairman or Lead Independent Director (as applicable) of the Board or the chairs of the committees of the Board. Directors must retain 75% of all shares from equity awards (on an after-tax basis, disregarding shares sold to cover any applicable taxes) until the stock ownership policy has been satisfied. Only fully vested shares held outright, unvested time-based restricted shares/units, and DSUs are credited toward satisfaction of the ownership guidelines. All Non-Employee Directors are compliant with the guidelines by either meeting the guideline, or accumulating and holding shares until the share ownership guideline has been met.
Reimbursement of expenses
Non-employee directors are reimbursed for all reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings and continuing education seminars.

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2025 Director compensation table
The following table shows information regarding the compensation earned or paid during 2025 to Non-Employee Directors who served on the Board during the year. Our current President and CEO, Mark B. Rourke was compensated as an employee of the Company, and as such, he received no compensation in his capacity as a director in fiscal year 2025. For a description of Mr. Rourke’s fiscal year 2025 compensation, please see “Compensation Discussion and Analysis” and “Executive Compensation Tables and Narrative” below.
Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	All other compensation ($)(3)	Total ($)
Jyoti Chopra	105,000	170,020	—	275,020
Mary DePrey(3)	105,000	170,020	16,847	291,867
James R. Giertz	130,000	170,020	—	300,020
Robert W. Grubbs	125,000	170,020	—	295,020
Robert M. Knight, Jr.	105,000	170,020	—	275,020
Julie K. Streich	110,000	170,020	—	280,020
John A. Swainson	125,000	170,020	—	295,020
James L. Welch	205,000	170,020	—	375,020
Kathleen M. Zimmerman(3)	105,000	170,020	23,714	298,734

(1)
Represents the amounts of annual Board and Chairperson cash retainers that were earned during 2025.

(2)
Amounts reflect the grant date fair value of restricted stock unit awards, determined in accordance with the applicable accounting guidance for equity-based awards. See Note 12 to the audited consolidated financial statements included in our Annual Report on Form 10-K for an explanation of the methodology and assumptions used in the FASB ASC Topic 718 valuations.

(3)
Total compensation includes the value of participation in the medical plan and dental plan which was as follows: Ms. DePrey, $16,847; ; and Ms. Zimmerman, $23,714.

2026 SCHNEIDER PROXY STATEMENT	29

Compensation Committee report
The Compensation Committee has reviewed and discussed with Management the disclosures included in the following “Compensation Discussion and Analysis”. Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the Annual Meeting and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025.
Members of the Compensation Committee
›
Robert W. Grubbs (Chair), Independent

›
Jyoti Chopra, Independent

›
Robert M. Knight, Jr.

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COMPENSATION
discussion and analysis
This Compensation Discussion and Analysis, or CD&A, describes our process for determining the compensation and benefits provided to our “named executive officers” in fiscal year 2025.
Our named executive officers (“NEOs”) for fiscal year 2025 are:
MARK B. ROURKE	DARRELL G. CAMPBELL	JAMES S. FILTER	SHALEEN DEVGUN	ROBERT M. REICH
President and Chief Executive Officer	Executive Vice President, Chief Financial Officer	Executive Vice President, Group President, Transportation & Logistics	Executive Vice President, Chief Innovation and Technology Officer	Executive Vice President, Chief Administrative Officer
As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2026, the Board approved the appointment of Mr. Filter to the role of President and Chief Executive Officer and the appointment of Mr. Rourke to the role of Executive Chairman, each effective July 1, 2026.
Executive summary
2025 company performance highlights
In 2025, we advanced our long-term strategic priorities by continuing to scale our Dedicated and Intermodal businesses, both of which showed resilience amid ongoing macroeconomic pressures. Our Dedicated and Logistics operations benefited from the integration of Cowan, while Intermodal delivered volume growth that supported top-line revenue improvement. Schneider remains focused on strategic growth and innovation while upholding our commitments to associates and customers.
Proven resilience Dedicated and Intermodal growth drove revenue in a challenging market
Focused on the future Strategic integration and innovation continue to strengthen our business

Financial highlights
	2025	2024	Change
Operating revenues ($mil)	$5,674.3M	$5,290.5M	7.3%
Income from operations ($mil)	$168.9M	$165.2M	2.2%
Operating ratio	97.0%	96.9%	-10 bps
Diluted earnings per share	$0.59	$0.66	(10.6)%
Total shareholder return	10.7%	16.8%	-608 bps

2026 SCHNEIDER PROXY STATEMENT	31

2025 executive compensation highlights

ANNUAL INCENTIVE PLAN
Based on performance outcomes for 2025 as indicated above, achievements of the annual incentive plan under the Management Incentive Plan were between 48% and 56% of target, varying based on the determination of each executive’s individual performance component (see page 39 for more information).

2023-2025 PERFORMANCE STOCK AWARDS
The 2023-2025 Performance Stock Awards were contingent on our performance measured across three performance metrics, each over a three-year period: cumulative Earnings Before Tax “EBT” and average Return on Capital “ROC” with a relative Total Shareholder Return “rTSR” modifier. Financial metrics fell below the required threshold performance; therefore, no payouts were earned by any named executive officers for the 2023-2025 performance period (see page 43 for more information).

Executive compensation and governance policies
The Committee regularly reviews the Company’s executive compensation program to maintain compensation practices that are in the best interests of our shareholders. Some of our key policies are summarized below:
WHAT WE DO	WHAT WE DON’T DO
Pay for Performance. Emphasis on variable compensation.	No hedging or pledging of Company stock.
Maintain a robust stock ownership policy for executives and non-employee directors.	No guaranteed annual salary increases or bonuses.
Maintain a robust clawback policy.	No single-trigger payments upon a change of control for our NEOs.
Restrictive covenants — NEOs are subject to comprehensive non-competition and other restrictive covenants.	No excise tax gross-ups for executive officers.
Maintain an appropriately-sized peer group for purposes of establishing competitive target compensation levels.	No excessive perquisites.
Conduct annual risk assessments of our compensation plans.	No employment agreements with our NEOs that provide for guaranteed compensation.
Hold annual say-on-pay advisory votes.	No repricing stock options.
Engage an independent compensation consultant.
Compensation philosophy and principles
The Compensation Committee of the Board of Directors (the “Committee”) believes that the ability to attract, retain, and provide appropriate incentives to our leadership, including our named executive officers, is essential to maintain our leading competitive position, promote our long-term success, and create shareholder value. Accordingly, our executive compensation program is designed to encourage high-performance among our executives and provide powerful retention incentives that promote stability of leadership, particularly of executives who assume a broad span of responsibilities, provide effective leadership, and drive innovation to market-leading positions in the industry.
The transportation and logistics services industries are highly competitive, and we compete for executive talent with many companies across various geographies, including companies with significant market

32

capitalizations. The Committee’s philosophy is to maintain compensation programs that are competitive both within our industry and with similarly-situated companies from the broader general industry. Each year, the Committee reviews the executive compensation program with respect to (1) external competitiveness and (2) linkage between executive compensation and the creation of shareholder value, and determines what changes, if any, are appropriate.
The overall compensation philosophy of the Company is guided by the following principles:
COMPETITIVE PAY
Target compensation levels should be sufficiently competitive to attract and retain key talent.
We aim to attract, motivate and retain high-performance talent to achieve and maintain a leading position in our industry. Our NEO’s target total direct compensation (“TDC”) levels should be competitive within the industries that we compete and general industry alternatives.

PERFORMANCE BASED PAY
Actual compensation should relate directly to performance.
Actual compensation levels should be tied to and vary with performance, both at the company and individual level, in achieving financial, operational and strategic objectives. Differentiated pay for high performers should be proportional to their contributions to our success.

INCENTIVE FOCUSED
Performance-based incentive compensation should constitute a significant portion of target TDC.
A large portion of each executive’s compensation opportunity should be tied to performance, and therefore at risk, as position and responsibility increase. Individuals with greater roles and the ability to directly impact strategic direction and long-term results should bear a greater proportion of the risk.

SHAREHOLDER ALIGNMENT
Long-term incentive compensation should be closely aligned with shareholders’ interests.
Awards of long-term compensation provide incentives to our named executive officers to focus on the Company’s long-range growth and development. Moreover, providing our named executives with a meaningful equity stake in the Company and our stock ownership policy (which requires that a threshold level of ownership be maintained) align management interests with those of our shareholders, and encourages management to focus on driving sustainable long-term performance. See “— Stock Ownership Policy.”

2026 SCHNEIDER PROXY STATEMENT	33

The Company’s executive compensation program is designed to reward the achievement of initiatives regarding growth, productivity, and people, including:
Growth and strategy Setting, implementing and communicating strategies, goals and objectives to ensure that the Company grows revenues and earnings at attractive rates over the long-term	Leadership alignment Motivating and exhibiting leadership that aligns the interests of the employees with those of the shareholders	Competitive positioning Developing a grasp of the competitive environment and taking steps to position the Company for growth and as a competitive force in the industry	Innovation and growth Constantly renewing the Company’s business model and seeking strategic opportunities that benefit the Company and its shareholders	Safety and integrity Implementing a discipline of safety and compliance and focusing on the highest standards of professional conduct and corporate governance
Pay for performance
Our executive compensation program is largely tied to the performance of the Company and is structured to ensure that, due to the nature of the business and the degree of competitiveness for executive talent, there is an appropriate balance between:
›
Fixed and variable compensation.

›
Short-term and long-term compensation.

›
Cash and equity compensation.

›
Absolute and relative performance.

Each element of executive compensation is determined and measured by:
›
Competitive compensation data.

›
Financial, operational, and strategic goals.

›
Short-term and long-term performance of the Company compared with its peer group.

›
Individual contribution to the success of the Company.

For example, our named executive officers’ target annual cash bonuses in 2025 were set by the Committee at levels intended to be competitive relative to market data after accounting for executive-specific considerations, while the ability to earn the bonuses was tied to company-wide earnings (“Operating Earnings”). Additionally, consistent with prior years, an individual performance measure was also incorporated into the program (other than for the CEO), in recognition of individual contributions during the year. As the Company’s financial performance improves, executive bonuses will also improve. The Committee also uses long-term incentives as tools to reward executives for future financial and stock price performance.
For 2025, the Committee made changes in certain of our named executive officers’ target TDC levels, as discussed further below, that it believed were necessary to provide each executive with a compensation opportunity appropriate for his or her position based on the Committee’s review of target TDC levels provided to executives holding equivalent positions in the industry-specific benchmarking peer group (described below) and broader general industry survey data (described below). See “— Process of Setting Compensation — Market Assessment of Target Compensation Levels.” The Committee also believes that payments and awards were consistent with the Company’s financial performance and

34

size, as well as the individual performance of each of the named executive officers, and that target TDC for each of the named executive officers was reasonable.
As indicated in the following charts and consistent with the Company’s philosophy that incentive compensation should constitute a significant portion of target TDC, a significant portion of the named executive officers’ 2025 target compensation was variable, with 68% of the CEO’s target TDC for 2025 awarded in the form of long-term incentives.
2025 TARGET TOTAL DIRECT COMPENSATION (CEO)	2025 TARGET TOTAL DIRECT COMPENSATION (OTHER NEOS, ON AVERAGE)

Process of setting compensation
Market assessment of target compensation levels
In 2024, the Committee engaged FW Cook, the Committee’s independent compensation consultant, to perform a competitive market assessment for our named executive officers, including with respect to base salary, annual incentive targets, target cash compensation, long-term incentives and target TDC levels (the sum of base salary, target bonus, and long-term incentive grant value). The Committee requested the market assessment to inform target TDC levels for 2025.
The assessment involved a peer group consisting of 15 companies in the transportation or logistics services industries. At the time the peer group was approved, our revenues ($5.4 billion) was near the peer median ($5.9 billion), and our market cap ($3.9 billion) was near the peer 25th percentile ($4.0 billion). The number of peers in the peer group increased by one company for 2025; Avis Budget Group was removed and TFI Int’l and RXO were added, representing the changes made to inform decision making for 2025 target TDC levels.
ArcBest Corp.	Kirby Corporation	Ryder System, Inc.
C.H. Robinson Worldwide, Inc.	Knight-Swift Transportation, Inc.	Saia, Inc.
Expeditors Int’l of Washington, Inc.	Landstar System, Inc.	TFI International
Hub Group, Inc.	Old Dominion Freight Line, Inc.	Werner Enterprises, Inc.
JB Hunt Transport Services, Inc.	RXO	XPO, Inc.
The above peer group data were supplemented with general industry data from a national survey to provide an additional market reference point. The data were size-adjusted based on the revenue responsibility of each named executive officer and to reflect lower margins and market cap-to-revenue ratios among transportation companies relative to general industry companies. In reviewing target TDC

2026 SCHNEIDER PROXY STATEMENT	35

levels against the survey data, the Committee considers only the aggregated data provided by the surveys. The identity of the individual companies comprising the survey data is not disclosed to, or considered by, the Committee in its evaluation process, as the Committee does not consider the identity of the companies comprising the survey data to be material for this purpose.
The Committee believes it is appropriate to consider both peer group data and general industry data in order to remain competitive within the transportation and logistics services industries and other industries where skills may be easily transferable. The Committee generally considers target TDC levels (and each component thereof) around the 50th percentile of both the peer group and general industry survey data as a useful reference in evaluating the competitiveness of our named executive officers’ target TDC levels. The Committee does not target specific positioning, nor does it use a formulaic approach in determining competitive pay levels. Instead, the Committee uses a range of data as a reference, which is considered in the context of various executive-specific factors, such as tenure, proficiency in role, and criticality to the Company.
Determining executive pay
The Committee reviews and approves (with input from the Board and assistance from its consultant) our CEO’s target TDC level annually. Our CEO does not participate in deliberations relating to his own compensation. The Committee also approves target TDC levels for the other named executive officers, taking into account our CEO’s recommendations. In addition, the Committee considers the results of the Company’s annual advisory vote on executive compensation. CEO compensation is reviewed and approved in January. The review and approval of other named executive officers occurs in the fall of each year with the exception of annual long-term incentive awards, which are approved in January and typically granted in mid-February. Compensation increases and equity award grants are not usually made at other times of the year, except in cases of new hires or promotions.
2025 “Say-on-pay” vote
The Committee considers whether Schneider’s executive compensation program is aligned with the interests of the Company’s shareholders. As part of that review, the Committee considered the fact that 99.5% of the votes cast on Schneider’s “say-on-pay” proposal to approve, on an advisory basis, our named executive officer compensation were cast by shareholders in favor of our proposal at our 2025 Annual Meeting. No significant changes were made to our going-forward executive compensation program in response to the 2025 “say-on-pay” vote.

36

2025 Compensation
Elements of 2025 compensation
Total compensation for the named executive officers consists of one or more of the following components:
BASE SALARY	HEALTH AND WELFARE BENEFITS	LIMITED PERQUISITE BENEFITS
CASH-BASED ANNUAL INCENTIVE AWARDS	EQUITY-BASED LONG-TERM INCENTIVE AWARDS
The Committee, with recommendations from management, works to create what it believes is the best mix of these components in delivering target TDC to retain and motivate its leaders and key employees. In making its target TDC decisions annually, the Committee reviews all elements of target TDC separately and in the aggregate. These compensation components are comparable to those of our competitors and peer group.
Determining 2025 target compensation
In its review of target TDC for our executive officers, and in determining the amount and form of incentive awards discussed below, the Committee generally considers several factors including the following:
›
Market information with respect to cash and equity compensation.

›
The officer’s current target TDC levels and other compensation.

›
The officer’s responsibilities and performance during the calendar year.

›
Our overall performance during prior calendar years and our future objectives and challenges.

At transportation and logistics service companies, generally the largest elements of executive compensation are paid in the form of short- and long-term incentives. Compensation mix and industry profitability vary as the industry faces many risk factors, such as those associated with the economy, safety, and fuel prices.
The Committee generally determines individual executive annual incentive targets and long-term incentive targets based on relevant market data, considering the executive’s individual performance and experience. In 2024, FW Cook prepared a market review of the Company’s executive compensation program. The results of the study included observations about the competitiveness of 2024 target TDC levels versus a projected 2025 marketplace, which informed adjustments, if any, for 2025.
The FW Cook market assessment in 2024 indicated that the target TDC levels for our named executive officers at the time of the assessment were within a competitive range of the market median, in aggregate, with differentiation by individual executive. These results indicate overall alignment with our compensation philosophy to provide competitive target TDC levels to our executive officers, taking into consideration target TDC levels around the 50th percentile of each of the peer group and general industry survey data, generally.
The Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the individual performance of our executive officers. The Committee considers actual results against deliverables and also bases its compensation decisions for the executive officers on:

2026 SCHNEIDER PROXY STATEMENT	37

›
Leadership.

›
The execution of business plans.

›
Strategic results.

›
Operating results.

›
Growth in profitability.

›
Size and complexity of the business.

›
Experience.

›
Strengthening of competitive position.

›
Analysis of competitive compensation practices.

›
Retention value of equity.

›
An assessment of our performance relative to peer group.

Where possible, the above criteria were compared with our peer group, taking into account the CEO’s input for his direct reports. For our CEO, the above criteria were compared with our peer group, taking into account input from members of the Committee and Board. Our CEO did not participate in any of the Committee’s deliberations regarding his own compensation.
Base salary
The Committee believes that competitive levels of cash compensation, together with equity-based and other incentive programs, are necessary for motivating and retaining the Company’s executives. Salaries provide executives with a base level of monthly income and help achieve the objectives outlined above by attracting and retaining strong talent. Base salaries are evaluated annually for all the named executive officers. Generally, base salaries are not directly related to specific measures of corporate performance, but are, in each case, determined by the relevance of experience, the scope and complexity of the position, current job responsibilities, retention risk and corresponding peer group and general industry survey data. The Committee may, in any year, elect not to increase a named executive officer’s annual base salary and has so elected in prior years. However, the Committee may increase base salary where a named executive officer takes on added responsibilities or is promoted, or the Committee otherwise believes an increase is appropriate based on market data.
In determining annual base salary rates for 2025, the Committee increased Mr. Campbell’s base salary to a level that it believed was necessary to provide him with a competitive target TDC level based on the market data prepared in 2024 by FW Cook. The Committee determined that no increases in base salary were appropriate for our other NEOs. Accordingly, the Committee modified the base salary rate for our named executive officers as follows:
Executive	Effective date	2024 Base salary	2025 Base salary	Percentage change
Mark B. Rourke	8/1/2024	$1,000,000	$1,000,000	—%
Darrell G. Campbell	5/1/2025	$525,000	$550,000	4.8%
James S. Filter	8/1/2024	$475,000	$475,000	—%
Shaleen Devgun	5/1/2023	$490,000	$490,000	—%
Robert M. Reich	8/1/2024	$475,000	$475,000	—%
Annual incentive awards
The Committee also grants annual incentive awards under the Schneider National, Inc. 2017 Management Incentive Plan (the “Management Incentive Plan”). The Management Incentive Plan provides general terms and conditions for our annual incentive award program, including provisions relating to administration, eligibility, and types of performance measures.
Target annual incentive opportunities
The Committee considers several factors when approving each executive’s target annual incentive opportunity at the outset of the year, including our overall median philosophy, peer group and general

38

industry survey data, prior year targets, the recommendation of the CEO (other than for himself), and any other executive-specific factors that it deems relevant. Our target annual incentive opportunities are expressed and considered as a fixed dollar amount rather than a percentage of base salary, because by avoiding the direct flow-through impact of changes in base salary on the annual incentive opportunity, the Committee has greater flexibility to manage the magnitude and mix of the various elements of target TDC.
In determining target annual incentive opportunities for 2025, the Committee made changes for certain named executive officers that it believed were necessary to provide each named executive officer with a target TDC level that is appropriate for his or her position based on the FW Cook market assessment prepared in 2024. Accordingly, the Committee modified our named executive officers’ annual bonus targets for 2025 as follows:
Executive	2024 Target annual incentive ($)	2025 Target annual incentive ($)	Percentage change
Mark B. Rourke	$1,500,000	$1,600,000	6.7%
Darrell G. Campbell	$415,000	$475,000	14.5%
James S. Filter	$350,000	$400,000	14.3%
Shaleen Devgun	$340,000	$350,000	2.9%
Robert M. Reich	$325,000	$350,000	7.7%
Annual incentive performance goals
Consistent with 2024, the Committee maintained an annual incentive plan design that contains two six-month performance periods. Each performance period accounted for 50% of the overall financial metric portion of the award. For the CEO, Operating Earnings (defined as income from operations as reported in our consolidated financial statements) was the sole metric for each performance period, and for the other named executive officers Operating Earnings was weighted 80% (40% for each 6-month performance period) and Individual Performance was weighted 20%, with a single annual measurement.
The Committee includes the Individual Performance metric for the named executive officers other than the CEO to bring balance and create the opportunity to reward achievement of individual objectives that support individual areas of responsibility, profitability, competitive strength, and longer-term strategic goals. The Committee determined that it was appropriate to continue to tie the CEO’s annual incentive only to corporate performance to ensure full accountability for financial results.
The Committee determined the goals for the threshold, target, and maximum level of Operating Earnings performance achievement at the outset of each 6-month performance period. The payout for all metrics under the plan (Operating Earnings for each 6-month performance period and the Individual Performance component) can range from 0% to 200% of target.
Once approved by the Committee, our executives’ annual incentive bonuses will be determined by the Company’s performance measured relative to the approved plan metrics and goals. The Committee, however, reserves the right to adjust payouts or performance goals for the period based on non-recurring transactions or other extraordinary or unforeseen circumstances which have a significant impact on the Company’s actual financial performance.
The following table outlines the approved threshold, target, and maximum performance achievement levels, actual 2025 performance, and the corresponding payouts as a percentage of target. At the time the goals were set, the Committee believed them to be rigorous, but achievable, and based on customer freight trends, strategies for growth and controlling costs, and corporate strategies to maximize shareholder return.

2026 SCHNEIDER PROXY STATEMENT	39

2025 Performance (in thousands)	Jan-Jun Operating Earnings(1)	Jul-Dec Operating Earnings(1)	Individual Performance(1)
Maximum – 200% Payout(2)	$131,687	$146,994	200.0%
Target – 100% Payout	$109,739	$122,495	100.0%
Threshold – 50% Payout(2)(3)	$87,791	$97,996	0.0%
2025 Actual Performance(4)	$97,064	$72,284	Varies by NEO
Unweighted Formulaic Earnout (% of Target)	88.4%	59.0%	Varies by NEO

(1)
CEO weightings 100% Operating Earnings, all other NEO weightings have 80% Operating Earnings (40% for each 6-month performance period) and 20% individual Performance (measured over the full year).

(2)
Linear interpolation applies between Threshold and Target (for each +/-1% change in achievement increases/decreases the payout by 2.5%) and between Target and Maximum performance levels (for each +/-1% change in achievement increases/decreases the payout by 5.0%).

(3)
For the Operating Earnings metric, there is a payout of 50% at Threshold (no payout for performance below the Threshold Level). The Individual Performance metric does not have a Threshold payout and can be earned from 0% to 200%.

(4)
Actual bonus amounts to our named executive officers for 2025 were based on the performance achievement levels described above, except that our Compensation Committee approved, consistent with pre-approved guidelines, an adjustment to first half 2025 Operating Earnings calculation to exclude the $0.45M negative impact of judgment-related interest accrued in connection with an adverse verdict stemming from a 2017 incident.

Named executive officer performance for the Individual Performance metric within the annual incentive plan is based on specific goals identified at the beginning of the year and measured throughout the year. The Compensation Committee believes that the individual performance goals established for each named executive officer other than our CEO supports the Company’s long-term objectives and are indicators of the executive’s success in fulfilling those responsibilities during the year. The individual performance goals were designed to be achievable but require strong and consistent performance by the named executive officer.
A high-level summary of the individual performance goals for each named executive officer other than our CEO is outlined below:
Executive	2025 Individual performance goals
Darrell G. Campbell
›
Assess and identify improvement opportunities relative to compliance, risk, and control environment across all enterprise finance activities

›
Achieve targeted integration savings with Cowan Systems Acquisition

›
Identify and capture cost savings from direct and indirect spend pools

›
Execute capital allocation strategies to maximize shareholder value

James S. Filter
›
Ensure delivery of targeted Cowan Systems acquisition synergies

›
Execute strategies to continuously improve safety performance of the enterprise

›
Identify and capture cost savings from direct and indirect spend pools

›
Develop strategic alignment with existing and new rail partners to grow Intermodal market share

Shaleen Devgun
›
Provide leadership to the development and delivery of the Company’s AI and digital technology transformation

›
Identify and capture cost savings from direct and indirect spend pools

›
Ensure delivery of targeted acquisition synergies

›
Provide expert leadership in mitigating enterprise cyber security risk

Robert M. Reich
›
Develop selection and deployment plan for new fleet safety technologies

›
Identify and capture cost savings from direct and indirect spend pools

›
Ensure delivery of targeted acquisition synergies

›
Provide expert leadership to the enterprise’s equipment procurement, maintenance and disposal strategies

40

In January 2026, Mr. Rourke reviewed, with the Compensation Committee, each NEO’s progress and achievement against his or her previously identified individual performance goals. The Compensation Committee approved the actual annual incentive payout amounts for our named executive officers for 2025, as follows:
Executive	2025 AIP Target Payout ($)	Operating Earnings ($)	Individual Performance ($)	2025 AIP Payout Total ($)
Mark B. Rourke(1)	$1,600,000	$569,120	N/A	$569,120
Darrell G. Campbell	$475,000	$135,185	$133,000	$268,185
James S. Filter	$400,000	$113,840	$80,000	$193,840
Shaleen Devgun	$350,000	$99,610	$77,000	$176,610
Robert M. Reich	$350,000	$99,610	$70,000	$169,610

(1)
CEO annual incentive is based entirely on Operating Earnings performance, with no Individual Performance component.

The bonus amounts earned by our named executive officers for 2025 were paid in early 2026 and are reflected below in the 2025 Summary Compensation Table in the column titled “Non-Equity Incentive Compensation”.
Long-term incentive compensation
The Committee awards long-term incentive compensation under the shareholder-approved Schneider National, Inc. 2017 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan allows us to provide equity and cash incentive awards to officers, key employees, and directors, thereby aligning their interests with those of our shareholders.
Generally speaking, each of our named executive officers received two forms of equity awards under the Omnibus Incentive Plan: Restricted Share Units (“RSUs”) and Performance Share Units (“PSUs”). The plan design of the LTI program for 2025 remained largely consistent with the 2024 plan design. The Committee did change the LTI award type mix for 2025 to 50% PSUs and 50% RSUs (from 40% PSUs and 60% RSUs in 2024) to ensure that at least 50% of the awards are earned based on achievement of pre-established absolute financial and relative stock price performance criteria. The mix change was approved after considering the continued industry volatility, challenges in multi-year goal setting, and to emphasize shareholder-aligned retention.
Restricted Share Units
An RSU represents the right to receive, at settlement, one share of Class B common stock or its equivalent in cash or other property, as determined by the Company. RSUs vest in three substantially equal annual installments beginning on February 15, 2026, subject to continued employment through each such vesting date. The number of RSUs awarded was determined by dividing the target dollar value of the RSUs by the fair market value of our Class B common stock on the February 15, 2025 grant date.
Performance Share Units
A PSU represents the right to receive, at settlement, one share of Class B common stock or its equivalent in cash or property, as determined by the Company. PSUs vest only if pre-established three-year performance targets are achieved. The target number of PSUs awarded annually is determined by dividing the target dollar value of the PSU award on the grant date by the fair market value of our Class B common stock on that date. The fair market value used for converting the intended performance share grant value to a number of target PSUs differs from the reported grant date fair value reported in the Summary Compensation and Grants of Plan Based Awards Tables, as the Company uses the Monte Carlo valuation method to determine the grant date fair value of the PSUs for accounting purposes.

2026 SCHNEIDER PROXY STATEMENT	41

2025 PSU awards
All 2025 PSU grants to the named executive officers who received such grants in 2025 were awarded on February 15, 2025. The following PSU key metrics were used for 2025:

EARNINGS BEFORE TAXES (EBT)	RETURN ON CAPITAL (ROC)	RELATIVE TOTAL SHAREHOLDER RETURN (rTSR)

As reported in the audited financial statements to the Company’s Form 10-K, generally in accordance with GAAP.
The payout will equal the average EBT payout based on EBT achievement during each of 2025, 2026, and 2027.

Operating earnings divided by invested capital provided, that for purposes of the PSUs, the following items are omitted from the calculation: cash, marketable securities, debt, SFI, goodwill, interest, and taxes.
The calculation is based on a 3-year average ROC versus the pre-established threshold, target, and maximum performance levels.

rTSR is defined as the change in stock price plus dividends over the performance period. For purposes of calculating Schneider and each comparator company’s TSR, dividends are assumed to be reinvested in additional shares on the ex-dividend date. The beginning stock price for rTSR calculation purposes is based on the average closing share price during the trading days in December immediately prior to the performance period. The ending stock price is based on the average closing share price in December of year three of the performance period.

The number of PSUs are earned and vest based on the achievement of EBT and ROC goals. rTSR is used as a modifier to increase or reduce the award by 25%. At the end of the three-year period, payouts will range from 0% to a maximum of 250% of target.
Metric	Weight	Measurement	Period
EBT	60%
›
Performance is measured in three discrete periods.

›
The target goal for the first year of the three-year performance period is based on the Board-approved annual financial plan, and the target goals for the second and third years are determined by applying pre-determined growth rates to the prior year’s actual EBT (for threshold, target, and maximum performance levels).

›
Can be earned from 0% to 200% of target.

			January 1, 2025 – December 31, 2025 January 1, 2026 – December 31, 2026 January 1, 2027 – December 31, 2027
ROC	40%	› Average over three-year period. › Can be earned from 0% to 200% of target	January 1, 2025 – December 31, 2027
rTSR	Modifier	› Point-to-point against comparator peer group’s TSR. › Can increase or reduce the earnout from the EBT/ROC metrics by 25%	January 1, 2025 – December 31, 2027

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The rTSR modifier comparator peer group
The companies included in the comparator peer group for the 2025 plan year reflect Russell 3000 companies operating primarily as either Trucking or Air Freight & Logistics companies that have a threshold standard of at least $500M in annual revenue, excluding rental and technology companies, as categorized under the Global Industry Classification Standard (GICS) at the time of grant, as follows:
ArcBest Corporation	Hub Group, Inc.	RXO, Inc.
C.H. Robinson Worldwide, Inc.	J.B. Hunt Transport Services	Ryder System, Inc.
Covenant Logistics Group, Inc.	Knight-Swift Transportation	Saia, Inc.
Expeditors Int’l of WA, Inc.	Landstar System, Inc.	United Parcel Service. Inc.
FedEx Corporation	Marten Transport, Ltd	Universal Logistics Holdings
Forward Air Corporation	Old Dominion Freight Line, Inc.	Werner Enterprises, Inc.
GXO Logistics	PAMT CORP	XPO, Inc.
Heartland Express, Inc.	Radiant Logistics, Inc.
For additional information on the terms of these awards relating to termination of employment and change of control, please see below under “Executive Compensation Tables and Narrative — Potential Payments upon Termination or Change of Control.”
Each year, the Committee makes a determination of the appropriate LTI grant value to be awarded to each executive, informed by several factors including the Company’s compensation philosophy, FW Cook market data, individual executive performance, criticality to the company and “retention hooks”, etc. For 2025, the Committee made changes to the target long-term incentive opportunities that it believed were necessary to provide each named executive officer with a target TDC level that is appropriate for his or her respective peer group and position based on the FW Cook market assessment prepared in 2024.
The total intended value of each named executive officer’s 2025 long-term incentive award (at target in the case of the performance share units), is set forth below:
	Total Intended LTI Target Value ($)(1)	Intended Fair Value of Performance Share Units ($)	Intended Fair Value of Restricted Share Units ($)
Mark B. Rourke	$5,400,000	$2,700,000	$2,700,000
Darrell G. Campbell	$1,250,000	$625,000	$625,000
James S. Filter	$1,050,000	$525,000	$525,000
Shaleen Devgun	$750,000	$375,000	$375,000
Robert M. Reich	$810,000	$405,000	$405,000

(1)
The intended target value differs from the actual grant date fair value due to the timing of the grants, the rounding of the individual award components to whole shares, and differences between the intended value and fair market value using the Monte-Carlo valuation method.

2023-2025 PSUs
The PSUs awarded in 2023 were earned based on performance across three metrics, measured over a three-year period: cumulative EBT (generally predetermined on the basis of GAAP ); average ROC; and a rTSR modifier. These performance metrics were selected because they represent the key drivers of value creation in the transportation industry. The actual number of shares earned could range from 0% to 250% of target, depending on our performance relative to the three pre-established performance metrics. The performance metrics were weighted 60% and 40% for cumulative EBT and average ROC, respectively. The awards were subject to continued employment with us through the performance period and compliance with the terms of certain restrictive covenants. Upon final performance achievement certification by the Committee, earned shares were to be paid out by the last business day in February following completion of the three-year performance period.

2026 SCHNEIDER PROXY STATEMENT	43

The three-year performance period for the PSUs granted in 2023 was completed in 2025. The performance goals and actual performance determined as described above were as follows:
2023-2025 PSUs Awards Performance Goals	3 Year Cumulative EBT (60%)	3 Year Average ROC (40%)	rTSR Modifier
Maximum – 250% Payout	$2.31B	22.0%	1.25x
Target – 100% Payout	$1.78B	17.0%	1.0x
Threshold – Payout(1)	$1.42B	12.0%	0.75x
2023 – 2025 Actual Performance	$0.6B	5.8%	1.0x
Payout (% of Target)		0.0%

(1)
50% of Target Payout at threshold for each metric, 0% of Target Payout if below threshold. Linear interpolation applies between Threshold and Target (for each +/-1% change in achievement increases/decreases the payout by 2.5% (EBT) and 1.7% (ROC)) and between Target and Maximum performance levels (for each +/-1% change in achievement increases/ decreases the payout by 3.3% (EBT) and 3.4% (ROC)).

Looking ahead: Compensation program design for 2026
The Committee continues to evaluate the design of the annual and long-term incentives annually to ensure alignment with the interest of our shareholders, support the Company’s strategic objectives, and ensure management continuity and focus on the long-term positioning of the Company. Given continued high levels of industry volatility and challenges in goal setting, the Committee made the following change to our long-term incentive program for 2026:
›
Adjusted the metric weightings to 75% for EBT and 25% for ROC.

There were no changes to the annual incentive design for 2026.
On January 26, 2026, the Board of Directors appointed Mr. Mark B. Rourke to a new position of Executive Chairman of the Board, effective July 1, 2026. In addition, the Board appointed Mr. James S. Filter to serve as the President and Chief Executive Officer of the Company effective July 1, 2026. As a result of these changes the Compensation Committee of the Board approved the following changes:
As President and Chief Executive Officer, Mr. Filter’s annual base salary will be $775,000 and he will be eligible for an annual cash incentive opportunity with a target of $969,000, 125% of base salary and annual long-term equity incentive award for 2026 with a grant date target value of $3,300,000. As a new CEO his annualized target TDC as CEO in 2026 will be $5.04M, which is conservatively positioned to market and represents a decrease from Mr. Rourke’s target TDC. Due to his mid-year promotion, Mr. Filter’s 2026 annual cash incentive opportunity will be prorated based on time served in each role and he will receive a “top up” long-term equity incentive award on the transition effective date such that his long-term incentive grant value for the year reflects the time served and annualized grant values for each role. The “top up” grants will be made in the same mix, terms and performance goals (as applicable) as the February 2026 annual grant.
Following his appointment as Executive Chairman of the Board, Mr. Rourke is expected to have a significant management role at the Company. As Executive Chairman of the Board, Mr. Rourke’s annual base salary will be reduced to $750,000. For 2026, Mr. Rourke’s annual and long-term incentive program participation will be at the CEO level.
Mr. Rourke and Mr. Filter’s future compensation will be re-evaluated for 2027 by the Compensation Committee of the Board in a manner consistent with its determination of compensation for the rest of the Company’s senior management, and they will generally be eligible for participation in the benefit programs offered to the Company’s other executive officers.

44

Supplemental Savings Plan
The Company maintains the 2005 Schneider National, Inc. Supplemental Savings Plan, a deferred compensation plan for a select group of associates, including its named executive officers. Under this plan, the officer may elect on an annual basis to defer up to 90% of his or her salary and/or bonus. In addition, the plan provides for continuation of Company contributions that otherwise would have been made to the NEOs account in the Company’s qualified 401(k) savings and retirement plan but for compensation limits under the Code. This plan assists key employees in planning for retirement. The Company pays interest equal to the rate on a treasury bill with 7 years remaining to maturity plus one percent, which was 5.258% for 2025 and is reset each December 1st. This plan is unfunded, and any amounts are considered a general liability of the Company.
Deferred Equity Plan
The Company maintains the Schneider National, Inc. Deferred Equity Plan (the “Deferred Equity Plan”). The Deferred Equity Plan strengthens the market competitiveness of our executive compensation program by providing our executives, including our named executive officers, the opportunity to defer a portion of their PSUs or RSUs. For additional information regarding the Deferred Equity Plan, see the description beginning on page 53.
Retirement, health and welfare benefits
The Company provides benefits such as medical, dental, vision and life insurance, short-term and long-term disability coverage, relocation benefits and 401(k) and other retirement plan opportunities to all eligible employees, including the named executive officers. The Company pays for basic life insurance coverage up to $1,000,000 and long-term disability coverage up to $20,000 per month. In accordance with SEC rules, the value of these benefits is not included in the 2025 Summary Compensation Table, because they are available to all employees on a nondiscriminatory basis.
The Company matches employee contributions to the 401(k) savings and retirement plan up to a designated maximum amount and provides a discretionary retirement contribution dependent on years of service. In the case of the named executive officers and other highly compensated employees, the Company’s retirement contribution is made in cash annually and is taxable to the executive in order to pass certain IRS nondiscrimination tests pertaining to the retirement plan. Further, the Company provides up to 18 months of post-retirement medical coverage to retirees who (i) are not employed by us as drivers at the time of retirement, (ii) have at least 20 years of service with the Company, (iii) retire after age 62, and (iv) are not entitled to Medicare. This benefit is in addition to the 18-month period required under the Consolidated Omnibus Budget Reconciliation Act of 1985 (known as “COBRA”) and is at the retiree’s sole cost.
The Company also provides vacation, sick leave and other paid holidays to employees, including our named executive officers, which are comparable to those provided at other transportation companies. The Company’s commitment to provide employee benefits is due to our recognition that the health and well-being of our employees contribute directly to a productive and successful work life that produces better results for the Company and for its employees.
Personal benefits and perquisites
We offer limited perquisites which provide convenience, efficiencies or necessities which are pivotal to a particular executive’s role. We offer an annual executive physical benefit to our named executive officers and other direct reports to the CEO. In addition to the cost of the physical itself, the benefit covers ordinary and necessary travel, meals and lodging in connection with the physical. Our CEO periodically uses the Company airplane to travel to the outside board meetings of a publicly traded company on whose board of directors he serves as an independent director. We also occasionally permit

2026 SCHNEIDER PROXY STATEMENT	45

limited personal use of our Company airplane by our executive officers to reduce their travel time and allow them to devote more time to work duties or, with approval from our CEO, to respond to emergency or other urgent situations. We do not provide gross-up payments for any taxes owed by the executives in connection with any of these benefits. The aggregate incremental cost of these benefits is reported in the “All Other Compensation” column of the 2025 Summary Compensation Table. We do not provide any other personal benefits or perquisites to our named executive officers.
Potential benefits upon termination and change-of-control benefits
We do not have employment agreements or severance arrangements that apply outside of a change of control with any of our named executive officers.
The outstanding long-term incentive awards held by our named executive officers include provisions whereby, upon a “change of control”, the awards may become immediately vested, in whole or in part, under circumstances where (i) the acquirer does not assume or substitute the awards or (ii) the acquirer assumes or substitutes the awards and the named executive officer is terminated (i.e., a “double-trigger” termination of employment). See “— Potential Payments upon Termination or Change of Control.” We believe that such protections help create an environment where key executives are able to take actions in the best interest of the Company without incurring undue personal risk, and foster management stability during periods of potential uncertainty.
We maintain the Schneider National, Inc. Executive Change of Control Severance Plan (the “Change of Control Severance Plan”) to provide certain key employees, including our named executive officers, with specified levels of compensation and benefits in the event of a qualifying termination of employment in connection with a change of control. These “double-trigger” change of control benefits help to mitigate the financial impact associated with termination following a change of control and also allow the executives to assess potential transactions objectively and maintain their sole focus on keeping the interests of stockholders the top priority.
Tax deductibility of compensation expense
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation paid to “covered employees” that a publicly held company can deduct in any tax year. The Compensation Committee considers tax deductibility as one of many factors in determining executive compensation; however, the Compensation Committee retains discretion to award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible by the Company.
Equity grant timing
The Committee does not take material nonpublic information into account when determining the timing and terms of equity awards and has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

46

Key compensation policies and programs
Executive stock ownership policy
The Company has adopted and maintains an executive stock ownership policy, which establishes an amount of the Company’s common stock that executive officers are required to acquire and hold based on a multiple of their annual base salary. Under the policy, our executive officers are required to hold equity with a value equal to the following base salary multiples, which reflect that our more senior executives, who have the greatest ability to impact our success, are required to acquire and hold more significant ownership stakes in our company:
Position	Multiple of base salary
Chief Executive Officer	6x
Chief Financial Officer	3x
Other Executive Direct Reports to the Chief Executive Officer	2x
Executives must retain 75% of all shares from equity awards (on an after-tax basis, disregarding shares sold to cover any applicable exercise price) until the stock ownership policy has been satisfied. Only shares owned outright, the after-tax value of unvested time-based restricted shares/units, and deferred shares/units count toward satisfaction of the stock ownership requirement (shares subject to unvested or unexercised stock options, as well as unearned performance shares/units do not count toward satisfaction of the stock ownership requirement). Each of our named executive officers has satisfied the applicable requirement by virtue of satisfying the required base salary multiple or are otherwise in compliance with the stock ownership policy.
Clawback policy
The Company has adopted a formal clawback policy which provides that in the event the Company is required to restate any of its prior financial results due to the Company’s material non-compliance with financial reporting requirements under the securities laws, the Board or an appropriate committee of the Board shall direct the Company to recover from any executive officer the amount of certain incentive-based compensation erroneously awarded. Incentive-based compensation subject to the clawback policy includes cash and performance-based equity compensation and excludes restricted shares/units and stock options, which vest based on continued service only. The amount of compensation subject to recovery under the policy is the excess of (1) the incentive-based compensation received by the executive officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement over (2) the amount of incentive-based compensation that otherwise would have been received had it been determined based on the accounting restatement. The Company also has a policy requiring forfeiture of certain deferred long-term cash incentive plan payments upon any executive’s breach of confidentiality obligations, or breach of post-employment non-competition or non-solicitation agreements.
Anti-hedging and anti-pledging policies
As described above, as part of our insider trading policy, our directors, officers, and other designated individuals are prohibited from short selling our securities and from buying or selling options of any kind, including puts, calls, or other derivative securities with respect to our securities. Our directors, officers, and other designated individuals are also prohibited from pledging our securities or purchasing our securities on margin or incurring any indebtedness secured by a margin or similar account in which our securities are held. See “— Corporate Governance — Anti-Hedging & Anti-Pledging Policies.”

2026 SCHNEIDER PROXY STATEMENT	47

EXECUTIVE
compensation tables and narrative
2025 Summary compensation table
The following table includes information concerning compensation paid to or earned by our named executive officers for the years indicated.
	Year	Salary ($)(1)	Stock awards ($)(2)	Non-equity incentive plan compensation ($)	Change in pension value and non-qualified deferred compensation earnings ($)(3)	All other compensation ($)(4)	Total ($)
Mark B. Rourke President and CEO	2025	1,000,000	5,704,174	569,120	—	106,807	7,380,101
	2024	970,833	7,826,878	376,800	—	89,720	9,264,232
	2023	941,667	4,703,533	—	—	149,056	5,794,256
Darrell G. Campbell EVP – CFO	2025	541,667	1,320,418	268,185	—	23,854	2,154,124
	2024	525,000	1,043,630	207,915	—	19,583	1,796,128
	2023	133,767	250,013	20,750	—	22,656	427,186
James S. Filter EVP – Group President, Transportation & Logistics	2025	475,000	1,109,195	193,840	—	47,421	1,825,456
	2024	460,417	1,643,108	140,350	—	57,938	2,301,813
	2023	426,667	951,328	58,500	—	55,512	1,492,007
Shaleen Devgun EVP – CITO	2025	490,000	792,274	176,610	—	60,494	1,519,378
	2024	490,000	1,075,245	149,940	—	43,830	1,759,015
	2023	476,667	708,211	68,000	—	62,054	1,314,932
Robert M. Reich EVP – CAO	2025	475,000	855,646	169,610	—	47,600	1,547,856
	2024	460,417	1,314,511	143,325	—	41,575	1,959,828
	2023	446,667	739,935	60,000	—	71,365	1,317,967

(1)
Salary amounts shown above are reported as gross earnings (i.e., gross amounts before taxes and applicable payroll deductions), and as such, may include amounts transferred into our nonqualified deferred compensation plan, our 401(k) plan or both. Salary amounts shown above take into account increases in annual base salary rates, following the effective date of such increase. See “— 2025 Compensation — Base Salary.”

(2)
Amounts reflect the grant date fair value of our restricted share/unit awards and our performance share/unit awards, determined in accordance with the applicable accounting guidance for equity-based awards. See Note 12 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the Year Ended December 31, 2025 for an explanation of the methodology and assumptions used in the FASB ASC Topic 718 valuations. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. In the case of our performance share/unit awards, the grant date fair value shown in the table is based upon the probable outcome of the performance conditions. The target values of the 2025 performance share/unit awards at the grant date based on the probable outcome of the performance conditions are as follows: Mr. Rourke, $3,004,159; Mr. Campbell, $695,411; Mr. Filter, $584,168; Mr. Devgun, $417,259; and Mr. Reich, $450,635. The maximum values of the 2025 performance share/unit awards at the grant date are as follows: Mr. Rourke, $7,510,397; Mr. Campbell, $1,738,527; Mr. Filter, $1,460,421; Mr. Devgun, $1,043,147; and Mr. Reich, $1,126,586.

(3)
Reflects the amount of earnings under our nonqualified deferred compensation arrangements that exceeds 120% of the applicable federal long-term rate.

(4)
Amounts included in the “All Other Compensation” column for fiscal year 2025 include (i) an executive physical and personal use of Company airplane for Mr. Rourke, and (ii) an executive physical for Mr. Devgun, and the amounts shown in the following table.

48

Components of all other compensation for 2025
Name	401(k) company match ($)	Taxable cash contribution ($)(1)	Company SSP contributions ($)(2)
Mark B. Rourke	10,500	21,000	61,608
Darrell G. Campbell	8,862	7,000	7,992
James S. Filter	10,500	21,000	15,921
Shaleen Devgun	10,500	21,000	17,396
Robert M. Reich	10,500	21,000	16,100

(1)
Represents a taxable cash retirement contribution for 2025, which could not be contributed to the named executive officer’s 401(k) account due to limitations under the Code with respect to nondiscrimination testing of our 401(k) plan.

(2)
Represents contributions for 2025 made in early 2026.

Grants of plan-based awards table for 2025
The following table reflects estimated possible payouts under equity and non-equity incentive plans to the named executive officers during 2025. In 2025, (i) annual bonuses were awarded under our 2025 annual incentive program to named executive officers based on Operating Earnings over two, equally weighted, 6-month performance periods and individual performance (the CEO’s bonus was based entirely on Operating Earnings), and (ii) long-term incentive awards were granted under the Omnibus Incentive Plan to the named executive officers in the form of PSUs and RSUs. See “— 2025 Compensation.”
Name	Grant date	Approval date	Estimated possible payouts under non-equity incentive plan awards(1)			Estimated future payments under equity incentive plan awards			All other stock awards: Number of shares of stock	All other option awards: Number of securities underlying options	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
			Threshold ($)(2)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark B. Rourke			800,000	1,600,000	3,200,000
	2/14/25	1/27/25				9,811	98,111	245,278				3,004,159
	2/14/25	1/27/25							98,111			2,700,015
Darrell G. Campbell			285,000	475,000	950,000
	2/14/25	1/27/25				2,271	22,711	56,778				695,411
	2/14/25	1/27/25							22,711			625,007
James S. Filter			240,000	400,000	800,000
	2/14/25	1/27/25				1,908	19,078	47,695				584,168
	2/14/25	1/27/25							19,078			525,027
Shaleen Devgun			210,000	350,000	700,000
	2/14/25	1/27/25				1,363	13,627	34,068				417,259
	2/14/25	1/27/25							13,627			375,015
Robert M. Reich			210,000	350,000	700,000
	2/14/25	1/27/25				1,472	14,717	36,793				450,635
	2/14/25	1/27/25							14,717			405,012

(1)
Actual amounts earned in respect of annual bonus grants shown here are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. See “— 2025 Summary Compensation Table.”

(2)
Awards under our 2025 annual incentive program can be earned at 0-200%. For the Operating Earnings metric, there is a payout of 50% at Threshold, 100% at Target, and 200% at Maximum. The Individual Performance metric (applicable to all NEOs other than our CEO) does not have a Threshold payout and can be earned from 0-200%. The Threshold payments above assume Target performance on the Individual Performance metric.

2026 SCHNEIDER PROXY STATEMENT	49

Material terms and conditions of 2025 Omnibus Incentive Plan Awards
The following narrative describes the material terms and conditions of the incentive awards reported in our 2025 Summary Compensation Table and Grants of Plan-Based Awards for 2025 Table. See “— 2025 Summary Compensation Table.”
Annual Bonuses. A target cash incentive award contingent on the achievement of performance goals relating to Operating Earnings and Individual Performance for 2025, as applicable. Payouts may range from 0% to 200% of target, depending on the level of achievement. Additional detail is provided above under “Annual Incentive Awards.”
Performance Share Units. A PSU represents the right to receive, at settlement, one share of Class B common stock or its equivalent in cash or other property, as determined by the Company. Vesting of PSUs is contingent on the achievement of specified performance goals relating to EBT and average ROC over a three-year performance period, a relative Total Shareholder Return (rTSR) multiplier, as well as on continued service through the vesting date, with limited exceptions. The number of PSUs earned may range from 0% to 250% of the target number. Dividends are earned and paid only to the extent the share units are earned at the end of the performance period.
Restricted Share Units. An RSU represents the right to receive, at settlement, one share of Class B common stock or its equivalent in cash or other property, as determined by the Company. RSUs vest ratably over a three period, subject to continued employment with us through each vesting date, with limited exceptions. Dividends are accrued during the vesting period but are earned only to the extent the RSUs are earned.

50

Outstanding equity awards at 2025 year-end
The following table sets forth certain information with respect to outstanding equity awards held by the named executive officers as of December 31, 2025.
		Option Awards				Stock Awards
Name	Grant year	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price ($)	Option expiration date(1)	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(2)(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(3)(4)
Mark B. Rourke	2025	—	—	—	—	98,111	2,602,885	98,111	2,602,885
	2024	—	—	—	—	124,274	3,296,989	124,276	3,297,042
	2023	—	—	—	—	20,559	545,430	9,252	245,445
	2022	106,419	35,473	25.91	2/15/2032	10,131	268,775	—	—
	2021	153,584	—	22.63	2/15/2031	—	—	—	—
	2020	114,352	—	20.04	2/14/2030	—	—	—	—
	2019	48,887	—	18.99	4/29/2029	—	—	—	—
	2019	39,474	—	20.96	2/15/2029	—	—	—	—
	2018	33,520	—	24.81	2/15/2028	—	—	—	—
Darrell G. Campbell	2025	—	—	—	—	22,711	602,523	22,711	602,523
	2024	—	—	—	—	16,570	439,602	16,571	439,629
	2023	—	—	—	—	3,009	79,829	—	—
James S. Filter	2025	—	—	—	—	19,078	506,139	19,078	506,139
	2024	—	—	—	—	26,236	696,041	25,891	686,888
	2023	—	—	—	—	4,158	110,312	1,871	49,638
	2022	17,745	5,915	21.62	2/15/2032	1,447	38,389	—	—
Shaleen Devgun	2025	—	—	—	—	13,627	361,524	13,627	361,524
	2024	—	—	—	—	16,984	450,586	17,192	456,104
	2023	—	—	—	—	3,095	82,110	1,393	36,956
	2022	20,271	6,757	25.91	2/15/2032	1,930	51,203	—	—
	2021	34,128	—	22.63	2/15/2031	—	—	—	—
	2020	16,760	—	20.04	2/14/2030	—	—	—	—
	2019	13,980	—	20.96	2/15/2029	—	—	—	—
	2018	8,352	—	24.81	2/15/2028	—	—	—	—
Robert M. Reich	2025	—	—	—	—	14,717	390,442	14,717	390,442
	2024	—	—	—	—	20,090	532,988	20,713	549,516
	2023	—	—	—	—	3,094	82,084	1,455	38,612
	2022	15,204	5,067	25.91	2/15/2032	1,382	36,664	—	—
	2021	19,196	—	22.63	2/15/2031	—	—	—	—
	2020	13,228	—	20.04	2/14/2030	—	—	—	—

(1)
These stock options were granted ten years prior to the expiration dates indicated and become vested and exercisable in equal annual installments on each of the first four anniversaries of March 15 for stock option grants 2018-2021 and of February 15 for the 2022 grant, subject to continued employment through the applicable vesting date.

(2)
These awards of restricted shares/RSUs were granted on February 15 and vest in equal annual installments over four years for 2018-2022 grants and over three years for 2023-2025 grants. They vest on each of the first four anniversaries of March 15 for time-based restricted stock grants 2018-2021 and of February 15 for the 2022-2025 restricted stock/RSU grants. The performance shares/PSUs were granted on February 15 and vest on December 31 following the second year after grant year indicated in the “Equity Incentive Plan Awards” column, subject to continued employment through the applicable vesting date.

(3)
Market values are based on the closing price of a Class B share equal to $26.53 as of December 31, 2025, the last trading day of 2025.

(4)
PSUs vest upon determination of performance at the end of the 2023-2025 performance period for 2023 grants, at the end of the 2024-2026 performance period for 2024 grants, and at the end of the 2025-2027 performance period for 2025 grants. The number and value of the PSUs assume performance at the following levels: threshold (10%) for 2023 grant, target (100%) for 2024 grant, and target (100%) for 2025 grant.

2026 SCHNEIDER PROXY STATEMENT	51

Option exercises and stock vested in 2025
The following table presents information about each stock option exercise and vesting of stock during the fiscal year ended December 31, 2025 for each of the named executive offers on an aggregated basis.
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)(2)
Mark B. Rourke(3)	—	—	102,772	2,805,074
Darrell G. Campbell	—	—	11,295	310,838
James S. Filter	—	—	20,932	567,721
Shaleen Devgun	—	—	15,727	424,479
Robert M. Reich(4)	—	—	17,523	475,142

(1)
The value of restricted shares/RSUs granted in 2022-2024 realized upon vesting is based on the closing stock price on February 14, 2025 (the vesting date) of $27.52. The value of restricted shares/RSUs granted in 2021 realized upon vesting is based on the closing stock price on March 14, 2025 (the vesting date) of $23.75.

(2)
The value of the 2022 performance shares/PSUs realized upon vesting is based on the closing stock price on December 31, 2024 (the last trading day of 2024) of $29.28. Achievement for 2022 performance grant was 0%.

(3)
The value of vested shares for Mr. Rourke includes the retirement eligibility event on January 2, 2025 of 8,110 shares and a closing stock price of $29.28. These shares were released to cover the tax obligation during this event.

(4)
The value of vested shares for Mr. Reich includes the retirement eligibility event on August 23, 2025 of 1,103 shares and a closing stock price of $25.34. These shares were released to cover the tax obligation during this event.

2025 Non-qualified deferred compensation
The following table summarizes the named executive officers’ compensation under our nonqualified deferred compensation arrangements.
Name		Executive contributions in last fiscal year ($)	Registrant contributions in last fiscal year ($)(1)	Aggregate earnings in last fiscal year ($)(2)(3)	Aggregate withdrawals and distributions ($)	Aggregate balance at last fiscal year end ($)(4)(5)
Mark B. Rourke	SSP	0	61,608	51,805	0	1,102,713
	Retention Credits	0	0	101,422	0	2,030,302
	Total	0	61,608	153,227	0	3,133,015
Darrell G. Campbell	SSP	0	7,992	192	0	12,199
James S. Filter	SSP	0	15,921	47,141	0	528,895
Shaleen Devgun	SSP	0	17,396	7,075	0	160,252
Robert M. Reich	SSP	68,999	16,100	28,617	0	474,204

(1)
Represents our Supplemental Savings Plan contributions for 2025, made in early 2026 (which amounts are included in the “All Other Compensation” column of the Summary Compensation Table, above).

(2)
Represents (a) interest that accrued during 2025 on the executive’s and registrant’s contributions and existing balances under the Supplemental Savings Plan and (b) interest that accrued during 2025 on the deferred balance of the Retention Credits.

(3)
Of the amounts reported in the “Aggregate Earnings in Last Fiscal Year” column, the following amounts were also reported as 2025 compensation in the Summary Compensation Table for Fiscal Year 2024 as the amount of earnings that exceeded 120% of the applicable federal long-term rate: Mr. Rourke, $0; Mr. Campbell, $0; Mr. Devgun, $0; Mr. Filter, $0; and Mr. Reich, $0.

(4)
Of the amounts reported in the “Aggregate Balance at Last Fiscal Year End” column, the following amounts were previously reported as compensation in the Summary Compensation Table for 2024 or prior years: Mr. Rourke, $604,950; Mr. Campbell, $4,015; Mr. Devgun, $105,348; Mr. Filter, $37,645; and Mr. Reich, $76,089.

(5)
The “Aggregate Balance at Last Fiscal Year End” column includes our Supplemental Savings Plan contributions for 2025, made in early 2026.

The Nonqualified Deferred Compensation Table for Fiscal Year 2025, above, includes amounts under the following arrangements.

52

Supplemental Savings Plan (or “SSP”)
We maintain the 2005 Supplemental Savings Plan, which was amended and restated effective as of October 28, 2024. The Supplemental Savings Plan is a nonqualified deferred compensation plan that allows eligible employees to defer a portion of their annual cash compensation. Participants can elect to defer up to a maximum of 90% of their base salary, as well as up to 90% of their bonus for the year. In addition, the plan provides for continuation of company contributions that otherwise would have been made to the NEO’s account under the Company’s qualified 401(k) savings and retirement plan but for compensation limits under the Code. The compensation deferred under this plan is credited with earnings equal to the rate on a treasury bill with 7 years remaining to maturity plus one percent, which was 5.258% (compounded) for 2025, and is reset each December 1st. Each participant is fully vested in the deferred compensation and earnings which they contribute and which we contribute towards their retirement. All amounts are considered unfunded and are subject to general creditor claims until actually distributed to the employee. A participant may elect to receive their elective deferrals in one lump sum payment or in annual installments payable over a period of three, five, or ten years. Non-elective retirement deferrals are paid out 50% in January of the year following separation of employment and 50% in the following January. As of January 2017, participants may defer amounts contributed to the plan for an additional five years or more from the original scheduled payment date (or in the case of installment payments treated as a single payment, five years or more from the date the first amount was scheduled to be paid) subject to Section 409A of the Code.
Retention Credits
Retention Credits represent the right to receive a deferred cash payment following termination of employment, subject to a five-year vesting schedule. Vested Retention Credits are paid out in March following the second anniversary of the date of the employee’s termination of employment with us, provided the employee has not violated the terms of his or her restrictive covenant agreements. The Company pays interest on the deferred balance of the Retention Credits, equal to the rate on a treasury bill with 7 years remaining to maturity plus one percent, which was 5.35% (compounded) for 2025, and is reset each December 1st. The Committee has not granted any Retention Credits to our named executive officers since 2013.
Deferred Equity Plan
We adopted the Deferred Equity Plan which permits a select group of the Company’s management or highly compensated employees to defer all or a portion of the participant’s performance share units or restricted share units under the Omnibus Incentive Plan or any successor plan. Deferred equity awards are payable under the Deferred Equity Plan on the earliest to occur of (1) termination of employment, (2) a date selected by the participant that is at least one year following and not more than ten years after the equity award’s original payment date, (3) disability, or (4) death. Participants are always fully vested in equity awards deferred under the Deferred Equity Plan. Amounts deferred track the value of our common stock until the applicable payment date and are entitled to dividend equivalents to the extent provided under the original award agreement. Any equity awards that were deferred as shares of Company common stock will be distributed in shares of Company common stock, and equity awards that were deferred as cash will be distributed as cash. Each equity award distribution shall include all dividend equivalents granted in connection with that equity award and credited to a participant’s account in the form of cash.
In accordance with Section 409A of the Code and our deferred compensation arrangements, payments of nonqualified deferred compensation upon a separation from service may need to be delayed 6 months if the recipient of the payment is considered a “specified employee” within the meaning of Section 409A of the Code.

2026 SCHNEIDER PROXY STATEMENT	53

Potential payments upon termination or change of control
The Company does not have employment agreements or individual severance agreements with any of its NEOs; however, each of the Company’s NEOs participates in the Executive Change of Control Severance Plan, which provides for the following payments upon an executive’s termination of employment without Cause or resignation for Good Reason within the twenty four months following a Change of Control (a “Qualifying CIC Termination”):
›
All accrued obligations owed to the executive by the Company (unpaid base salary, unused vacation, unreimbursed expenses, and vested benefits under other Company retirement and benefit plans).

›
Any annual cash bonus that is earned but unpaid for the prior fiscal year.

›
An amount equal to the sum of the executive’s (x) monthly base salary and (y) target annual bonus divided by twelve for each month in the “severance period” and paid in a single lump sum on the 60th day following the Qualifying CIC Termination.

•
The severance period for our CEO is 30 months and for all other NEOs is 24 months.

›
A pro rata portion of the executive’s annual cash bonus for the fiscal year in which the Qualifying CIC Termination occurs based on the number of whole months completed and the Company’s actual results if determinable with individual performance assumed at target.

•
If Company performance is not determinable, performance will be assumed at target.

›
A medical benefits continuation payment equal to the amount of the active employee premium for continued medical coverage for the executive and his or her dependents (as elected prior to the executive’s Qualifying CIC Termination) under the Company’s medical and welfare plans for the executive’s applicable severance period.

In all cases, the executive must execute and not revoke a general release of claims in favor of the Company and other related parties in order to receive the payments described above, other than the accrued obligations. If an executive terminates employment for any reason other than a Qualifying CIC Termination, the executive will only be entitled to the accrued obligations. The Executive Change of Control Severance Plan does not impact the treatment of any outstanding equity awards. It contains a Code Section 280G “modified cut back” provision pursuant to which the total amount payable to an executive in a Change of Control may be reduced to avoid the imposition of the additional 20% excise tax on excess parachute payments, but only if such reduction would result in the executive receiving a larger amount, measured on an after-tax basis, than what the executive would have received if the payments were not reduced and the executive had to pay the additional 20% excise tax on the unreduced amount.
According to the terms of our long-term incentive awards, certain outstanding awards held by our named executive officers accelerate all or in part upon death, disability, change of control, and retirement, as described below.
Nonqualified stock options
Options to purchase shares of our Class B common stock will vest and become exercisable in full if the award holder’s employment is terminated as a result of death or disability. If the award holder retires before the vesting date and meets the defined retirement eligibility service requirements, then the options will continue to vest in full and become exercisable on their original schedule. Unvested stock options vest in full upon a change of control only if no provision is made in the change of control for the assumption or substitution of the options. If provision is made for the assumption or substitution of the options, then they will remain eligible for vesting contingent on continued service or a qualifying termination of employment (an involuntary termination without cause or the executive’s resignation for good reason within 24 months following the change of control — “double-trigger” equity vesting).

54

Performance shares/PSUs
Performance shares/PSUs will be deemed earned at the target level if, during the first calendar year of the performance period, the award holder’s employment is terminated as a result of death or disability. If such an event occurs after the first calendar year of the performance period, the Committee will determine whether any performance shares/PSUs will be earned, based on actual performance for the completed calendar year prior to the year in which the termination of employment occurs. If the award holder retires before the vesting date and meets the defined retirement eligibility service requirements, then the award holder will remain eligible to earn a pro rata portion of the performance shares/PSUs contingent on achievement of the performance goals. A portion of the performance shares/PSUs shall, as determined by the Committee, be deemed earned by the award holder and shall be vested and settled upon a change of control only if no provision is made in the change of control for the assumption or substitution of the performance shares/PSUs. If such change of control occurs during the first calendar year of the performance period, then a number of the performance shares/PSUs shall be deemed earned by the award holder which corresponds to target level of achievement and shall be vested and settled as determined by the Committee. If such change of control occurs prior to the final date of the performance period but after the first calendar year of the performance period then the Committee shall determine the number of performance shares/PSUs, if any, that shall be earned based on actual performance for the completed calendar years of the performance period prior to the year in which such change of control occurred. If provision is made for the assumption or substitution of the performance shares/PSUs, then the performance conditions are waived, and a designated number of performance shares/PSUs will remain eligible for vesting contingent on continued service or a qualifying termination of employment (“double-trigger” equity vesting).
Restricted shares/RSUs
Restricted shares/RSUs granted will vest in full if the award holder’s employment is terminated as a result of death or disability. If the award holder retires before the vesting date and meets the defined retirement eligibility service requirements, then the restricted shares/RSUs will continue to vest. The restricted shares/RSUs granted vest in full upon a change of control only if no provision is made in the change of control for the assumption or substitution of the restricted shares/RSUs. If provision is made for the assumption or substitution of the restricted shares/RSUs, then they will remain eligible for vesting contingent on continued service or a qualifying termination of employment (“double-trigger” equity vesting).
Retention credits
Retention credit awards fully vest if the award holder’s employment is terminated as a result of death, disability, or retirement. In the event of disability or retirement, payment will be made in the March following the second anniversary of the award holder’s termination date. In the event of death, payment will be made within 90 days following the award holder’s death.
Generally, for purposes of the awards described above, a “change of control” means the date on which a person or group of affiliated or associated persons (an “acquiring person”) has acquired legal or beneficial ownership of more than 50% of the outstanding shares of the voting stock of Schneider National, Inc., or the date an acquiring person acquires all or substantially all of the assets of Schneider National, Inc. Transfers of voting stock of Schneider National, Inc. among trusts held for the primary benefit of members of the Donald J. Schneider family would not constitute a change of control.
Retirement treatment of long-term incentive awards is conditioned on, among other things, the executive reaching the required retirement age of 59 1/2 and having at least ten consecutive years of service with us. As of December 31, 2025, the last business day of fiscal 2025, Mr. Rourke and Mr. Reich are the named executive officers who have satisfied the Company’s requirements for retirement eligibility. With respect to our post-IPO awards, a recipient must work through the end of the year in which the award

2026 SCHNEIDER PROXY STATEMENT	55

was granted and provide the required six months advance written notice to the Company in order to be eligible for retirement treatment under such awards.
Potential benefits upon termination or change of control
Potential benefits of the named executive officers due to death, disability, or a change of control (other than payment of deferred compensation accounts) are shown in the table below, assuming such event occurred as of December 31, 2025, the last business day of fiscal 2025.
Name	Value of acceleration of restricted shares/ RSUs ($)(1)	Value of acceleration of performance shares/PSUs ($)(2)	Value of acceleration of stock options ($)(3)	Value of cash severance(4)	Value of continued medical benefits payments(5)	Total ($)
Mark B. Rourke
Change of Control/
Double Trigger	6,714,080	6,145,372	678,598	7,069,120	56,676	20,663,846
Death or Disability	6,714,080	6,145,372	678,598	—	—	13,538,050
Darrell G. Campbell
Change of Control/
Double Trigger	1,121,989	1,042,151	—	2,318,185	13,336	4,495,661
Death or Disability	1,121,989	1,042,151	—	—	—	2,164,140
James S. Filter
Change of Control/ Double Trigger	1,350,903	1,242,671	119,424	1,943,840	45,341	4,702,179
Death or Disability	1,350,903	1,242,671	119,424	—	—	2,712,998
Shaleen Devgun
Change of Control/ Double Trigger	945,459	854,584	129,261	1,856,610	45,341	3,831,255
Death or Disability	945,459	854,584	129,261	—	—	1,929,304
Robert M. Reich
Change of Control/ Double Trigger	1,042,178	978,570	96,946	1,819,610	45,341	3,982,645
Death or Disability	1,042,178	978,570	96,946	—	—	2,117,694

(1)
Represents value of restricted shares/RSUs held by our named executive officers that vest upon a change in control (if no provision is made in the change in control for the assumption or substitution of the shares) or upon termination of employment due to death or disability, using the closing sale price of a share of Class B common stock equal to $26.53 as of December 31, 2025.

(2)
The value of the performance shares/PSUs assumes performance at the following levels: threshold (10%) for 2023 grant, target (100%) for 2024 grant, and target (100%) for 2025 grant held by our named executive officers, using the closing sale price of a share of Class B common stock equal to $26.53 as of December 31, 2025. The performance shares/PSUs would vest upon a change in control (if no provision is made in the change in control for the assumption or substitution of the shares) or upon a termination of employment due to death or disability.

(3)
Represents intrinsic value of stock options that vest upon a change in control (if no provision is made in the change in control for the assumption or substitution of the shares),upon an involuntary termination without cause or the executive’s resignation for good reason within 24 months following the change of control (if the stock option is assumed or substituted in the change of control), or upon a termination of employment due to death or disability, using the closing sale price of a share of Class B common stock equal to $26.53 as of December 31, 2025.

(4)
Represents the following items payable to the executive under the Change in Control Severance Plan: annual cash bonus that is earned but unpaid for the prior fiscal year; an amount equal to the sum of the executive’s monthly base salary and target annual bonus, divided by twelve for the severance period; and a pro-rata portion of the executive’s annual cash bonus for the fiscal year in which the qualifying CIC termination occurs. It does not include vested balances for Mr. Rourke’s retention credit plan or amounts related to retirement plan benefits for any executive which are already disclosed in the non-qualified deferred compensation table, please see “2025 Non-Qualified Deferred Compensation on page 52.

(5)
Represents medical benefits continuation payment for the applicable severance period.

56

CEO pay ratio
As required under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation for all of our employees other than our CEO (the “Pay Ratio Disclosure”) calculated in a manner consistent with Item 402(u) of Regulation S-K.
›
The median of the annual total compensation for all employees of our Company and its consolidated subsidiaries, other than our CEO, was $60,264.

›
Our CEO’s annual total compensation for 2025, as reported in the Total column of the 2025 Summary Compensation Table, was $7,380,101.

Based on this information, for 2025, the ratio of the annual compensation of our CEO to the median of the annual total compensation of all other employees is estimated to be 122 to 1.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their CEO Pay Ratios.
Identification of median employee
We identified a new median employee as of December 31, 2025. We identified our median employee by examining the 2025 Form W-2 compensation for all of our U.S. employees, excluding our CEO, who were employed by us on December 31, 2025. We included in this examination all full-time, part-time, seasonal, and temporary employees, but we excluded all of our non-U.S. employees pursuant to the de minimis exemption. As of December 31, 2025, our employee population after excluding non-U.S. employees consisted of 18,967 employees. We excluded 81 employees in Mexico and 1 employee in Canada under the de minimis exemption.
While we did not make any assumptions, adjustments, or estimates with respect to Form W-2 compensation, we did annualize compensation for any permanent full-time or part-time employees who were not employed by us for all of 2025. We believe that the use of Form W-2 compensation for all employees is a consistently applied compensation measure because it includes all major taxable compensation elements available to employees.
After identifying our median employee based on 2025 Form W-2 compensation, we calculated the annual total compensation for the employee using the same methodology we used for our named executive officers for purposes of the 2025 Summary Compensation Table. Total compensation includes salary, equity-based awards (applicable to our CEO but not to our median employee), non-equity incentive plan compensation, company contributions to retirement plans, and perquisites (applicable to our CEO but not to our median employee).

2026 SCHNEIDER PROXY STATEMENT	57

Pay versus performance
Introduction
In accordance with the SEC’s disclosure requirements, below is information regarding the “Compensation Actually Paid” (“CAP”) versus our performance (“PVP”). Additional information on how the Compensation Committee makes compensation decisions and aligns CAP with performance can be found on pages 37-41.
Most important metrics used for linking pay and performance
The list below shows the most important metrics used by the Committee to link CAP to Company performance.

OPERATING EARNINGS*(1)	EARNINGS BEFORE TAXES (EBT)	RETURN ON CAPITAL (ROC)	RELATIVE TSR

*
We consider Operating Earnings to be the most important financial measure used to link pay with performance in 2025 because it (1) determines 100% and 80% of the annual cash incentive award payout for our PEO and other NEOs, respectively, (2) is highly correlated to EBT and ROC performance, which are used in the performance share/PSUs program, and (3) is a key metric of focus for investors and therefore highly correlated to stock price performance.

Pay versus performance table
Below is the tabular disclosure which shows the total compensation for our principal executive officer (“PEO”) and the average of our non-PEO NEOs (as set forth in the below Summary Compensation Table (“SCT”)), the CAP to our PEO and the average for our non-PEO NEOs, our absolute TSR, the TSR of our peer group over the same period, our net income, and our Operating Earnings for fiscal years 2021 through 2025.
Year(1) (a)	Summary compensation table total for PEO (b)	Compensation actually paid to PEO(2)(3)(4) (c)	Average summary compensation table total for non-PEO NEOs (d)	Average compensation actually paid to non- PEO NEOs(2)(3)(4) (e)	Value of initial fixed $100 investment based on:		Net income (GAAP)(6) (h)	Operating earnings(6)(7) (i)
					Total shareholder return (f)	Peer group total shareholder return(5) (g)
2025	$7,380,101	$2,387,536	$1,761,703	$933,554	$137.22	$149.32	$104	$169
2024	$9,264,232	$11,135,930	$1,954,195	$2,286,337	$156.87	$156.71	$117	$165
2023	$5,794,256	$1,989,593	$1,266,373	$412,195	$134.36	$154.31	$239	$296
2022	$6,885,881	$6,957,044	$1,787,456	$1,756,329	$121.90	$127.96	$458	$610
2021	$6,752,188	$11,257,776	$1,878,416	$2,951,458	$138.33	$155.22	$405	$532

(1)
The CEO in all five reporting years is Mark B. Rourke. The NEOs in the 2024 and 2025 reporting years are Darrell Campbell, Shaleen Devgun, James A. Filter, and Robert M. Reich. The NEOs in the 2023 reporting year are Darrell Campbell, Shaleen Devgun, James A. Filter, Robert M. Reich, and Stephen L. Bruffett. The NEOs in the 2022 reporting year are Stephen L. Bruffett, Shaleen Devgun, Thomas G. Jackson, and Robert M. Reich. The NEOs in the 2021 reporting year are Stephen L. Bruffett, David L. Geyer, Shaleen Devgun, and Thomas G. Jackson.

(2)
SEC rules require certain adjustments be made to the SCT values to determine CAP, as reported in the PVP table above. For purposes of the pension valuation adjustments, NEOs do not participate in any defined benefit plan and as such it is not included in the below table. The following table details the applicable adjustments that were made to determine CAP.

58

	Subtract stock award value as reported in SCT for covered year	Add covered year- end value of awards granted in covered year and outstanding and unvested as of covered year-end	Change in value as of covered year-end (as compared to prior year-end) of equity awards granted prior to covered year and outstanding and unvested as of covered year-end	Change in value as of vesting date (as compared to prior year-end) of equity awards granted prior to covered year that vested during covered year	Add change in value of dividends accrued	Subtract prior year-end value of equity awards that failed to meet vesting conditions during covered year	Total value of equity for CAP
PEO
2025	$(5,704,174)	$3,862,367	$(2,880,024)	$(429,134)	$158,401	—	$711,609
2024	$(7,826,878)	$9,860,029	$463,473	$(756,784)	$131,860	—	$9,698,577
2023	$(4,703,533)	$1,569,705	$(1,204,169)	$453,389	$79,945	—	$898,869
2022	$(4,404,255)	$3,879,453	$991,183	$(568,661)	$173,443	—	$4,475,418
2021	$(3,744,805)	$4,678,511	$3,032,155	$307,725	$232,002	—	$8,250,393
Average Non-PEO NEO
2025	$(1,019,383)	$690,237	$(462,076)	$(55,571)	$18,644	$—	$191,234
2024	$(1,269,123)	$1,598,622	$63,164	$(82,529)	$22,008	$—	$1,601,264
2023	$(766,663)	$206,114	$(91,691)	$65,954	$5,779	$(273,671)	$(87,515)
2022	$(776,820)	$684,450	$148,922	$(119,239)	$31,559	—	$745,693
2021	$(756,014)	$949,705	$731,558	$94,194	$53,600	—	$1,829,056

(3)
The fair value of performance shares/units reporting for CAP purposes in columns (c) and (e) assumes estimated performance results as of the end of each fiscal year for internal metrics (i.e., EBT & ROC) and Monte Carlo simulation valuation model for market metrics (i.e., TSR vs. performance peer group), in accordance with FASB ASC 718. Performance share/units will ultimately vest based on measured performance through the end of the three-year performance period for all metrics.

(4)
The fair value of stock option awards reporting for CAP purposes in columns (c) and (e) was determined using the Black-Scholes option pricing model using materially the same assumptions as disclosed at the initial grant.

(5)
Reflects the total shareholder return indexed to $100 per share for the Dow Jones Transportation Index, which is the industry peer group reported in our 2025 Form 10-K. See page [38] for the TSR measurement periods used for each fiscal year.

(6)
Values shown are in millions.

(7)
Updated naming from EBIT to Operating Earnings for 2023; actual metric is the same. In 2025, our Compensation Committee approved, consistent with pre-approved guidelines, an adjustment to 1H Operating Earnings performance to exclude the $0.45M negative impact of judgment-related interest accrued in connection with an adverse verdict stemming from a 2017 incident. Any adjustments made prior to 2025 are as described in the corresponding proxy filings.

We believe there is strong linkage between CAP to our NEOs and our performance, consistent with our compensation philosophy and as described in our Compensation Discussion and Analysis starting on page 31. Specifically:
›
Our cumulative TSR was ~37% from the beginning of 2021 through the end of 2025, which was slightly lower than the peer group TSR over the same period (with variation by individual year). The PEO and non-PEO CAP each year also generally tracked with our cumulative TSR performance, with deviations attributable to the impact of financial performance versus the pre-established PSU goals.

›
Our GAAP net income significantly increased in 2021 (+91% from 2020), increased in 2022 (+13% from 2021), decreased in 2023 (-48% from 2022), decreased in 2024 (-51% from 2023), and decreased in 2025 (-11% from 2024). CAP for the PEO and non-PEO NEOs reflected a corresponding increase in 2021. In 2022, however, CAP for the PEO and non-PEO NEOs fell from the prior year, reflecting strong financial performance being offset by stock price decline. In 2023, CAP for the PEO and non-PEO NEOs fell from the prior year, reflecting the corresponding decrease in financial performance. In 2024, CAP for the PEO and non-PEO NEOs increased from the prior year, primarily reflecting the increase in stock price performance. In 2025, CAP for the PEO and non-PEOs decreased from the prior year, primarily reflecting the corresponding decrease in financial performance.

2026 SCHNEIDER PROXY STATEMENT	59

›
Similar to net income, Operating Earnings increased significantly during 2021 (+77% from 2020), increased in 2022 (+15% from 2021), decreased in 2023 (-51% from 2022), decreased in 2024 (-44% from 2023), and increased in 2025 (2.5% from 2024) with a similar relationship between CAP and Operating Earnings figures as indicated above for GAAP net income.

Risk considerations relating to compensation
We believe that our compensation programs are designed with appropriate features to mitigate risk, including:
›
Our incentive plans have a mix of performance measures, including annual company-wide and business unit financial metrics tied to budget, as well as different long-term incentive three-year performance metrics based in part upon industry peer group benchmarking.

›
Our compensation programs contain a balance of short-term and long-term incentive vehicles.

›
Incentive plan payouts generally have thresholds and are capped for cash incentives.

›
For long-term incentives, a mix of restricted shares/RSUs, performance shares/Plus, and stock options provides a blend of performance measures and incentives. These awards typically vest over a multi-year period, with stock options expiring after a ten-year period to encourage executives to take actions that promote the long-term sustainability for our business.

›
The range of payouts from threshold to maximum (a linear slope) is carefully considered to ensure an appropriate risk and reward profile.

›
The performance plan includes a relative Total Shareholder Return (rTSR) metric to strengthen shareholder alignment with a carefully considered peer group.

›
Our plans are well documented and communicated to participants; there is a robust review of results as the plan year unfolds; and an anonymous, international whistle-blower reporting mechanism is in place.

›
Our stock ownership policy links interests of executive officers to shareholders.

›
Executive compensation adjustments, payouts, and plan design decisions are at the sole purview of the Compensation Committee; and an independent executive compensation consultant attends Committee meetings to provide market and best practice consultation.

›
A clawback policy is in place with the Compensation Committee that provides for the recovery of erroneously awarded incentive-based compensation.

In January 2026, we conducted an analysis of whether our policies and practices relating to the design and implementation of the Company’s incentive compensation programs, including executive compensation plans that cover our named executive officers, create material risks to the Company. That analysis was reviewed by the Compensation Committee and F.W. Cook, the Compensation Committee’s independent compensation consultant. The Compensation Committee concluded that Schneider’s compensation programs do not give rise to risks that are reasonably likely to have a material adverse effect on the Company.

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PROPOSAL #1 Election of Directors	The Board of Directors recommends that you vote FOR the election of each Director nominee
On the recommendation of the Corporate Governance Committee, the Board has nominated the persons listed below for election as directors at the 2026 Annual Meeting of Shareholders, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Ms. DePrey and Mr. Schneider are being nominated for election to the Board pursuant to the Schneider Family Nomination Agreement. Mr. Grubbs will depart the Board following the expiration of his current term at the 2026 Annual Meeting of Shareholders.
At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the ten nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s ten nominees.
Each of the nominees has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. Each director elected at the Annual Meeting will be elected to serve a one-year term. If any nominee is unable to serve or for good cause will not serve as a director at the time of the Annual Meeting, the proxy holders may vote, in place of such nominee, for any nominee designated by the present Board to fill the vacancy.
For more information on the director nominees, please see the biographies of the director nominees beginning on page 62.
Vote required
Each director will be elected by a plurality of the votes cast at the Annual Meeting. For this purpose, “plurality” means that the nominees receiving the largest number of votes will be elected as directors. Abstentions and broker non-votes will have no effect on the election of directors. Votes “withheld” will have no effect. Only votes cast “for” a director will have an effect on the election of directors.

2026 SCHNEIDER PROXY STATEMENT	61

Biographical information of Director nominees
Set forth below are each nominee’s name, age, principal occupation for at least the last five years, and other biographical information, including the year in which each was first elected as a director of the Company. In addition, the biographies discuss the particular experience, qualifications, attributes, and skills of the director that, in light of the Company’s business and structure, led the Board to conclude that the individual should serve on the Board of the Company.
Jyoti Chopra Age: 62 Director since: 2021 Committees: Compensation (Chair proposed beginning 4/30/26) Corporate Governance
Experience
Since November 2025, Ms. Chopra has served as Executive Vice President and Human Resources Officer at Hertz Global Holdings, Inc. a leading global car rental and mobility solutions provider. From 2019 through November 2025, Ms. Chopra has served as Senior Vice President and Chief People, Inclusion, and Sustainability Officer for MGM Resorts International, an entertainment and hospitality company that owns and operates integrated resorts across the United States and in Macau. She also previously served as Senior Vice President and Global Leader for Diversity and Inclusion, HR Transformation, and Operations at Pearson Plc, a British multinational publishing and education company, from 2018 to 2019 and as Managing Director and Global Head of Diversity and Inclusion at BNY Mellon, a global investments company, from 2012 to 2018. Ms. Chopra holds a bachelor’s degree in journalism from New York University and an M.B.A. from the University of Oxford. Additionally, she also completed the Securities Industry Institute at the Wharton School, University of Pennsylvania.
Qualifications
With reference to Ms. Chopra’s skills that are reflected in the Skills Matrix appearing on page 24, we believe that Ms. Chopra is qualified to serve on our Board due to her extensive human resources, international business, operations, environmental and social responsibility experience, and successful track record of driving business transformations through innovative people practices.

Mary P. Deprey Age: 67 Director since: 2018-2020, 2024 Committees: Corporate Governance
Experience
Ms. DePrey engages in philanthropic work and serves on the board of a variety of non-profit organizations. She holds a bachelor’s degree from the College of St. Catherine. Ms. DePrey is the sister of director Kathleen M. Zimmermann and director nominee Paul J. Schneider.
Qualifications
We believe that preserving the Schneider family’s unity and commitment to the enterprise is a unique and powerful source of organizational resilience and, with reference to Ms. DePrey’s skills that are reflected in the Skills Matrix appearing on page 24, that Ms. DePrey is qualified to serve on our Board due to her understanding of the history of the enterprise, ability to integrate the family’s values into strategic conversations, communication skills to explain critical board decisions to the Schneider family, in addition to her business and leadership experience.

62

James R. Giertz Age: 69 Director since: 2017 Committees: Audit, Chair (departing 4/30/26) Corporate Governance Compensation (proposed beginning 4/30/26)
Experience
Mr. Giertz served as Chief Financial Officer of H.B. Fuller Company, a formulator, manufacturer, and marketer of adhesives, sealants, and other specialty chemical products, from 2008 until May 2016, after which he became Executive Vice President with responsibility for H.B. Fuller Company’s strategy deployment efforts until his retirement in February 2017. He served as a member of the Board of Directors of Hill-Rom Holdings, Inc., a medical technology company, from 2009 until 2021 and was most recently a member of that company’s audit committee. Mr. Giertz holds a bachelor of science degree from Iowa State University and an M.B.A. from Harvard University.
Qualifications
With reference to Mr. Giertz’s skills that are reflected in the Skills Matrix appearing on page 24, we believe Mr. Giertz is qualified to serve on our Board because of his experience in finance, strategy development, and his prior public company service experience as a director.

Robert M. Knight Age: 68 Director since: 2020 Committees: Compensation Corporate Governance
Experience
Mr. Knight is the former Chief Financial Officer of Union Pacific Corporation, a position he held for 15 years before retiring in December 2019. During Mr. Knight’s 40-year tenure at Union Pacific Corporation, he also held a variety of senior executive positions, including General Manager of the company’s energy and automotive business units. In 2022, Mr. Knight was elected to the Board of directors of Canadian National Railroad Company where he chairs the Audit Committee. He also serves on the Board of Directors of Hyliion Corp., a developer of innovative solutions that enable clean, flexible, and affordable electricity production, where he also currently serves on the Audit Committee. Mr. Knight holds a bachelor’s degree in business administration from Kansas State University and an M.B.A. from Southern Illinois University.
Qualifications
With reference to Mr. Knight’s skills that are reflected in the Skills Matrix appearing on page 24, we believe Mr. Knight is qualified to serve on our Board because of his extensive experience in finance, accounting, and investor relations, and as an executive of publicly traded companies and his extensive knowledge of global trade as well as the transportation and logistics industries.

Austin M. Ramirez Age: 47 Committees: Audit (proposed beginning 4/30/26)
Experience
Austin Ramirez currently serves as CEO of Husco, a privately held engineering and manufacturing company. He also serves as a director of Old National Bank, the Marcus Corporation and the National Association of Manufacturers. Mr. Ramirez began his career as a consultant with McKinsey & Company, where he specialized in corporate finance and industrial operations. In 2016, Mr. Ramirez was a White House Fellow, serving on the National Economic Council for both the Trump and Obama administrations. Mr. Ramirez holds a B.S. in systems engineering from the University of Virginia and an MBA from Stanford University. Mr. Ramirez is a nominee recommended by the Company’s CEO, Mark Rourke.
Qualifications
With reference to Mr. Ramirez’s skills that are reflected in the Skills Matrix appearing on page 24, we believe Mr. Ramirez is well qualified to serve on our Board because of his deep understanding of corporate finance, his expertise in specific industries and navigating political environments effectively and undertaking major investment and financing decisions.

2026 SCHNEIDER PROXY STATEMENT	63

Mark B. Rourke Age: 61 Director since: 2019
Experience
Mr. Rourke is currently Schneider’s Chief Executive Officer and President — a role that he has held since 2019. The Board has appointed Mr. Rourke to serve as Executive Chairman, and if re-elected, will serve in such role effective July 1, 2026. Mr. Rourke will be succeeded as Chief Executive Officer and President by James S. Filter, effective July 1, 2026.
Over his 38-year career with Schneider, Mr. Rourke has served in various executive and operational roles including Chief Operating Officer, General Manager of Schneider Transportation Management, and President of Truckload Services. From 2021 to 2025, Mr. Rourke also served on the Board of Directors of The Shyft Group. In 2026, Mr. Rourke joined the Board of Directors of the Manitowoc Company, Inc., a leading global manufacturer of cranes and lifting solutions. Since 2022, Mr. Rourke has also served on the Board of Directors of the Green Bay Packers, Inc., a publicly held, nonprofit corporation that owns the National Football League’s Green Bay Packers. He holds a bachelor’s degree in marketing from the University of Akron.
Qualifications
With reference to Mr. Rourke’s skills that are reflected in the Skills Matrix appearing on page 24, we believe that Mr. Rourke is qualified to serve on our Board because of his extensive knowledge and experience in all aspects of our business, and his extensive technical expertise in all aspects of our truckload, intermodal, and logistics services.

Paul J. Schneider Age: 52 Director since: 2020-2022 Committees: Corporate Governance (proposed beginning 4/30/26)
Experience
Mr. Schneider is President of Schneider Resources, a family-owned private investment and operating company based in Green Bay, Wisconsin. Paul directs strategy and leads executives of its portfolio of companies primarily focused on manufacturing and distributing precision parts for the aerospace and energy sectors. He co-founded SLK Finance, a business lending group in 2011. At Schneider National, Paul held leadership positions in truckload and logistics business operations and engineering. He began his career as an M&A analyst at Morgan Stanley. He currently serves on the boards of Schneider National, JR Machine Company, Foxland Inc, Lindquist Machine Co., and Andrew Duda & Sons (DUDA), Mr. Schneider also serves on the Boards of Northwestern University, The Catholic Foundation, and the Catholic Diocese of Green Bay. He holds a bachelor’s degree in economics from Northwestern University, an M.B.A. from The Kellogg School of Management at Northwestern, and a master’s degree in information systems from the University of Wisconsin — Oshkosh.
Qualifications
With reference to Mr. Schneider’s skills that are reflected in the Skills Matrix appearing on page 24, we believe Mr. Schneider is qualified to serve on our Board due to his knowledge of Schneider’s history and corporate operations, in addition to his business and leadership experience. Mr Schneider is the brother of directors Mary P. Deprey and Kathleen M. Zimmermann.

Julie K. Streich Age: 55 Director since: 2023 Committees: Audit (Chair proposed beginning 4/30/26) Corporate Governance (proposed beginning 4/30/26)
Experience
Ms. Streich currently serves as Senior Vice President, Finance and Chief Financial Officer of Barnes Group Inc., a global manufacturer of solutions for aerospace and industrial applications. Previously, Ms. Streich served as Senior Vice President, Global Finance Operations of Centrica PLC from 2019-2020, and held several other senior leadership positions with Centrica, Pentair Process Technologies, Irwin Financial Corporation, Eagle Materials, MeadWestvaco, and Menasha Corporation — all of which provided Ms. Streich with increasing responsibility in the global energy services, global water treatment, and home service industries. Ms. Streich holds a Bachelor of Arts degree in Economics and Spanish from Ripon College and a Master of International Business degree from the University of Texas, San Antonio.
Qualifications
With reference to Ms. Streich’s skills that are reflected in the Skills Matrix appearing on page 24, we believe Ms. Streich is qualified to serve on our Board because of her extensive experience in finance, business strategy development, and information technology, including as an executive of a publicly traded company.

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John A. Swainson Age: 71 Director since: 2019 Committees: Corporate Governance, Chair Audit
Experience
Mr. Swainson is currently Executive Chairman of Equiniti, Inc., a leading provider of share registry and pension administration services in the UK and US. He is also the Chairman of Travelport Inc, a B2B marketplace for the travel industry. Equiniti is owned by Siris Capital, a New York-based private equity firm, where he is an Executive Partner. Mr. Swainson also sits on the board of the Electric Reliability Council of Texas and Omnissa, a California-based software company, as well as the advisory board of Midis Group. Previously, Mr. Swainson was President of the Dell Software group from 2012-2016 and served as a Senior Advisor to Silver Lake, a large technology focused private equity firm. He was formerly on the boards of Broadcom, Inc., Cadence Design Systems, Inc., Assurant, Inc., SecureKey, Inc., VISA, Inc. and Serena Software, Inc. He was also the Chief Executive Officer and served on the board of CA Technologies from 2005 to 2010 and held a series of senior leadership roles during a 26-year career at IBM. Mr. Swainson holds a bachelor’s degree in applied science from the University of British Columbia.
Qualifications
With reference to Mr. Swainson’s skills that are reflected in the Skills Matrix appearing on page 24, we believe Mr. Swainson is qualified to serve on our Board because of his extensive experience with information technology and technology companies and his prior public company experience.

James L. Welch Age: 71 Director since: 2018 Chairman since: 2023 Committees: Compensation (proposed beginning 7/1/26)
Experience
The Board has appointed Mr. Welch to serve as Lead Independent Director, and if re-elected, will serve in such role effective July 1, 2026. Mr. Welch served as Chief Executive Officer of Yellow Corporation (formerly YRC Worldwide), a $5 billion transportation company that provided LTL transportation services throughout North America, from July 2011 until his retirement in April 2018. Mr. Welch previously served as President and Chief Executive Officer of Dynamex, Inc. from 2008 until 2011. Mr. Welch also was President and Chief Executive Officer of Yellow Transportation, a subsidiary of Yellow Corporation, from 2000 to 2007. He also is a member of the Board of Directors of SkyWest, Inc., where he serves on the Audit, Governance, and Safety committees and, beginning in May 2022, Mr. Welch was elected Lead Director. From 2020 to 2024, Mr. Welch served as a member of the Board of Directors of Stericycle, Inc., where he served on the Audit and Safety committees. Mr. Welch holds a bachelor of science degree from West Texas A&M University.
Qualifications
With reference to Mr. Welch’s skills that are reflected in the Skills Matrix appearing on page 24, we believe Mr. Welch is qualified to serve on our Board because of his extensive experience in finance, strategy development, and the transportation industry, including as an executive and director of publicly traded companies.

2026 SCHNEIDER PROXY STATEMENT	65

PROPOSAL #2 Ratification of independent registered public accounting firm	The Board of Directors and the Audit Committee unanimously recommend a vote FOR Proposal #2
The Audit Committee has re-appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm and as auditors of our consolidated financial statements for the fiscal year ending December 31, 2026. The Audit Committee reviews the performance of the independent registered public accounting firm annually. In making the determination to re-appoint Deloitte for 2026, the Audit Committee considered, among other factors, the independence and performance of Deloitte, and the quality and candor of Deloitte’s communications with the Audit Committee and management. Deloitte has served as Schneider’s independent registered public accounting firm since 2002.
At the Annual Meeting, our shareholders are being asked to ratify the appointment of Deloitte as Schneider’s independent registered public accounting firm for 2026. Although ratification of the Audit Committee’s appointment of Deloitte is not required, we value the opinions of our shareholders and believe that shareholder ratification of the appointment is a good corporate governance practice. In the event of a negative vote on this proposal, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Schneider and its shareholders. Representatives of Deloitte are not expected to attend the Annual Meeting.
Audit and other fees paid to Deloitte & Touche LLP
The fees billed by Deloitte for professional services rendered for 2024 and 2025 are reflected in the following table:
Fee Category	2024 Fees	2025 Fees
Audit Fees	$2,544,848	$2,334,344
Audit-Related Fees	5,685	5,685
Tax Fees	65,023	17,354
All Other Fees	—	—
Total Fees	$2,615,556	$2,357,383

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Audit fees
Audit fees consist of fees for (1) the audits of our annual financial statements for 2024 and 2025 included in our Annual Report on Form 10-K for 2024 and 2025, (2) the review of the interim financial statements included in our Quarterly Reports on Form 10-Q in 2024 and 2025, and (3) the audit of our internal control over financial reporting during 2024 and 2025.
Audit-related fees
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or the review of our financial statements and are not reported under Audit Fees. The audit-related fees for 2024 and 2025 primarily include subscription to an accounting research tool.
Tax fees
Tax fees reflect all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel. The tax fees for 2024 and 2025 primarily include services in connection with international and U.S. tax compliance matters.
The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte.
Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm
The Audit Committee’s charter requires that it pre-approve all audit and non-audit services of our independent registered public accounting firm. The Audit Committee may consult with management in determining which services are to be performed but may not delegate to management the authority to make these determinations.
All of the services performed by Deloitte for fiscal years 2024 and 2025 described above were pre-approved by the Audit Committee.
Vote required
To ratify the appointment of Deloitte as our independent registered public accounting firm, the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal. Unless otherwise specified, the proxies solicited hereby will be voted to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

2026 SCHNEIDER PROXY STATEMENT	67

PROPOSAL #3 Approval of amended and restated 2017 Schneider National, Inc. Omnibus Incentive Compensation Plan	The Board of Directors unanimously recommends a vote FOR Proposal #3
The Board is asking our shareholders to approve an amendment and restatement of the Schneider National, Inc. 2017 Omnibus Incentive Compensation Plan (the “Amended Plan”). The Omnibus Incentive Compensation Plan was originally adopted by the Board and approved by shareholders prior to the completion of our initial public offering in 2017 as the Schneider National, Inc. 2017 Omnibus Incentive Compensation Plan (the “Current Plan”). On recommendation of the Compensation Committee (the “Committee”), the Board unanimously adopted the Amended Plan, subject to shareholder approval at the Annual Meeting.
If this proposal is approved by our shareholders, the Amended Plan will replace the Current Plan with respect to awards granted after the Annual Meeting. If this proposal is not approved, the Current Plan will remain in effect and is set to expire on April 6, 2027. As of December 31, 2025, only 2,124,760 of the 8,000,000 shares authorized under the Current Plan remain available for future grants, a number that the Committee and the Board believe is insufficient to meet our future needs. We recommend that shareholders approve the Amended Plan to (1) permit the continued use of equity-based compensation by reserving an additional 19,900,000 shares for issuance under the Amended Plan, and (2) make other updates, technical revisions in response to changes in law and clarifying and administrative changes. Under the Amended Plan, a total of 22,024,760 shares would be authorized for issuance for new awards, subject to stockholder approval of the Amended Plan, less grants made after December 31, 2025. This reflects an increase of 19,900,000 shares to the 2,124,760 available for issuance as of December 31, 2025. The total historical authorization under the Amended Plan since its inception (including shares subject to outstanding awards and awards that have vested/exercised), if the Amended Plan is approved, will be 27,900,000 shares, reflecting an increase of 19,900,000 shares to the original 8,000,000 share authorization. Equity-based compensation is an important part of our compensation structure and serves the best interest of our shareholders by:
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Rewarding long-term Company performance;

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Aligning employees’ interests with those of our shareholders; and

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Enabling us to attract and retain top-tier talent in a competitive marketplace.

If the Amended Plan is not approved, we may need to replace the stock-based components of our compensation with cash, which may increase compensation expense, reduce compensation alignment with shareholder interests and impede our ability to attract and retain talent.
We encourage shareholders to read this Proposal No. 3, which provides, among other items, a summary of significant changes from the Current Plan, an overview of the terms and conditions of, and benefits to be received under, the Amended Plan, and a brief description of the current U.S. federal income tax consequences generally arising with respect to awards granted under the Amended Plan.

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Summary of the amended plan
The Board believes that the Amended Plan will promote interests of shareholders and is consistent with principles of good corporate governance. The material terms of the Amended Plan and certain significant ways in which they differ from those of the Current Plan are summarized below. These summaries are qualified in their entirety by reference to the complete text of the Amended Plan, which is attached to this proxy statement as Appendix A. Capitalized terms used in this proposal that are not otherwise defined have the meanings given to them in the Amended Plan.
If the Amended Plan is not approved by our shareholders, the Current Plan will remain in full force and effect in accordance with its terms until it is set to expire on April 6, 2027. Regardless of whether the Amended Plan is approved by our shareholders, each award granted under the Current Plan will continue to be subject to the terms and provisions applicable to such award under the Current Plan and the applicable award agreement.
Best practices and significant changes
The Amended Plan includes several features designed to protect the interests of our shareholders and reflect sound corporate governance practices and our compensation philosophy, including the following key features and material differences from the Current Plan.
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Plan Share Limit increase
The share reserve under the Current Plan is insufficient to meet our future needs. The Amended Plan will reserve a sufficient number of shares to enable the Company to grant equity awards, which is a critical component of our compensation program. The Amended Plan will increase the maximum number of shares of Class B Common Stock (“Common Stock”) by an additional 19,900,000 shares.

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Fixed term
The Amended Plan will have a fixed term that expires on the tenth anniversary of its approval by the Company’s shareholders. No new awards may be granted under the Amended Plan after its expiration date but awards outstanding on such date will continue in effect according to the terms. As with the Current Plan, options and SARs may not have a term in excess of ten years under the Amended Plan.

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No discounts
As with the Current Plan, options and SARs may not be granted at a discount to the fair market value of our Common Stock on the grant date under the Amended Plan.

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No repricing
As with the Current Plan, reducing the exercise price of options or SARs issued and outstanding under the Amended Plan will require approval of our shareholders.

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No “evergreen” provision
There continues to be no evergreen feature pursuant to which the shares authorized for issuance under the Amended Plan would automatically be replenished.

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No excise tax gross-up
As with the Current Plan, the Amended Plan will not provide for excise tax gross-ups.

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Director compensation limits
The maximum number of shares of Common Stock subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid will be capped at $750,000, except in the case of extraordinary circumstances where the non-employee director does not participate in the decision to award such compensation.

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Awards subject to clawback
Awards granted under the Amended Plan continue to be subject to the Company’s clawback policy and any clawback or recoupment provisions set forth in any agreements evidencing awards.

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Payment of dividends or dividend equivalents
The Amended Plan will prohibit the payment of dividends or dividend equivalents prior to the date such award vests or is earned, as applicable.

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Address other updates in law and market practice
The Amended Plan will incorporate certain other technical revisions in response to changes in the law (e.g., changes to Section 162(m) under the Code) and which are designed to protect the interests of our shareholders and reflect sound corporate governance practices, as well as other clarifying changes. The Amended Plan removes the annual per-participant limits on options and stock appreciation rights, as well as certain other individual limits previously included for purposes of Section 162(m), providing the Committee greater flexibility to grant equity awards in a manner consistent with our pay for performance objectives and market practices.

Key terms
Purpose
The purpose of the Amended Plan, like the Current Plan, is to promote the interests of the Company and its shareholders by (a) attracting and retaining exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) of the Company and its affiliates and (b) enabling such individuals to participate in the long-term growth and financial success of the Company.
Eligibility
Participants under the Amended Plan may include any current or prospective directors, officers, or employees of the Company who are selected by the Committee. As of December 31, 2025, approximately 19,094 employees, 7 officers, and 9 non-employee directors will be eligible for awards under the Amended Plan.
Administration
The Amended Plan generally will be administered by the Compensation Committee or any committee of the Board serving a similar function. Among other actions, the Committee is generally authorized in its sole discretion to (1) designate participants, (2) determine the terms and conditions of any awards, (3) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Amended Plan and any instrument or agreement relating to, or award made under, the Amended Plan, (4) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Amended Plan, and (5) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards. The Committee may delegate to one or more senior officers of the Company the authority to make grants of awards to officers (other than Section 16 officers), employees and consultants of the Company and its affiliates. The Board is responsible for granting awards to non-employee directors and administering the Amended Plan with respect to such awards, and shall have all the authority and responsibility of the Committee in connection therewith.
All designations, determinations, interpretations and other decisions of the Committee under or with respect to the Amended Plan shall be final, conclusive and binding upon all persons.

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Shares subject to the Amended Plan
Share limit
As noted above, as of December 31, 2025, only 2,124,760 of the 8,000,000 shares authorized under the Current Plan remained available for future grants. The Amended Plan reserves an additional 19,900,000 shares for issuance under the Amended Plan. Under the Amended Plan, a total of 22,024,760 shares would be authorized for issuance for new awards, subject to stockholder approval of the Amended Plan, less grants made after December 31, 2025 (the “Share Limit”). This reflects an increase of 19,900,000 shares to the 2,124,760 available for issuance as of December 31, 2025. The total historical authorization under the Amended Plan since its inception (including shares subject to outstanding awards and awards that have vested/exercised), if the Amended Plan is approved, will be 27,900,000 shares, reflecting an increase of 19,900,000 shares to the original 8,000,000 share authorization. Shares of Common Stock issued under the Amended Plan in settlement of awards may be authorized and unissued shares, shares held in treasury, or a combination of the foregoing.
The actual Share Limit will reflect incremental changes in the number of shares of Common Stock remaining available under the Current Plan to reflect issuances and forfeitures of equity awards following such date through the Restatement Effective Date (as defined below). The maximum number of shares for which incentive stock options may be granted under the Amended Plan is 27,900,000 (the “Plan ISO Limit”), and the maximum number of Common Stock granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year in respect of such non-employee director’s service on the Board, will not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair market value of such awards for financial reporting purposes), except in the case of extraordinary circumstances where the non-employee director does not participate in the decision to award such compensation.
Share recycling
Except as otherwise provided in the Amended Plan and for substitute awards (as described below), in the event any award is forfeited, or otherwise expires, terminates or is cancelled without the delivery of all shares subject thereto, or is settled other than wholly by delivery of shares (including cash settlement), the number of shares subject to such award that were not delivered will not count against the Share Limit. In addition, if shares delivered upon vesting, settlement or exercise of an award are, or shares owned by a participant are, surrendered or tendered to the Company in payment of any taxes required to be withheld in respect of such award or payment of the exercise price of a stock option, such surrendered or tendered shares shall again become available to be delivered pursuant to awards under the Amended Plan; provided, however, that in no event shall such recycled shares increase the Plan ISO Limit.
Assumption and substitution of awards
Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (substitute awards), and such substitute awards will generally not be counted against the total number of shares that may be issued under the Amended Plan; provided that substitute awards granted or intended as incentive stock options shall be counted against the Plan ISO Limit.
Types of awards
The Amended Plan authorizes the award of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units (“RSUs”), performance compensation awards, performance units, cash inventive awards, and other equity-based or equity-related awards.

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Options
The Committee may grant non-qualified stock options and incentive stock options under the Amended Plan, with terms and conditions determined by the Committee that are not inconsistent with the Amended Plan; provided that all stock options granted under the Amended Plan are generally required to have a per share exercise price that is not less than the greater of 100% (or, in the case of incentive stock options, 110% for individuals with over 10% voting power) of the fair market value of the Company’s Common Stock, determined on the date an option is granted. Each stock option issued under the Amended Plan will be a non-qualified stock options unless award agreement states that the stock option is intended to qualify as an incentive stock option. All incentive stock options must be granted pursuant to an award agreement expressly stating that the option is intended to qualify as an incentive stock option and will be subject to terms and conditions that apply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under the Amended Plan will be ten years from the initial date of grant (provided that, if the term of a nonqualified option would expire at a time when trading in the shares of our Common Stock is prohibited by the Company’s insider trading policy or a Company imposed “blackout period,” then the option’s term will be automatically extended until the 30th day following the expiration of such prohibition (as long as such extension does not violate Section 409A of the Code)), or with respect to any stock option intended to qualify as an incentive stock option, such shorter period as prescribed by Section 422 of the Code. However, the exercise price of an option that is a substitute award may be less than the fair market value per Share on the date such substitute award, provided that such substitution complies with applicable laws and regulations. Payment in respect of the exercise of an option may be made in cash (or cash equivalent), or by such other method as our Committee may permit in its sole discretion, including (i) by exchanging shares of Common Stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), (ii) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted cashless exercise mechanism, or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.

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SARs
The Committee may grant SARs subject to terms and conditions that are not inconsistent with the Amended Plan. Generally, each SAR will entitle the participant upon exercise to an amount (in the form of cash, shares, other securities or other property, or any combination thereof as determined by the Committee) equal to the product of (1) the excess of (A) the fair market value on the exercise date of one share of Common Stock, over (B) the exercise price per share, times (2) the number of shares of Common Stock covered by the SAR, less an amount equal to any statutory withholding amounts or taxes required to be withheld. The exercise price per share of a SAR will be determined by the Committee at the time of grant, but in no event may such amount be less than the fair market value of a share of Common Stock on the date the SAR is granted (other than in the case of SARs granted in tandem with or in substitution of previously granted awards).

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Restricted shares and RSUs
The Committee may grant restricted shares of Common Stock or RSUs, representing the right to receive, upon the expiration of the applicable restricted period, one share of Common Stock for each RSU, or in the Committee’s sole discretion, the cash value thereof, valued as of the date on which the vesting period lapsed with respect to such restricted units (or any combination of shares and cash) or defer the issuance of shares or cash beyond the expiration of the vesting period if such extension would not cause adverse tax consequences under Section 409A of the Code. As to restricted shares of Common Stock, subject to the other provisions of the Amended Plan and the applicable award agreement, the holder will generally have the rights of a

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shareholder, including, without limitation, the right to vote such restricted shares of Common Stock (except that dividends credited will not be paid on unvested awards).
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Performance compensation awards and performance units
The Committee may also make performance goals applicable to an award recipient with respect to any award granted in its discretion, including, but not limited to, one or more of the performance criteria set out in the Amended Plan. The Committee has the sole discretion to select the length of any applicable performance period, the types of performance-based compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply and any other applicable terms and conditions. The performance criteria that will be used to established the performance goal(s) may be based on the attainment of specific levels of performance of the Company or its affiliates and may be determined in accordance with GAAP or on a non-GAAP basis. The Committee may specify any reasonable definition of the performance criteria it uses, and may provide for accelerated vesting of any awards based on the achievement of performance goals pursuant to the performance criteria specified. Following the completion of a performance period, the Committee will review and certify whether, and to what extent, the performance goals for the performance period have been achieved.

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Cash incentive awards
The Committee may also grant cash incentive awards subject to terms and conditions that are not inconsistent with the Amended Plan, including the amount of cash incentive awards to be granted to any participant, and the duration of the period during and the conditions, if any, under which, the cash incentive awards may vest or may be forfeited to the Company. Each cash incentive award will have an initial value that is established at the time of grant. The Committee will set performance goals or other payment conditions in its discretion, which, depending on the extent to which they are met during a specified performance period, will determine the amount and/or value of the cash incentive award that shall be paid to the participant.

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Other stock-based awards
The Committee may grant other equity-based or equity-related awards (including deferred share units and fully vested shares) (whether payable in cash, equity or otherwise) in accordance with the terms and conditions of the Amended Plan. Such awards may include deferred share units, unrestricted shares of Common Stock, rights to receive future grants of awards at a future date, awards denominated in our Common Stock, or awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock.

Each award under the Amended Plan will be evidenced by an award agreement, which will specify the terms and conditions of the award and any rules applicable thereto, including, without limitation, the effect on such award of the death, disability or termination, and no person will be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to awards under the Amended Plan until such shares have been issued or delivered.
No person will have any claim or right to be granted an award under the Amended Plan or, having been selected for the grant of an award, to be selected for a grant of any other award. The terms and conditions of awards and the Committee’s determinations and interpretations with respect thereto need not be the same to each participant.
Dividends and dividend equivalent rights
The Committee, in its sole discretion, may provide part of an award (other than a stock option, SAR or cash incentive award) with dividends or dividend equivalent rights, payable in cash, Common Stock, other securities, other awards or other property, on such terms and conditions as may be determined by the Committee. However, dividends and dividend equivalents will be payable to participants only if, when and

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to the extent such underlying award vests. Dividends and dividend equivalent rights granted with respect to awards that do not vest will be forfeited.
Change in control
Unless otherwise provided in an award agreement, the effect of a change in control depends on whether there is an assumption or substitution of awards.
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No assumption or substitution
In the event of a change of control in which no provision is made for the acquirer’s assumption of or substitution for awards, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then (1) any outstanding options or stock appreciation rights that are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested as of immediately prior to such change of control, and the Committee will have authority to cancel such option or stock appreciation right (subject to a cash payment equal to the applicable spread value, if any; (2) all performance units, cash incentive awards, awards designated as performance compensation awards and other performance-based awards will automatically vest as of immediately prior to such change of control, at either the target or actual level of performance (as determined by the Committee or set forth in the applicable award agreement), and will be paid out as soon as practicable following such change of control; and (3) all other outstanding awards that are unexercisable, unvested or still subject to restrictions or forfeiture, will automatically be deemed exercisable and vested, and all restrictions and forfeiture provisions will lapse as of immediately prior to such change of control, and the award will be paid out within 30 days following such change of control or such later date as may be required to comply with Section 409A of the Code.

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Assumption or substitution of awards
If within 24 months following a change of control in which the acquirer assumes or substitutes awards, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, a participant’s employment is terminated by the company (or its successor) without cause (other than due to death or disability), then (1) any outstanding options or stock appreciation rights that are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, as of the date of such termination, and will remain exercisable until the earlier of the expiration of the existing term or 90 days following the date of such termination; (2) all performance units, cash incentive awards, awards designated as performance compensation awards and other performance-based awards will automatically vest as of the date of such termination, at either the target or actual level of performance (as determined by the Committee or set forth in the applicable award agreement), and such deemed earned amount will be paid out as soon as practicable following such termination; and all other outstanding awards that are unexercisable, unvested or still subject to restrictions or forfeiture, will automatically be deemed exercisable and vested, and all restrictions and forfeiture provisions related thereto will lapse as of date of such termination, and the award will be paid out as soon as practicable following such date of termination.

Nontransferability of awards
No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution (except as the Committee may otherwise determine in its discretion and in accordance with the terms of the Amended Plan), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against the Company or any affiliate.

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Clawback/forfeiture
Awards may be subject to clawback or forfeiture to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of the New York Stock Exchange or other applicable securities exchange, or if so required pursuant to a written policy adopted by the Company or the provisions of an award agreement.
Amendment and termination of plan; amendments to awards
The Board may amend, modify or terminate the Amended Plan without the approval of shareholders; provided, that no such amendment, modification or termination may be made without shareholder approval if it would (1) increase the Share Limit or Plan ISO Limit, (2) change the class of employees or other individuals eligible to participate in the Amended Plan or (3) result in the amendment, cancellation or action, with respect to certain provisions in the Amended Plan that apply to options and SARs (as discussed in the following paragraph). No amendment, modification or termination of the Plan may, without the consent of the participant to whom any award was previously granted, materially and adversely affect the rights of such participant (or his or her transferee) under such award.
The Committee may also, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award granted or the associated award agreement, prospectively or retroactively, subject to the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of any participant with respect to such award. Without shareholder approval, except as otherwise provided in the “Change of Control” or “Adjustments for Changes in Capitalization and Similar Events” provisions of the Amended Plan, (1) no amendment or modification may reduce the exercise price of any option or SAR, (2) the Committee may not cancel any outstanding option or SAR and replace it with a new option or SAR with a lower exercise price, and (3) the Committee generally may not take any other action which is considered a “repricing.”
Governing law
The validity, construction and effect of the Amended Plan and any rules and regulations relating to the Amended Plan and any award agreement shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the conflict of laws provisions thereof.
Plan term
The Amended Plan will be effective as of the date approved by the Company’s shareholders at the Annual Meeting (the “Restatement Effective Date”). The Amended Plan will have a term of ten years from the Restatement Effective Date.
New plan benefits
Awards granted under the Amended Plan will be subject to the Committee’s discretion, and the Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded under the Amended Plan are not determinable at this time. However, each non-employee director is expected to receive an annual award of restricted stock units on the date of the 2026 Annual

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Meeting of Shareholders with a target value of approximately $170,000. As of February 19, 2026, the closing price of a share of the Company’s common stock was $29.02.
In 2025, the Company granted awards under the Current Plan to our named executive officers, non-employee directors and other eligible employees. These awards, which would not have changed if the Amended Plan had been in place instead of the Current Plan, are set forth in the following table:
Name and position	Number of units(1)	Dollar value(2)
Mark B. Rourke	196,222	$5,704,174
Darrell G. Campbell	45,422	$1,320,418
James S. Filter	38,156	$1,109,195
Shaleen Devgun	27,254	$792,274
Robert M. Reich	29,434	$855,646
All current executive officers, as a group	382,640	$11,123,345
All non-employee directors, as a group	70,515	$1,530,176

(1)
Includes all RSUs and PSUs (at target) granted in fiscal 2025 under our annual long-term incentive program

(2)
Represents grant date fair value of awards, as determined in accordance with FASB ASC Topic 718

Equity Compensation Plan Information
The following table summarizes share and exercise price information about our equity compensation plans as of December 31, 2025.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	2,286,858	$22.86	2,124,760
Equity compensation plans not approved by security holders	—	—	—
Total	2,286,858	$22.86	2,124,760

(1)
The calculation of the weighted average exercise price includes only stock options and does not include the outstanding deferred stock units, restricted stock units, and performance-based restricted stock units reflected in the first column.

U.S. Federal income tax information
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Stock options
Non-qualified stock options
A participant receiving non-qualified stock options generally will not recognize taxable income at the time of grant. When a non-qualified stock option is exercised, the participant will generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the option shares on the exercise date over the excise price thereof. In general, the Company will be entitled to deduct from its taxable income the amount that the individual is required to include in ordinary

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income at the time of such inclusion. Additional special rules apply if a participant exercises a non-qualified stock option by paying the exercise price, in whole or in part, by the transfer of shares to the Company.
Incentive stock options
A participant granted an incentive stock option will not generally recognize taxable income upon grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. If the participant holds the shares acquired upon exercise of an incentive stock option for at least two years after the grant date and for at least one year after the exercise date, upon disposition of the shares by the participant, the difference, if any, between the sale price of the shares and the exercise price of the stock option will be treated as long-term capital gain or loss. In general, if the participant engages in a disqualifying disposition of the share acquired upon exercise of an incentive stock option (i.e., such shares are disposed of within the later of two years from the date of grant or one year from the date of exercise), the participant will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on disposition), over the exercise price thereof. The Company is not entitled to any deduction on account of the grant of incentive stock options or the participant’s exercise of the option to acquire shares. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the participant, in general, we should be entitled to a tax deduction equal to the amount treated as taxable compensation to the participant. Additional special rules apply if a participant exercises an incentive stock option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.
Stock appreciation rights
No income will be realized by a participant upon grant of a stock appreciation right. Upon exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the stock appreciation right. We will be able to deduct this same amount for U.S. federal income tax purposes.
Restricted share awards
A recipient of a restricted share award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares. The recipient may elect under Section 83(b) of the Code, within 30 days following the grant date, to include the fair market value of the restricted shares in the recipient’s taxable income as of the grant date, in which case the Company will be entitled to a corresponding compensation deduction. If a valid Section 83(b) election is made, the recipient will not recognize additional compensation income as the restricted shares vest, and any subsequent appreciation or depreciation in the value of the shares after the grant date generally will be treated as short-term or long-term capital gain or loss upon a later disposition of the shares, depending on whether the shares are held for more than one year following the grant date.
Any dividends paid with respect to shares of restricted stock generally will be taxable as compensation income to the participant at the time dividends are received, unless the participant made a valid Section 83(b) election, in which case dividends will be taxed as dividend income rather than compensation.
Restricted share units and performance units
A participant generally will not recognize income at the time a RSU or performance unit is granted. When any part of a RSU or performance unit is paid, the participant generally will recognize compensation

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taxable as ordinary income at the time of such payment in an amount equal to the fair market value of any shares and/or cash the participant receives.
Cash incentive awards
A recipient of a cash incentive award generally will recognize compensation taxable as ordinary income upon receipt of any cash incentive award at the end of the applicable performance period.
Other stock-based awards
The U.S. federal income tax consequences of other awards under the Amended Plan will depend upon the specific terms of each award.
Tax consequences to the company
In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed by the Code.
Section 409A
If an award is subject to, but does not comply with, Section 409A of the Code, the taxable events described above could apply earlier than described, and could result in the imposition of additional taxes and penalties, including without limitation to an additional 20% penalty tax on the recipient. To the extent applicable, the Company intends that awards granted under the Amended Plan shall comply with, or otherwise be exempt from, Section 409A of the Code.
Tax withholding
The Company is authorized to deduct or withhold from any award granted or payment due under the Amended Plan, or require a participant to remit to the Company, the amount of any withholding taxes due in respect of the award or payment. Tendering shares held by the participant or share withholding for taxes is generally permitted.
Vote required
The votes cast “for” this proposal must exceed the votes cast “against” this proposal for it to be approved. For purposes of determining the vote regarding this proposal, abstentions, and broker non-votes do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.”

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PROPOSAL #4 Approve the compensation of our named executive officers	The Board of Directors unanimously recommends a vote FOR Proposal #4
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to cast an advisory vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).
Our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way. We believe that the compensation of our named executive officers appropriately reflects and rewards their significant contributions to Schneider’s performance during 2025.
We encourage shareholders to read the section entitled “Compensation Discussion and Analysis,” beginning on page 31, which describes the details of our executive compensation program and the decisions made by the Compensation Committee in 2025. At the 2025 annual meeting of shareholders, 99.5% of votes cast supported our executive compensation program.
Shareholders are being asked to approve the following resolution at the Annual Meeting:
“RESOLVED, that Schneider’s shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in Schneider’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables.”
As an advisory vote, this proposal is not binding on Schneider, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.
Vote required
The votes cast “for” this proposal must exceed the votes cast “against” this proposal for it to be approved. For purposes of determining the vote regarding this proposal, abstentions, and broker non-votes do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.”

2026 SCHNEIDER PROXY STATEMENT	79

Information regarding beneficial ownership of principal shareholders, the Board and management
The following table sets forth information, based on data provided to us, with respect to beneficial ownership of shares of our Class A and Class B common stock as of February 19, 2026 for (1) each person known by us to own beneficially more than five percent of the outstanding shares of either class of common stock (other than current directors or nominees), (2) each of our directors and nominees for election as directors, (3) the named executive officers, and (4) all of our directors, nominees and executive officers as a group.
Beneficial ownership for purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if they have or share the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or have the right to acquire such powers within 60 days. Accordingly, the following table does not include options to purchase shares of our common stock that are not exercisable within the next 60 days or restricted stock units that have not vested and will not vest within the next 60 days. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Class A or Class B common stock. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Schneider National, Inc. 3101 South Packerland Dr., Green Bay, WI 54313. Percentage of beneficial ownership is based on 83,029,500 shares of Class A common stock and 92,307,016 shares of Class B common stock outstanding as of February 19, 2026.

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	Class A common stock(1)		Class B common stock(2)
Name of beneficial owner	Number of shares and nature of beneficial ownership(3)	% of class	Number of shares and nature of beneficial ownership(3)	% of class
Holders of more than 5%
Joan D. Klimpel(4)	83,029,500	100.0%	29,358,205	31.80%
Thomas A. Gannon(5)	—	—	5,699,990	6.18%
Thomas J. Schneider(6)	16,605,900	20.0%	4,630,370	5.02%
Schneider National, Inc. Voting Trust(7)	83,029,500	100.0%	—	—
Paul J. Schneider(8)	16,605,900	20.0%	1,711,786	1.85%
Therese A. Koller(9)	16,605,900	20.0%	5,039,420	5.46%
Directors and nominees (non-officers)
Jyoti Chopra(10)	—	—	28,168	*
James R. Giertz(10)	—	—	53,895	*
Robert W. Grubbs(10)	—	—	324,687	*
Robert M. Knight, Jr.(10)	—	—	32,972	*
Julie Streich	—	—	12,317	*
John A. Swainson(10)	—	—	32,928	*
James L. Welch	—	—	44,400	*
Mary P. DePrey(11)	16,605,900	20.0%	2,433,100	2.64%
Kathleen Zimmerman(12)	16,605,900	20.0%	3,057,854	3.31%
Named executive officers
Mark B. Rourke	—	—	1,474,817	1.60%
Darrell G. Campbell	—	—	18,485	*
Shaleen Devgun	—	—	231,025	*
James S. Filter	—	—	187,482	*
Robert Reich	—	—	184,330	*
All Directors, Nominees and Executive Officers as a Group	33,211,800	40.0%	8,238,878	8.93%

*
Less than 1%.

(1)
Each share of the Company’s Class A Common stock is entitled to 10 votes per share. The Schneider National, Inc. Voting Trust is the record holder of all shares of Class A common stock.

(2)
Each share of the Company’s Class B common stock is entitled to 1 vote per share.

(3)
Except as indicated below, all persons have represented to us that they exercise sole voting power and sole investment power with respect to their shares. For our named executive officers, the Class B common stock amounts include the following vested and unexercised stock options and those stock options subject to vesting within 60 days of February 19, 2026: For Mr. Rourke, 531,709 stock options; for Mr. Devgun, 100,248 stock options; for Mr. Filter, 23,660 stock options; for Mr. Reich, 52,695 stock options; and for our directors, nominees and executive officers as a group, 743,786 stock options. For our directors, the Class B Common stock amounts include the following shares issuable upon settlement of deferred stock units (“DSUs”) held by directors under our DDP as follows: for Mr. Giertz, 47,895.13 shares; for Mr. Grubbs, 60,085 shares. Our directors do not have any voting rights with respect to these DSUs or the shares issuable upon settlement thereof.

(4)
The number of shares owned set forth in the table is based on the Schedule 13G/A filed by Ms. Klimpel with the SEC on February 6, 2026. Consists of (i) 83,029,500 Class A shares held in trust for the benefit of members of the Schneider family for which Ms. Klimpel serves as co-trustee, over which Ms. Klimpel has shared voting and dispositive power, subject to the terms of the Voting Trust, (ii) 13,900,834 Class B shares held in trust for which Ms. Klimpel serves as co-trustee, over which Ms. Klimpel has shared voting and dispositive power, and (iii) 15,457,371 Class B shares held in trust for which Ms. Klimpel serves as sole trustee, over which she has sole voting and dispositive power. The Class A shares are represented by trust certificates issued by the Voting Trust. Ms. Klimpel’s address is c/o Godfrey and Kahn, 833 East Michigan St., Suite 1800, Milwaukee, WI 53202.

(5)
The number of shares owned set forth in the table is based on the Schedule 13G/A filed by Mr. Gannon with the SEC on February 10, 2026. Consists of (i) 5,525,390 Class B shares held by trusts for which Mr. Gannon serves as co-trustee, over which he has shared voting and dispositive power and (ii) 174,600 Class B shares held directly by Mr. Gannon and his spouse, over which he and his spouse have sole voting and dispositive power.

(6)
The number of shares owned set forth in the table is based on the Schedule 13D filed by Mr. Schneider with the SEC on April 21, 2017. Consists of (i) 16,605,900 Class A shares held in trusts for the benefit of Mr. Schneider and his descendants for which Mr. Schneider serves as co-trustee with Ms. Klimpel, over which Mr. Schneider has shared voting and dispositive power, subject to the terms of the Voting Trust, (ii) 1,449,320 Class B shares held in trusts for the benefit of Mr. Schneider and his descendants for which Mr. Schneider serves as co-trustee with Ms. Klimpel, over which Mr. Schneider has shared voting and dispositive power, and (iii) 3,181,050 Class B shares held directly by Mr. Schneider, over which Mr. Schneider has sole voting and dispositive power. Mr. Schneider’s interest in the Class A shares is represented by trust certificates issued by the Voting Trust.

(7)
Consists of Class A shares over which the members of the Corporate Governance Committee who are not Schneider family members, who serve as the trustees of the Voting Trust, have shared voting power with the trustees of the trusts which have deposited such shares into the Voting Trust, subject to the terms of the Voting Trust.

(8)
The number of shares owned set forth in the table is based on the Schedule 13D/A filed by Mr. Schneider with the SEC on February 3, 2026. Consists of (i) 16,605,900 Class A shares held in trusts for the benefit of Mr. Schneider and his descendants for which Mr. Schneider serves as co-trustee with Ms. Klimpel, over which Mr. Schneider has shared voting and dispositive power, subject to the terms of the Voting Trust, (ii) 1,279,870 Class B shares held in trusts for the benefit of Mr. Schneider and his descendants for which Mr. Schneider serves as co-trustee with Ms. Klimpel, over which Mr. Schneider has shared voting and dispositive power, and (iii) 431,916 Class B shares held directly by Mr. Schneider, over which Mr. Schneider has sole voting and dispositive power. Mr. Schneider’s interest in the Class A shares is represented by trust certificates issued by the Voting Trust

(9)
The number of shares owned set forth in the table is based on the Schedule 13D/A filed by Ms. Koller with the SEC on February 3, 2026. Consists of (i) 16,605,900 Class A shares held in trusts for the benefit of Ms. Koller and her descendants for which Ms. Koller serves as co-trustee with Ms. Klimpel, over which Ms. Koller has shared voting and dispositive power, subject to the terms of the Voting Trust, (ii) 2,025,689 Class B shares held in trusts for the benefit of Ms. Koller and her descendants for which Ms. Koller serves as co-trustee with Ms. Klimpel, over which Ms. Koller has shared voting and dispositive power, (iii) 1,821,861 Class B shares held directly by Ms. Koller, over which Ms. Koller has sole voting and dispositive

2026 SCHNEIDER PROXY STATEMENT	81

power, and (iv) 1,191,870 Class B shares held in trust for the benefit of Ms. Koller’s children for which Ms. Koller serves as sole trustee, over which she has sole voting and dispositive power. Ms. Koller’s interest in the Class A shares is represented by trust certificates issued by the Voting Trust.
(10)
Excludes Class A shares subject to the terms of the Voting Trust.

(11)
The number of shares owned set forth in the table is based on the Schedule 13D/A filed by Ms. DePrey with the SEC on February 3, 2026. Consists of (i) 16,605,900 Class A shares held in trusts for the benefit of Ms. DePrey and her descendants for which Ms. DePrey serves as co-trustee with Ms. Klimpel, over which Ms. DePrey has shared voting and dispositive power, subject to the terms of the Voting Trust, (ii) 807,100 Class B shares held in trusts for the benefit of Ms. DePrey and her descendants for which Ms. DePrey serves as co-trustee with Ms. Klimpel, over which Ms. DePrey has shared voting and dispositive power, (iii) 601,243 Class B shares held directly by Ms. DePrey, over which Ms. DePrey has sole voting and dispositive power, and (iv) 1,024,757 Class B shares held in trust for the benefit of Ms. DePrey’s children for which Ms. DePrey serves as sole trustee, over which she has sole voting and dispositive power. Ms. DePrey’s interest in the Class A shares is represented by trust certificates issued by the Voting Trust.

(12)
The number of shares owned set forth in the table is based on the Schedule 13D/A filed by Ms. Zimmermann with the SEC on February 3, 2026. Consists of (i) 16,605,900 Class A shares held in trusts for the benefit of Ms. Zimmermann and her descendants for which Ms. Zimmermann serves as co-trustee with Ms. Klimpel, over which Ms. Zimmermann has shared voting and dispositive power, subject to the terms of the Voting Trust, (ii) 2,445,095 Class B shares held in trusts for the benefit of Ms. Zimmermann and her descendants for which Ms. Zimmermann serves as co-trustee with Ms. Klimpel, over which Ms. Zimmermann has shared voting and dispositive power, and (iii) 612,759 Class B shares held directly by Ms. Zimmermann, over which Ms. Zimmermann has sole voting and dispositive power. Excludes 244,350 shares of Class B Common Stock held by Ms. Zimmermann’s spouse, over which he has sole voting and dispositive power. Ms. Zimmermann’s interest in the Class A shares is represented by trust certificates issued by the Voting Trust.

Voting trust
The Voting Trust holds all of the outstanding shares of Class A common stock and is governed by the Amended and Restated 1995 Schneider National, Inc. Voting Trust Agreement and Voting Agreement (the “Voting Trust Agreement”). The Voting Trustees are the members of the Corporate Governance Committee who are not Schneider family members (currently James R. Giertz, Robert W. Grubbs, John A. Swainson, Jyoti Chopra, and Robert Knight). In exchange for shares of Class A common stock transferred to the Voting Trust by Schneider family trusts, the Voting Trustees issued trust certificates evidencing shares of beneficial interest in the Voting Trust equal to the number of shares of Class A common stock transferred to the Voting Trust.
The Voting Trustees do not have any economic rights or investment power with respect to the shares of Class A common stock transferred to the Voting Trust; their rights consist of voting rights. Under the Voting Trust Agreement, the Voting Trust exercises all voting power with respect to the shares of Class A common stock held by the Voting Trust. Unless otherwise prescribed by the Voting Trust Agreement, the Voting Trustees must act by majority consent in exercising all voting power with respect to the shares of Class A common stock subject to the Voting Trust. However, if there is a vacancy, the Voting Trustees must act by unanimous consent. On votes with respect to “Major Transactions” (described below) the Voting Trustees must take direction from the holders of trust certificates, voting in the same proportion as the vote of the holders of trust certificates. As a result, the vote on any Major Transactions will not be controlled by the Voting Trust, but instead will be controlled by certain trusts for the benefit of the Schneider family members holding the trust certificates issued by the Voting Trust. Our Amended and Restated Bylaws define a “Major Transaction” as any one of the following: (1) any transaction to which we are a party that results in, or would result in, more than 40% of the voting power of our outstanding shares of stock being held collectively by persons who are not members of the Schneider family, (2) the sale of all or substantially all of our assets, (3) our dissolution or liquidation, (4) changing the location of our headquarters from Green Bay, Wisconsin to a different location, (5) the removal of the name “Schneider” from our legal and/or business name or (6) changing our official color from orange.
The Voting Trust also requires the Voting Trustees to vote all shares of capital stock of the Company held by the Voting Trust entitled to vote in the election of directors of the Company to elect as director in favor of: (1) each eligible family member (as defined in the Voting Trust Agreement) who has been nominated in accordance with the Schneider Family Nomination Agreement; (2) the Chief Executive Officer; and (iii) each of up to fifteen individuals who are not eligible family members, less the number of individuals elected pursuant to (1) and (2).
The Voting Trust Agreement will automatically terminate upon:
›
Any of the following Major Transactions: (1) any transaction to which we are a party that results in, or would result in, more than 40% of the voting power of our outstanding shares of stock

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being held collectively by persons who are not members of the Schneider family, (2) the sale of all or substantially all of our assets, or (3) our dissolution or liquidation.
›
The affirmative vote of holders of trust certificates then holding at least 80% of the shares of beneficial interest in the Voting Trust or the unanimous agreement of the trustees of the Voting Trust to terminate the Voting Trust within 180 days after the issuance of our financial statements for any fiscal year as of the end of which the book value of the Company plus any distributions is less than two-thirds of the book value of the Company as of the end of any of the five fiscal years of the Company preceding such fiscal year.

›
The time at which the outstanding shares of Class B common stock represent more than 40% of the voting power of the capital stock of the Company entitled to vote generally in the election of directors.

Audit committee report
The Audit Committee of the Board of Directors operates under a written charter which is adopted and approved by the Board of Directors, which can be found in the corporate governance section of the Company’s website at https://investors.schneider.com/investors/governance/default.aspx. Pursuant to its charter, the Audit Committee has oversight responsibilities with respect to:
›
Accounting, financial reporting and disclosure processes, and adequacy of systems of disclosure and internal control established by management.

›
Quality and integrity of the Company’s financial statements.

›
Company’s compliance with legal and regulatory requirements.

›
Company’s overall risk management performance and execution.

›
Independent auditor’s qualifications and independence.

›
Company’s internal audit function.

›
Appointment, retention and compensation of the Audit-Committee-appointed independent registered public accounting firm.

›
Company’s Code of Ethics and legal compliance function.

›
Preparing this annual Report of the Audit Committee to be included in the Company’s annual proxy statement.

The Committee is not responsible for preparing the financial statements, implementing, or assessing internal control over financial reporting, or auditing the financial statements.
Each member of the Audit Committee is an independent Director as determined by the Board of Directors, based on the NYSE listing standards and the Board’s own Independence Guidelines. Each member of the Committee also satisfies the SEC’s additional independence requirement for members of audit committees. The Board of Directors has determined that each of the independent members of the Committee meets the criteria for “Audit Committee Financial Expert” as defined by SEC rules. The Board of Directors has also determined that all Audit Committee members are financially literate.
The Committee’s cybersecurity oversight consists of the Board and Audit Committee each receiving regular updates from senior management, including the CITO, on evolving cybersecurity threats and trends, cybersecurity technologies and solutions deployed internally, major cyber risks areas and threats to the Company, policies and procedures to address those cyber risks and cybersecurity incidents, assessing the adequacy of Company resources, funding and focus for cybersecurity activities, and attendance and participation in educational sessions about cybersecurity risks and threats. In 2025, the Committee confirmed that the internal audit function had reviewed controls pertaining to cybersecurity, was up-to-date on the Company’s resources and competencies (relative to its peers) related to

2026 SCHNEIDER PROXY STATEMENT	83

cybersecurity, and was committed to including cybersecurity related issues prominently and regularly on the internal audit function’s agenda going forward.
The Audit Committee reviews and reassesses its charter annually, and more frequently as necessary to address any changes in the NYSE corporate governance and SEC rules regarding audit committees and recommends any changes to the Board for approval.
Management has primary responsibility for preparing the financial statements, establishing and maintaining adequate internal financial controllership, and for the public reporting process. The Company’s Internal Audit function is responsible for independently evaluating the efficiency and effectiveness of the key processes and supporting internal controls over financial reporting established by management. The Audit Committee-appointed independent registered public accounting firm for the fiscal year ended December 31, 2025 is responsible for auditing the financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting.
In accordance with the requirements of Sarbanes-Oxley, the related SEC rules and the NYSE Listing Standards, the Company engaged Deloitte & Touche, LLP as the Audit Committee-appointed independent registered public accounting firm for 2025, which appointment was ratified by the Company’s shareholders at the Company’s 2025 Annual Meeting of Shareholders. Deloitte has been the Company’s independent registered public accounting firm since 2002. The Audit Committee provides input on, and ultimately approves, the selection of the audit firm’s lead partner when rotations occur.
The Audit Committee schedules its meetings with a view to ensure that it devotes appropriate attention to all of its responsibilities and duties. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the Audit Committee-appointed independent auditor and the Company’s internal auditors, in each case outside the presence of the Company’s management. The Committee met five times during the fiscal year ended December 31, 2025.
In its oversight role over financial reporting, the Committee reviewed and discussed with the Company’s management, including its CFO, the Company’s Internal Auditor, and Deloitte, the overall scope for the audit of Schneider’s consolidated financial statements for the year ended December 31, 2025 (the “Consolidated 2025 Financial Statements”), the Consolidated 2025 Financial Statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, management judgments and/or accounting estimates, and significant issues encountered in the performance of the audit. The Audit Committee’s review of the Company’s quarterly results or the Consolidated 2025 Financial Statements is not the equivalent of an audit.
The Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC which includes, among other items, matters related to the conduct of the audit of the Consolidated 2025 Financial Statements. In addition, the Committee has discussed various matters with Deloitte related to the audit and the Consolidated 2025 Financial Statements, including critical accounting policies and practices used, the quality, not just the acceptability, of the accounting principles followed, the reasonableness of significant judgments reflected in such financial statements, the clarity of disclosures in the Consolidated 2025 Financial Statements, alternative treatments for material items that have been discussed with management, their assessment of Schneider’s internal control over financial reporting, and the overall quality of the Company’s financial reporting and other material written communications between Deloitte and management. The Committee has also received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Committee concerning independence and has discussed with Deloitte

84

its independence from the Company and its management. In addition, the Committee has received written material addressing Deloitte’s internal quality control procedures and other matters, as required by the NYSE listing standards. The Committee understands the need for Deloitte to maintain objectivity and independence in its audit of the Company’s financial statements and internal controls over financial reporting. The Committee has implemented a formal pre-approval process for non-audit fee services and the fees associated with such services, and it seeks to limit such services and fees to a level that maintains the focus of the core relationship with Deloitte on financial statement review and evaluation. The Audit Committee approved all services provided by Deloitte to the Company in 2025.
The Audit Committee annually reviews and assesses the Audit Committee-appointed independent registered public accounting firm. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited Consolidated 2025 Financial Statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for 2025 for filing with the SEC, and that retention of Deloitte as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 is in the best interest of the Company and its shareholders. This report is provided by the following independent Directors, who constitute the Committee:
Members of the Audit Committee
›
James Giertz (Chair), Independent

›
Julie K. Streich, Independent

›
John A. Swainson, Independent

2026 SCHNEIDER PROXY STATEMENT	85

Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act, requires our directors, executive officers, principal accounting officer, and persons who beneficially own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. We assist our directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of Section 16 reports in our possession and on written representations from reporting persons, we believe that during 2025 all required reports for our directors, executive officers, principal accounting officer, and persons who beneficially own more than 10% of our Common Stock were filed on a timely basis, except that five reports to report nine gifts of the company’s common stock were not timely filed for Paul J. Schneider due to administrative oversight.
Shareholder proposals for our 2027 annual meeting
The submission deadline for shareholder proposals to be included in our proxy materials for the 2027 annual meeting pursuant to Rule 14a-8 under the Exchange Act is November 17, 2026, except as may otherwise be provided in Rule 14a-8 under the Exchange Act. All such proposals must be received by the Corporate Secretary at 3101 South Packerland Drive, Green Bay, WI 54313 by the required deadline to be considered for inclusion in the Company’s 2027 proxy materials.
Advance notice procedures for our 2027 annual meeting
Under our Bylaws, director nominations and other business may be introduced at an annual meeting of the Company’s shareholders only by or at the direction of the Board or by a shareholder of record who is entitled to vote at the annual meeting who has complied with the notice procedures in our Bylaws. For a proposal to be properly introduced at an annual meeting of the Company’s shareholders, a shareholder must deliver timely notice of the proposal, the proposal must pertain to a subject which is proper for presentment at the meeting, and the notice must be accompanied with information described in our Bylaws. To be timely, the shareholder generally must deliver notice no later than the close of business on the 90th day prior to, and not earlier than the close of business on the 120th day in advance of, the anniversary of the annual meeting of shareholders held in the prior year. Accordingly, any notice for nominating directors at, or bringing other business before, the 2027 annual meeting must be submitted no earlier than December 31, 2026 and no later than January 30, 2027 (unless the date of the meeting is changed by more than 30 days). The notice must be sent to our Corporate Secretary at 3101 South Packerland Drive, Green Bay, WI 54313. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Corporate Secretary. If the shareholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such nomination or other business submitted by a shareholder.
Shareholders who intend to include director nominees in the proxy card for the 2027 annual meeting must provide written notice to the Corporate Secretary at the address above no later than March 1, 2027 with all the names of the nominees for whom such shareholder intends to solicit proxies. The notice must also meet all the requirements set forth in Rule 14a-19(b).

86

Other business
The Board knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting or any adjournment or postponement, it is the intention of the proxy holders named in the accompanying proxy card to vote the shares represented thereby on those matters in accordance with their best judgment.
Form 10-K
A copy of our Annual Report on Form 10-K will be sent without charge to any shareholder who requests it in writing, addressed to: Schneider National, Inc., Attn: Corporate Secretary, 3101 South Packerland Drive, Green Bay, WI 54313. Our Annual Report on Form 10-K is also posted and available for download from our Company website at https://investors.schneider.com.
Incorporation by reference
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation Committee Report” (to the extent permitted by the rules of the SEC), as well as any exhibits to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.
Dated: March 17, 2026
Green Bay, Wisconsin

2026 SCHNEIDER PROXY STATEMENT	87

APPENDIX A
Schneider National, Inc.
2017 Omnibus Incentive Plan
(as amended and restated effective April 29, 2026)
SECTION 1.   Purpose.   The purpose of this Schneider National, Inc. 2017 Omnibus Incentive Plan, as amended from time to time (the “Plan”) is to promote the interests of the Company and its stockholders by (a) attracting and retaining exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) of the Company and its Affiliates and (b) enabling such individuals to participate in the long-term growth and financial success of the Company.
SECTION 2.   Definitions.   As used herein, the following terms shall have the meanings set forth below:
“Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.
“Award” means any award that is permitted under Section 6 and granted under the Plan.
“Applicable Exchange” means the New York Stock Exchange or any other national stock exchange or quotation system on which the Shares may be listed or quoted.
“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award, which may (but need not) require execution or acknowledgment by a Participant.
“Board” means the Board of Directors of the Company.
“Cash Incentive Award” means an Award (a) granted pursuant to Section 6(g), (b) that is settled in cash and (c) the value of which is set by the Committee and is not calculated by reference to the Fair Market Value of a Share.
“Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, “Cause” (or words of similar import) as such term may be defined in any employment or similar agreement in effect at the time of the Participant’s termination of employment between the Participant and the Company or its Affiliates, or, if there is no such employment or similar agreement or such term is not defined therein, “Cause” means any of the following, as determined by the Committee in good faith: (i) the Participant’s dereliction of duties or negligence or failure to perform his duties, or willful refusal to follow any lawful directive of his immediate supervisor, the Company’s Chief Executive Officer or the Board, as applicable; (ii) the Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving moral turpitude or dishonesty; (iii) the Participant’s commission of fraud, embezzlement, theft or any deliberate misappropriation of money or other assets of the Company or its Affiliate; (iv) the Participant’s breach of any term of any employment or similar agreement entered into between the Company or its Affiliate, on the one hand, and the Participant, on the other hand, (v) the Participant’s breach of his fiduciary duties to the Company;

2026 SCHNEIDER PROXY STATEMENT	A-1

(vi) any willful act, or failure to act, by the Participant in bad faith to the detriment of the Company, an Affiliate or business unit thereof (whether financially or reputationally) (as determined by the Committee); or (vii) the Participant’s willful failure to cooperate in good faith with a governmental or internal investigation of the Company or any of its directors, managers, officers or employees, if the Company requests his cooperation.
“Change of Control” means (i) a change in the ownership of the Company, (ii) a change in the effective control of the Company, or (iii) a change in the ownership of a substantial portion of the Company’s assets:
(i)   A change in the ownership of the Company occurs on the date that any one person (or more than one person acting as a group), acquires ownership of stock of the Company (through merger, consolidation, statutory share exchange, any other similar form of corporate transaction or otherwise) that together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s stock. A stock acquisition will not be deemed to be a change in the ownership of the Company if such person or group is considered to own more than 50% of the total fair market value or total voting power of the Company’s stock at the time of the acquisition of additional stock. Notwithstanding anything in the Plan to the contrary, for purposes of this subparagraph (i), any direct or indirect transfers of Company stock among members of the Donald J. Schneider family or trusts held for the primary benefit of members of the Donald J. Schneider family (the “Family Group”) shall not constitute a change in the ownership of the Company.
(ii)   A change in the effective control of the Company occurs on the date that either:
(A)   any one person or persons acting as a group (excluding the Family Group) acquires (or has acquired) during the 12-month period ending on the date of the most recent acquisition by such person or group) ownership of the stock of the Company that constitutes 30% or more of the total voting power of the stock of the Company, or
(B)   a majority of the members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board serving prior to the date of the appointment or election.
If a person or a group is considered to effectively control the Company, the acquisition of additional control of the Company by the same person or group is not considered to cause a change in the effective control of the Company. In addition, any indirect or direct transfers of Company stock among the Family Group shall not constitute a change in effective control of the Company.
(iii)   A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person (or more than one person acting as a group) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) all or substantially all the assets of the Company, including, but not limited to, pursuant to a complete or partial liquidation or dissolution approved by the Company’s stockholders Notwithstanding the foregoing, a transfer of the Company’s assets is not treated as a change in ownership of a substantial portion of the Company’s assets where such assets are transferred to:
(A)   an existing shareholder of the Company in exchange for or with respect to its stock,

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(B)   an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,
(C)   a person or group that owns, directly or indirectly, 50% or more of the total value or voting power of all of the Company’s outstanding stock, or
(D)   an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii) above.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan (or to administer certain types of Awards granted under the Plan, such as Awards made to Non-Employee Directors).
“Company” means Schneider National, Inc., a corporation organized under the laws of Wisconsin, together with any successor thereto.
“Deferred Share Unit” means a deferred share unit Award that represents an unfunded and unsecured promise to deliver Shares in accordance with the terms of the applicable Award Agreement.
“Disability” (or the correlative “Disabled”) means, as to any Participant, unless the applicable Award Agreement states otherwise, “Disability” (or words of similar import) as such term may be defined in any employment or similar agreement in effect at the time of the Participant’s termination of employment between the Participant and the Company or its Affiliates, or, if there is no such employment or similar agreement or such term is not defined therein, “Disability” means a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled. Notwithstanding the foregoing, if payment or settlement of an Award subject to Section 409A of the Code is to be accelerated solely as a result of a Participant’s Disability, the applicable “Disability” must also constitute a “Disability” as defined in Section 409A of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
“Exercise Price” means (a) in the case of each Option, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (b) in the case of each SAR, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the Participant pursuant to such SAR.
“Fair Market Value” means, except as otherwise provided in the applicable Award Agreement, (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (b) with respect to Shares, as of any date, (i) the closing per-share sales price of Shares as reported by the Applicable Exchange for such stock exchange for such date or if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall

2026 SCHNEIDER PROXY STATEMENT	A-3

be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.
“Incentive Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.
“Non-Employee Director” means a member of the Board who is neither an employee of the Company nor an employee of any Affiliate.
“Nonqualified Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is not an Incentive Stock Option.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.
“Participant” means any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Substitute Award pursuant to Section 4(c).
“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 6(e) of the Plan.
“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award or Performance Unit or, if applicable, any Cash Incentive Award.
“Performance Formula” means, for a Performance Period, the one or more formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award or Performance Unit or, if applicable, the Cash Incentive Award of a particular Participant, whether all, some portion but less than all, or none of such Award has been earned for the Performance Period.
“Performance Goal” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
“Performance Period” means the one or more periods of time as the Committee may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award or Performance Unit or, if applicable, a Cash Incentive Award.
“Performance Unit” means an Award under Section 6(f) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Goals during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

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“Plan” shall have the meaning specified in Section 1.
“Restricted Share” means a Share that is granted under Section 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.
“Retirement” (or the correlative “retire”), unless the applicable Award Agreement states otherwise, means a Participant’s voluntary resignation from employment with the Company and its Affiliates, at any time after attaining age 59-1/2 and completing 10 years of service with the Company and its Affiliates, provided that (i) the Participant continued in active employment through the end of the year in which the Award was granted, (ii) the Participant provided the Company with at least six months’ advance written notice of the Participant’s intention to retire and (iii) the Participant is in compliance with any noncompetition, nonsolicitation, confidentiality or other restrictive covenants to which the Participant is subject pursuant to any written agreement with the Company or one of its Affiliates.
“RSU” means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.
“Rule 16b-3” means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.
“SAR” means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.
“SEC” means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.
“Shares” means shares of Class B Common Stock of the Company, no par value, or such other securities of the Company (a) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (b) as may be determined by the Committee pursuant to Section 4(b).
“Subsidiary” means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock.
“Substitute Awards” shall have the meaning specified in Section 4(c).
“Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
SECTION 3.   Administration.   (a)    Composition of the Committee.   The Plan shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of the Applicable Exchange and Rule 16b-3 and any other applicable laws or rules, unless the Board determines otherwise, the Committee shall be composed of two or more directors, all of whom shall be Non-Employee Directors and all of whom shall meet the independence requirements of the Applicable Exchange.

2026 SCHNEIDER PROXY STATEMENT	A-5

(b)   Authority of the Committee.   Subject to the terms of the Plan and applicable law, and in addition to the other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares or dollar value to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (viii) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c)   Committee Decisions.   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.
(d)   Indemnification.   No member of the Board, the Committee or any employee of the Company to whom authority has been delegated under the Plan (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be

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available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws, in each case, as may be amended from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
(e)   Delegation of Authority to Senior Officers.   The Committee may delegate, on such terms and conditions as it determines in its discretion, to one or more senior officers of the Company the authority to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act), employees and consultants of the Company and its Affiliates (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act), employee or consultant) and all necessary and appropriate decisions and determinations with respect thereto.
(f)   Awards to Directors.   Notwithstanding anything to the contrary contained herein, the Board may, in its discretion, at any time and from time to time, grant Awards to Non-Employee Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein.
SECTION 4.   Shares Available for Awards; Cash Payable Pursuant to Awards.   (a) Shares and Cash Available.   (i) Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to 27,900,000 (the “Plan Share Limit”). Awards that are required to be settled in cash will not count against the Plan Share Limit.
(ii)   If any Award granted under the Plan is (A) forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, or (B) settled other than wholly by delivery of Shares (including cash settlement), then, in the case of clauses (A) and (B), the number of Shares subject to such Award that were not delivered with respect to such Award will not be treated as delivered and will not count against the Plan Share Limit. If Shares delivered upon vesting, settlement or exercise of an Award are, or Shares owned by a Participant are, surrendered or tendered to the Company in payment of any taxes required to be withheld in respect of such Award or payment of the exercise price of an Option, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again become available to be delivered pursuant to Awards under the Plan; provided, however, that in no event shall such Shares increase the Plan ISO Limit (defined below).
(iii)   Notwithstanding anything to the contrary in Section 4(a)(i), but subject to adjustment under Section 4(b), the following special limits shall apply to Shares available for Awards under the Plan:
(A)   the maximum aggregate number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be equal to 27,900,000 (such amount, the “Plan ISO Limit”);

2026 SCHNEIDER PROXY STATEMENT	A-7

(B)   the maximum number of Shares subject to Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees paid during the calendar year to the Non-Employee Director in respect of the Non-Employee Director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to such limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Board may determine in its discretion, so long as the Non-Employee Director receiving such additional compensation does not participate in the decision to award such compensation.
(b)   Adjustments for Changes in Capitalization and Similar Events.   (i) In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off, the Committee shall equitably adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) Plan Share Limit, and (2) the Plan ISO Limit, and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price, if applicable, with respect to any Award; provided, however, that the Committee shall determine the method and manner in which to effect such equitable adjustment.
(ii)   In the event that the Committee determines in its discretion that an adjustment is appropriate or desirable upon (A) any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affecting the Shares or the financial statements of the Company or any Affiliate (including any Change of Control), or (B) any changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, then the Committee may (1) in such manner as it may deem appropriate or desirable, equitably adjust any or all of (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Plan Share Limit, and the Plan ISO Limit, and (Y) the terms of any outstanding Award, including the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate; the Exercise Price, if applicable, with respect to any Award; and any performance goal, target or measure, as applicable, (2) make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR, (3) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR (as of a date specified by the Committee) without any payment or consideration therefor, or (4) provide for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event.

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(iii)   Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 4(b) (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 4(b) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment under this Section 4(b) and, upon such notice, such adjustment shall be conclusive and binding for all purposes.
(c)   Substitute Awards.   Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall not be counted against the Plan Share Limit; provided, that Substitute Awards granted or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the Plan ISO Limit. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count against the Plan Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees of the Company and its Affiliates or members of the Board prior to such acquisition or combination.
(d)   Sources of Shares Deliverable under Awards.   Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.
SECTION 5.   Eligibility.   Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or any of its Affiliates shall be eligible to be designated a Participant.
SECTION 6.   Awards.   (a) Types of Awards.   Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Performance Compensation Awards, (vi) Performance Units, (vii) Cash Incentive Awards, (viii) Deferred Share Units and (ix) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or granted by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code.
(b)   Options.   (i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Options shall be granted, (B) the number of Shares subject to each Option to be granted to each Participant, (C) whether each Option shall be an Incentive Stock Option or a Nonqualified Stock Option and (D) the terms and conditions of each Option, including the vesting criteria, term, methods of exercise and methods and form of settlement. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any

2026 SCHNEIDER PROXY STATEMENT	A-9

regulations related thereto, as may be amended from time to time. Each Option granted under the Plan shall be a Nonqualified Stock Option unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options. To the extent the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
(ii)   Exercise Price.   The Exercise Price of each Share covered by each Option shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the Option is granted; provided, however, that the Exercise Price of each Share covered by a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than 100% of the Fair Market Value of such Share as of the date of the assumption or substitution of such Option; provided, further, that in the case of each Incentive Stock Option granted to an employee who, immediately before the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per-Share Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.
(iii)   Vesting and Exercise.   Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, each Option may only be exercised to the extent that it has already vested at the time of exercise. The vesting schedule shall be specified by the Committee in the applicable Award Agreement. Each Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of each Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in Sections 4(a) and 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of each Option, including any conditions relating to the application of Federal, state, non-U.S. or local securities laws, as it may deem necessary or advisable.
(iv)   Payment.   (A)    No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 9(d)) an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee’s discretion, (1) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver cash promptly to the Company, (3) by having the Company withhold

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Shares from the Shares otherwise issuable pursuant to the exercise of the Option (for the avoidance of doubt, the Shares withheld shall not count against the maximum number of Shares that may be delivered pursuant to the Awards granted under the Plan (other than with respect to the Plan ISO Limit) as provided in Section 4(a)) or (4) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company, together with any Shares withheld by the Company in accordance with this Section 6(b)(iv) or Section 9(d), as of the date of such tender, is at least equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.
(B)   Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.
(v)   Expiration.   Except as otherwise set forth in the applicable Award Agreement, each Option shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the Option is granted (or, in the case of an Incentive Stock Option granted to an employee who, immediately before the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the fifth anniversary of the date the Option is granted) and (B) 90 days after the date the Participant who is holding the Option ceases to be a director, officer, employee or consultant of the Company or one of its Affiliates. Notwithstanding the foregoing, if an Option (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by the Company’s securities trading policy or Company-imposed “blackout period”, the expiration date shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).
(c)   SARs.   (i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom SARs shall be granted, (B) the number of SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) the terms and conditions of each SAR, including the vesting criteria, term, methods of exercise and methods and form of settlement.
(ii)   Exercise Price.   The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the SAR is granted); provided, however, that the Exercise Price of each Share covered by a Substitute Award granted as a SAR shall be determined in accordance with Section 409A of the Code and may be less than 100% of the Fair Market Value of such Share as of the date of the assumption or substitution of such SAR.
(iii)   Vesting and Exercise.   Each SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine, in its discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing. Each SAR shall be vested and exercisable at such time, in such manner and subject to such terms and conditions as the Committee may, in its discretion,

2026 SCHNEIDER PROXY STATEMENT	A-11

specify in the applicable Award Agreement or thereafter. The vesting schedule shall be specified by the Committee in the applicable Award Agreement.
(iv)   Substitution SARs.   The Committee shall have the ability to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in Shares (or SARs settled in Shares or cash in the Committee’s discretion) (“Substitution SARs”) for outstanding Nonqualified Stock Options (“Substituted Options”); provided that (A) the substitution shall not otherwise result in a modification of the terms of any Substituted Option, (B) the number of Shares underlying the Substitution SARs shall be the same as the number of Shares underlying the Substituted Options and (C) the Exercise Price of the Substitution SARs shall be equal to the Exercise Price of the Substituted Options. If, in the opinion of the Company’s auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.
(v)   Expiration.   Except as otherwise set forth in the applicable Award Agreement, each SAR shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the SAR is granted and (B) 90 days after the date the Participant who is holding the Option ceases to be a director, officer, employee or consultant of the Company or one of its Affiliates. Notwithstanding the foregoing, if a SAR would expire at a time when trading in the Shares is prohibited by the Company’s securities trading policy or Company-imposed “blackout period”, the expiration date shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).
(d)   Restricted Shares and RSUs.   (i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Restricted Shares and RSUs shall be granted, (B) the number of Restricted Shares and RSUs to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the terms and conditions of each such Award, including the vesting criteria, term and methods and form of settlement.
(ii)   Transfer Restrictions.   Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Committee may, in its discretion, determine that Restricted Shares and RSUs may be transferred by the Participant for no consideration. Each Restricted Share may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse.
(iii)   Payment/Lapse of Restrictions.   Each RSU shall be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula) or shall have a value equal to the Fair Market Value of a specified number of Shares (or a number of Shares determined pursuant to a specified formula). RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The vesting schedule shall be specified by the Committee in the applicable Award Agreement.

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(e)   Performance Compensation Awards.   (i) General. The Committee shall have the authority, at the time of grant of any Award, to provide that such Award shall be subject to the achievement of one or more Performance Goals in accordance with this Section 6(e), such awards “Performance Compensation Awards.”.
(ii)   Discretion of the Committee with Respect to Performance Compensation Awards.   With regard to a particular Performance Period, the Committee shall have discretion to select (A) the length of such Performance Period, (B) the type(s) of Performance Compensation Awards to be granted, (C) the Performance Criteria that will be used to establish the Performance Goal(s), (D) the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and (E) the Performance Formula.
(iii)   Performance Criteria.   Notwithstanding the foregoing, the Performance Criteria that shall be used to establish the Performance Goal(s) with respect to Performance Compensation Awards shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and may include, but are not limited to, the following (or any combination of the following): (A) share price; (B) net income or earnings or loss before or after taxes (including earnings before interest, taxes, depreciation and/or amortization), including cumulative compound net income growth rate; (C) operating income or earnings, (D) earnings per share (including specified types or categories thereof); (E) cash flow (including specified types or categories thereof); (F) revenues (including specified types or categories thereof); (G) return on invested capital, return on equity or other return measures (including specified types or categories thereof); (H) appreciation in or maintenance of the price of the Shares or any other publicly-traded securities of the Company, or other shareholder return measures (including specified types or categories thereof); (I) return on sale, sales or product volume; (J) working capital; (K) gross, operating or net profitability or profit margins (including profitability of an identifiable business unit or product); (L) objective measures of productivity or operating efficiency; (M) costs or reduction in costs (including specified types or categories thereof); (N) expenses (including specified types or categories thereof); (O) product unit and pricing targets; (P) premiums written and sales of particular products; (Q) combined ratio; (R) operating ratio; (S) leverage ratio; (T) credit rating; (U) borrowing levels; (V) market share (in the aggregate or by segment); (W) level or amount of acquisitions; (X) economic value; (Y) enterprise value; (Z) book, economic book or intrinsic book value (including book value per share); (AA) improvements in capital structure; (BB) underwriting income or profit; (CC) underwriting return on capital; (DD) underwriting return on equity; (EE) customer satisfaction survey results; (FF) implementation or completion of critical projects; (GG) safety and accident rates; (HH) days sales outstanding; (II) contribution margins; and (JJ) any other object or subjective measure as approved by the Committee. Any Performance Criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted to include or exclude any items otherwise includable or excludable under GAAP. Performance Criteria may be applied on an absolute basis, be relative to one or more peer companies of the Company or indices or any combination thereof or, if applicable, be computed on an accrual or cash accounting basis.
(iv)   Modification of Performance Goals.   If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the applicable Performance Goals unsuitable or requires an adjustment to the Performance Goals or

2026 SCHNEIDER PROXY STATEMENT	A-13

achievement with respect to the Performance Goals, the Committee may in its discretion modify such Performance Goals or the actual levels of achievement regarding the Performance Goals, in whole or in part, as the Committee deems appropriate and equitable. Without limiting the foregoing, in establishing a Performance Goal or determining the achievement of a Performance Goal, the Committee may provide that achievement of the applicable Performance Goal may be amended or adjusted to include or exclude components of any Performance Goal, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Goals shall be subject to such other special rules and conditions as the Committee may establish at any time.
(f)   Performance Units.   (i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Performance Units shall be granted.
(ii)   Value of Performance Units.   Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number and/or value of Performance Units that will be paid out to the Participant.
(iii)   Earning of Performance Units.   Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its discretion, as a function of the extent to which the corresponding Performance Goals have been achieved.
(iv)   Form and Timing of Payment of Performance Units.   Subject to the provisions of the Plan, the Committee, in its discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement.
(g)   Cash Incentive Awards.   (i) Grant.   Subject to the provisions of the Plan, the Committee, in its discretion, shall have the authority to determine (A) the Participants to whom Cash Incentive Awards shall be granted, (B) the amount of Cash Incentive Awards to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Cash Incentive Awards may vest or may be forfeited to the Company and (D) the other terms and conditions of each Cash Incentive Award. Each Cash Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals or other payment conditions in its discretion, which, depending on the extent to which they are met during a specified performance period, shall determine the amount and/or value of the Cash Incentive Award that shall be paid to the Participant.
(ii)   Earning of Cash Incentive Awards.   Subject to the provisions of the Plan, after the applicable vesting period has ended, the holder of a Cash Incentive Award shall be entitled to

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receive a payout of the amount of the Cash Incentive Award earned by the Participant over the specified performance period, to be determined by the Committee, in its discretion, as a function of the extent to which the corresponding performance goals or other conditions to payment have been achieved.
(h)   Other Stock-Based Awards.   Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including Deferred Share Units and fully vested Shares) (whether payable in cash, equity or otherwise) in such amounts and subject to such terms and conditions as the Committee shall determine; provided that any such Awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.
(i)   Dividends and Dividend Equivalents.   In the discretion of the Committee, an Award, other than an Option, SAR or Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on such terms and conditions as may be determined by the Committee in its discretion, including (i) payment directly to the Participant, (ii) withholding of such amounts by the Company subject to vesting of the Award or (iii) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that that no dividend or dividend equivalent granted in connection with an Award shall provide for payment prior to the date such Award vests or is earned, as applicable.
SECTION 7.   Amendment and Termination.   (a)    Amendments to the Plan.   Subject to any applicable law or government regulation and to the rules of the Applicable Exchange, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase either the Plan Share Limit or the Plan ISO Limit, (ii) change the class of employees or other individuals eligible to participate in the Plan or (iii) result in the amendment, cancellation or action described in clause (i), (ii) or (iii) of the second sentence of Section 7(b) being permitted without the approval by the Company’s stockholders; provided, however, that any adjustment under Section 4(b) shall not constitute an increase for purposes of this Section 7(a)(i). No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.
(b)   Amendments to Awards.   The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofore granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be canceled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Option or SAR or any Restricted Share, RSU, other equity-based Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancelation or action is approved by the Company’s stockholders. For the avoidance of doubt, an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(b) or Section 8 shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR.

2026 SCHNEIDER PROXY STATEMENT	A-15

SECTION 8.   Change of Control.
(a)   Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control in which no provision is made for (1) assumption of Awards previously granted or (2) substitution for such Awards of new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) with appropriate adjustments as to the number and kinds of shares and the Exercise Prices, if applicable, (i) any outstanding Options or SARs then held by Participants that are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control, and in accordance with Section 4(b), the Committee shall have authority to (A) make provision for a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR or (B) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR (as of a date specified by the Committee) without any payment or consideration therefor, (ii) all Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other performance-based Awards shall automatically vest as of immediately prior to such Change of Control as if the date of the Change of Control were the last day of the applicable Performance Period, at either the target or actual level of performance (as determined by the Committee or set forth in the applicable Award Agreement), and shall be paid out as soon as practicable following such Change of Control (in cash, securities or other property), and (iii) all other outstanding Awards (i.e., other than Options, SARs, Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards or other performance-based Awards) then held by Participants that are unexercisable, unvested or still subject to restrictions or forfeiture, shall automatically be deemed exercisable and vested and all restrictions and forfeiture provisions related thereto shall lapse as of immediately prior to such Change of Control and shall be paid out (in cash, securities or other property) within 30 days following such Change of Control or such later date as may be required to comply with Section 409A of the Code.
(b)   Unless otherwise provided in the applicable Award Agreement, if within 24 months following a Change of Control in which the acquirer assumes Awards previously granted or substitutes Awards for new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) with appropriate adjustments as to the number and kinds of shares and the Exercise Prices, if applicable, a Participant’s employment is terminated by the Company (or its successor) without Cause (other than due to death or Disability), (i) any outstanding Options or SARs then held by such Participant that are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of the date of such termination, and shall remain exercisable until the earlier of the expiration of the existing term of such Option or SAR or 90 days following the date of such termination, (ii) all Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other performance-based Awards then held by such Participant shall automatically vest as of the date of such termination, as if such date were the last day of the applicable Performance Period, at either the target or actual level of performance (as determined by the Committee or set forth in the applicable Award Agreement), and such deemed earned amount shall be paid out as soon as practicable following such termination (in cash, securities or other property), and (iii) all other outstanding Awards (i.e., other than Options, SARs, Performance Units, Cash Incentive Awards, Awards designated as Performance

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Compensation Awards or other performance-based Awards) then held by such Participant that are unexercisable, unvested or still subject to restrictions or forfeiture, shall automatically be deemed exercisable and vested and all restrictions and forfeiture provisions related thereto shall lapse as of the date of such termination and shall be paid out (in cash, securities or other property) as soon as practicable following such date of termination.
SECTION 9.   General Provisions.   (a) Nontransferability.   Except as otherwise specified in the applicable Award Agreement, during the Participant’s lifetime, each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Board or the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability; provided, however, that Incentive Stock Options shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred in any way in exchange for value. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.
(b)   No Rights to Awards.   No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
(c)   Share Certificates.   All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the Applicable Exchange and any applicable Federal or state, non-U.S. or local laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, the Company shall not deliver to any Participant certificates evidencing Shares granted in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
(d)   Withholding.   (i) Authority to Withhold.   A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.
(ii)   Alternative Ways to Satisfy Withholding Liability.   Without limiting the generality of Section 9(d)(i), subject to the Committee’s discretion, a Participant may satisfy, in whole or in

2026 SCHNEIDER PROXY STATEMENT	A-17

part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and other Awards are settled in Shares), a number of Shares having a Fair Market Value equal to such withholding liability. Withholding by the Company shall be at no more than the minimum applicable tax withholding rate or, if permitted by the Committee, such other rate as is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity.
(e)   Section 409A.   (i) It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.
(ii)   No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.
(iii)   If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good-faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.
(iv)   Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.
(f)   Award Agreements.   Each Award hereunder (other than a Cash Incentive Award) shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

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(g)   No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(h)   No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee or consultant of or to the Company or any Affiliate, nor shall it be construed as giving a Participant any rights to continued service on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any directorship or consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
(i)   No Rights as Stockholder.   No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote) in respect of such Restricted Shares. Except as otherwise provided in Section 4(b) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.
(j)   Governing Law.   The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the conflict of laws provisions thereof.
(k)   Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(l)   Other Laws; Restrictions on Transfer of Shares.   The Committee may refuse to deliver or transfer any Shares or other consideration under an Award if, acting in its discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.
(m)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any

2026 SCHNEIDER PROXY STATEMENT	A-19

Affiliate, on the one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.
(n)   Clawback/Forfeiture.   Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Committee may cancel such Award if the Participant, without the consent of the Company, has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate while employed by or providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any Affiliate, as determined by the Committee. The Committee may also provide in an Award Agreement that in such event, the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of Shares acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award Agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of the Applicable Exchange, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).
(o)   No Fractional Shares.   Except as otherwise approved by the Committee, no fractional Shares shall be granted or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(p)   Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.   No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Committee action to make such an election and the Participant makes the election, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the Internal Revenue Service (or any successor thereto) or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or any other applicable provision.
(q)   Requirement of Notification upon Disqualifying Disposition under Section 421(b) of the Code.   If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition.

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(r)   Headings and Construction.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Whenever the words “include”, “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “but not limited to”, and the word “or” shall not be deemed to be exclusive.
SECTION 10.   Term of the Plan.   (a)    Effective Date.   The Plan was originally effective as of the date of its adoption by the Board in 2017 and it was previously approved by the Company’s shareholders prior to the Company’s initial public offering. The Plan, as amended and restated, shall be effective on the date it is approved by the Company’s shareholders at the Company’s 2026 Annual Meeting.
(b)   Expiration Date.   No Award shall be granted under the Plan after the tenth anniversary of the date the Plan, as amended and restated, is approved by the Company’s stockholders under Section 10(a). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

2026 SCHNEIDER PROXY STATEMENT	A-21

SCHNEIDER NATIONAL, INC. PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone.Vote Your Proxy on the Internet:Go to https://AALvote.com/SNDR Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote Your Proxy by Phone:Call 1-866-804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.Vote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid As a stockholder of Schneider National, Inc., you have the option of envelope provided.voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Central Time on April 29, 2026.PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.t t SCHNEIDER NATIONAL, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 30, 2026 AT 7:30 A.M. CENTRAL TIMETHIS
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder(s) of Schneider National, Inc., a Wisconsin corporation, hereby acknowledges receipt of the Notice of 2026 Annual Meeting of Shareholders and Proxy Statement with respect to the 2026 Annual Meeting of Shareholders of Schneider National, Inc. to be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/schneider/2026 by 11:59 pm ET on April 29, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement.The stockholder(s) hereby appoint Darrell G. Campbell and Thomas G. Jackson, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and each with all powers that the undersigned would possess if personally present, to vote all of the shares of common stock of SCHNEIDER NATIONAL, INC. at the Annual Meeting of Shareholders and any adjournment or postponements thereof, as set forth on the reverse side, and in their discretion upon any other business that may properly come before the meeting (and any such postponements) or adjournments).This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies will vote in their discretion upon any and all other matters that may properly come before the meeting and any adjournment or postponement thereof.Signature Date Title Signature (Joint Owners) NOTE: PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR THE INTERNET.Address change:(If you noted any Address Changes above, please mark box.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 30, 2026The Proxy Statement and Annual report are available at: https://web.viewproxy.com/schneider/2026The Board of Directors of the Company recommends that you vote “FOR” the election of the Board’s nominees for director named below, and “FOR” Proposals 2, 3, and 4.Please mark your votes like this 1. The election to Schneider National’s Board of Directors of the ten nominees named in the proxy statement. 1. ELECTIONS OF DIRECTORS: 01) Mary P. DePrey02) Julie K. Streich03) James R. Giertz04) Austin Ramirez05) Robert M. Knight, Jr.06) Mark B. Rourke07) Paul J. Schneider08) Jyoti Chopra09) John A. Swainson10) James L. Welcho Mark here to vote FOR all nomineeso Mark here to WITHHOLD vote from all nomineeso For All EXCEPT – To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.2. Ratify the Appointment of Deloitte & Touche, LLP as Schneider National’s independent registered public accounting firm for fiscal 2026. FOR o AGAINST o ABSTAIN o3. Approval of amended and restated 2017 Schneider National, Inc. Omnibus Incentive Compensation Plan. FOR o AGAINST o ABSTAIN o4. Advisory vote to approve executive compensation. FOR o AGAINST o ABSTAIN o

SCHNEIDER NATIONAL, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on April 30, 2026 at 7:30 a.m. Central TimeThis communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.The Proxy Statement and Annual Report are available at https://web.viewproxy.com/schneider/2026If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before April 22, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials.CONTROL NUMBERSTOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.To the Stockholders of
SCHNEIDER NATIONAL, INC.The 2026 Annual Meeting of Stockholders of SCHNEIDER NATIONAL, INC. will be held virtually on April 30, 2026 at 7:30 am Central Time.The 2026 Annual Meeting of Stockholders of SCHNEIDER NATIONAL, INC. will be held virtually on April 30, 2026 at 730 a.m. (CDT). As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at https://web.viewproxy.com/schneider/2026 and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m. (EDT) on April 29, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the unique link and password you received via email in your meeting invitation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement.The Board of Directors of the Company recommends that you vote “FOR” the election of the Board’s nominees for director named below, and “FOR” Proposals 2, 3, and 4.1. The election to Schneider National’s Board of Directors of the ten nominees named in the proxy statement. 1. ELECTIONS OF DIRECTORS:01) Mary P. DePrey 06) Mark B. Rourke02) Julie K. Streich 07) Paul J. Schneider03) James R. Giertz 08) Jyoti Chopra04) Austin Ramirez 09) John A. Swainson05) Robert M. Knight, Jr. 10) James L. Welch2. Ratify the Appointment of Deloitte & Touche, LLP as Schneider National’s independent registered public accounting firm for fiscal 2026. 3. Approval of amended and restated 2017 Schneider National, Inc. Omnibus Incentive Compensation Plan.4. Advisory vote to approve executive compensation. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet: Go to https://web.viewproxy.com/schneider/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to https://www.AALvote.com/SNDR Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to https://www.AALvote.com/SNDR Have your 11-digit Virtual Control Number available and follow the prompts. SCHNEIDER NATIONAL, INC.